As filed with the Securities and Exchange Commission on January 30, 2002


                                                      Registration No. 333-00767
                                                               ICA No. 811-07531

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                           Pre-Effective Amendment No.                     [ ]


                         Post-Effective Amendment No. 10                   [X]


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]


                                Amendment No. 11                           [X]


                        (Check appropriate box or boxes)

                               AMERINDO FUNDS INC.
               (Exact Name of Registrant as Specified in Charter)

                             C/O AMERINDO FUNDS INC.
                    399 PARK AVENUE, NEW YORK, NEW YORK 10022
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (212) 371-6360


                                 JESSICA CARUSO
                               AMERINDO FUNDS INC.
                           399 PARK AVENUE, 22ND FLOOR
                            NEW YORK, NEW YORK 10022
                     (Name and Address of Agent for Service)

                      Copy to:  MICHAEL R. ROSELLA, ESQ.
                                PAUL, HASTINGS, JANOFSKY & WALKER LLP
                                399 PARK AVENUE, 31ST FLOOR
                                NEW YORK, NEW YORK 10022
                                (212) 318-6800


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:  (check appropriate box)


        [ ] immediately upon filing pursuant to paragraph (b)
        [x] on February 28, 2002 pursuant to paragraph (b)

        [ ] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on (date) pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMERINDO FUNDS

PROSPECTUS


FEBRUARY 28, 2002


CLASS A SHARES
CLASS C SHARES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                    PROSPECTUS 1

                                                           AMERINDO FUNDS INC.


February 28, 2002                               Class A Shares; Class C Shares


AMERINDO TECHNOLOGY FUND

AMERINDO INTERNET B2B FUND

AMERINDO HEALTH & BIOTECHNOLOGY FUND

Each Fund's investment objective is to seek long-term capital appreciation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


Risk/Return Summary: Investments, Risks and Performance ....................  2

Fee Table ..................................................................  8

Investment Objectives, Principal Investment Strategies and Related Risks ...  9

Additional Investment Information and Risk Factors ......................... 10

Management, Organization and Capital Structure ............................. 12

Pricing of Fund Shares ..................................................... 15

How to Purchase Shares ..................................................... 15

How to Redeem Shares ....................................................... 20

Exchanging Fund Shares ..................................................... 22

Dividends and Distributions                                                  22

Tax Consequences ........................................................... 23

Distribution Arrangements .................................................. 23

Financial Highlights Information ........................................... 26

--------------------------------------------------------------------------------

Amerindo Funds Inc. (the "Company") is currently composed of four portfolios. This prospectus pertains to the Amerindo Technology Fund, the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund portfolios only.

2  PROSPECTUS  RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

  AMERINDO
  Technology Fund

INVESTMENT OBJECTIVE

The Amerindo Technology Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


The Amerindo Technology Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. Technology companies are those companies with business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 80% of its net assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.


PRINCIPAL RISKS

[] The loss of money is a risk of investing in the Fund.

[] The value of the Fund's shares and the securities held by the Fund can each decline in value.

[] The Fund may involve significantly greater risks and therefore may experience greater volatility than a fund that does not primarily invest in the technology and science areas.

[] Investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. In addition, certain companies in these fields may never be profitable.

[] Investments in smaller capitalized companies involve greater risks, such as limited product lines, markets and financial or managerial resources.

[] As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

WHO MAY WANT TO INVEST IN THE AMERINDO TECHNOLOGY FUND


The Amerindo Technology Fund is designed for long-term investors who understand and are willing to accept the risk of loss of principal involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risk before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the greater than average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

                                                                    PROSPECTUS 3

                                                                 AMERINDOFUNDS

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table may assist in your decision to invest in the Amerindo Technology Fund. The bar chart shows the average annual returns of Class A shares of the Fund for the life of the Class. The table shows how the Fund's Class A and Class C shares' average annual returns for the one-year and since inception periods compare with that of the JPMorgan Hambrecht & Quist Growth Index. During the periods shown, the technology sector experienced stronger gains and losses than the stock market as a whole. In addition, during the most recent two calendar years, the value of technology related securities has declined materially. While analyzing this information, please note that the Amerindo Technology Fund's past performance is not an indication of how Class A or Class C shares of the Fund will perform in the future.


                  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)
                                (CLASS A SHARES)

[TECHNOLOGY LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

1999           250.60%
2000           (64.77)%
2001           (50.72)%

BEST QUARTER 3/31/99: 67.92%          WORST QUARTER 9/30/01: (56.47)%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                 PAST        SINCE
(FOR THE PERIODS ENDING 12/31/01)(2,3)     ONE YEAR    INCEPTION(4)
--------------------------------------------------------------------------------
Amerindo Technology Fund
Class A Shares                             (53.57)%      (2.28)%
--------------------------------------------------------------------------------
Amerindo Technology Fund
Class C Shares                             (51.52)%     (56.23)%
--------------------------------------------------------------------------------
JPMorgan Hambrecht&
Quist Growth Index(5)                      (23.45)%      32.50%(6)
--------------------------------------------------------------------------------

(1) Sales loads are not reflected in the year-by-year total return or in the best and worst quarterly returns. If they were, returns would be less than those shown.

(2) Reflects 5.75% sales load for Class A shares.

(3) Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.

(4) The dates of inception of the Class A and Class C shares were August 3, 1998 and December 15, 1999, respectively.

(5) The JPMorgan Hambrecht & Quist Growth Index is a multiple-sector growth stock composite comprised of the publicly traded stocks of approximately 275 companies that have annual revenues of less than $300 million. The Index includes companies in the technology, healthcare services, branded consumer and Internet sectors. You may not invest in the JPMorgan Hambrecht & Quist Growth Index and unlike the Fund, it does not incur fees or charges.


(6) Since August 31, 1998.

   The Board of Directors reserves the right at its discretion to close this Fund to new investors at such time as it deems appropriate.

4  PROSPECTUS

  AMERINDO
  Internet B2B Fund

INVESTMENT OBJECTIVE

The Amerindo Internet B2B Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


The Amerindo Internet B2B Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies in the Internet business to business ("B2B") sector. B2B companies are those companies with primary business operations enabling or managing through services, software or components, business to business operations over the Internet. Investment strategy will focus on three primary areas that are driving the growth of the
Internet: infrastructure software, telecommunications companies supporting B2B and pure B2B e-commerce companies. In addition to investing at least 80% of its net assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.


PRINCIPAL RISKS

[] The loss of money is a risk of investing in the Fund.

[] The value of the Fund's shares and the securities held by the Fund can each decline in value.

[] The Fund may involve significantly greater risks and therefore may experience greater volatility than a fund that does not primarily invest in the Internet sector.

[] Investments in companies in the rapidly changing field of technology face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. In addition, certain companies in this industry may never be profitable.

[] Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

[] As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

WHO MAY WANT TO INVEST IN THE AMERINDO INTERNET B2B FUND


The Amerindo Internet B2B Fund is designed for long-term investors who understand and are willing to accept the risk of loss of principal involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risk before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the greater than average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

                                                                    PROSPECTUS 5

                                                                 AMERINDOFUNDS

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table may assist in your decision to invest in the Amerindo Internet B2B Fund. The bar chart shows the average annual returns of Class A shares of the Fund for the life of the Class. The table shows how the Fund's Class A and Class C shares' average annual returns for the one-year and since inception periods compare with that of the JPMorgan Hambrecht & Quist Growth Index. During the periods shown, the Internet B2B Sector experienced stronger losses than the stock market as a whole. In addition, during the most recent two calendar years, the value of securities in the sector has declined materially. While analyzing this information, please note that the Amerindo Internet B2B Fund's past performance is not an indication of how Class A or Class C shares of the Fund will perform in the future.

                 YEAR-BY YEAR TOTAL RETURN AS OF DECEMBER 31(1)
                                (CLASS A SHARES)

[INTERNET B2B LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

2001       (56.90)%

BEST QUARTER 12/31/01: 45.21%          WORST QUARTER 3/31/01 (57.88)%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS              PAST       SINCE
(FOR THE PERIODS ENDING 12/31/01)(2,3)  ONE YEAR   INCEPTION(4)
--------------------------------------------------------------------------------
Amerindo Internet B2B
Fund Class A Shares                     (59.37)%   (41.30)%
--------------------------------------------------------------------------------
Amerindo Internet B2B
Fund Class C Shares                     (57.81)%   (39.68)%
--------------------------------------------------------------------------------
JPMorgan Hambrecht &
Quist Growth Index(5)                   (23.45)%   (24.75)%(6)
--------------------------------------------------------------------------------

(1) Sales loads are not reflected in the year-by-year total return or in the best and worst quarterly returns. If they were, returns would be less than those shown.

(2) Reflects 5.75% sales load for Class A shares.

(3) Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.


(4) The date of inception of the Class A and Class C shares was May 30, 2000.

(5) The JPMorgan Hambrecht & Quist Growth Index is a multiple-sector growth stock composite comprised of the publicly traded stocks of approximately 275 companies that have annual revenues of less than $300 million. The Index includes companies in the technology, healthcare services, branded consumer, and Internet sectors. You may not invest in the JPMorgan Hambrecht & Quist Growth Index and unlike the Fund, it does not incur fees or charges.

(6) Since May 31, 2000.

 The Board of Directors reserves the right at its discretion to close this Fund to new investors at such time as it deems appropriate.

6  PROSPECTUS

  AMERINDO
  Health & Biotechnology Fund

INVESTMENT OBJECTIVE

The Amerindo Health & Biotechnology Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


The Amerindo Health & Biotechnology Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of companies in the health and biotechnology fields which, in the opinion of the Advisor, have the potential for capital appreciation. The health and biotechnology fields include technology (i.e., software) for healthcare management, pharmaceuticals and healthcare services or devices.


PRINCIPAL RISKS

[] The loss of money is a risk of investing in the Fund.

[] The value of the Fund's shares and the securities held by the Fund can each decline in value.

[] The Fund may involve significantly higher risks and therefore may experience greater volatility than a fund that does not primarily invest in the health and biotechnology fields.

[] The healthcare industry is subject to government regulations and governmental approval of products and services. This governmental involvement can have a significant effect on price and availability of products and services. The healthcare industry is also greatly affected by rapid obsolescence. In addition, certain companies in this industry may never be profitable.

[] The biotechnology industry can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence. This industry can also be greatly affected by governmental regulation. In addition, certain companies in this industry may never be profitable.

[] Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

[] As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

WHO MAY WANT TO INVEST IN THE AMERINDO HEALTH & BIOTECHNOLOGY FUND


The Amerindo Health & Biotechnology Fund is designed for long-term investors who understand and are willing to accept the risk of loss of principal involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the greater than average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

                                                                    PROSPECTUS 7

                                                                 AMERINDOFUNDS

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table may assist in your decision to invest in the Amerindo Health & Biotechnology Fund. The bar chart shows the average annual returns of Class A shares of the Fund for the life of the Class. The table shows how the Fund's Class A and Class C shares' average annual returns for the one-year and since inception periods compare with that of the JPMorgan Hambrecht & Quist Healthcare Index. During the periods shown, the health and biotechnology sectors experienced stronger gains and losses than the stock market as a whole. In addition, during the most recent two calendar years, the value of securities in these sectors has declined materially. While analyzing this information, please note that the Amerindo Health & Biotechnology Fund's past performance is not an indication of how Class A or Class C shares of the Fund will perform in the future.

                 YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)
                                (CLASS A SHARES)

[TECHNOLOGY LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

2001    (26.60)%


BEST QUARTER 6/30/01: 27.12%          WORST QUARTER 3/30/01: (33.38)%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                PAST         SINCE
(FOR THE PERIODS ENDING 12/31/01)(2,3)    ONE YEAR    INCEPTION(4)
--------------------------------------------------------------------------------
Amerindo Health &
Biotechnology Fund
Class A Shares                            (30.82)%      (2.39)%
--------------------------------------------------------------------------------
Amerindo Health &
Biotechnology Class C Shares              (28.04)%       0.47%
--------------------------------------------------------------------------------
JPMorgan Hambrecht
& Quist Healthcare Index(5)                (6.05)%      12.72%(6)
--------------------------------------------------------------------------------

(1) Sales loads are not reflected in the year-by-year total return or in the best and worst quarterly returns. If they were, returns would be less than those shown.

(2) Reflects 5.75% sales load for Class A shares.

(3) Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.


(4) The date of inception of the Class A and Class C shares was May 30, 2000.

(5) The JPMorgan Hambrecht & Quist Healthcare Index is a single-sector stock composite index comprised of publicly traded stocks of approximately 100 companies. There is no maximum market cap limitation. The Index includes bellweather companies in the healthcare, pharmaceuticals and biotechnology sector. You may not invest in the JPMorgan Hambrecht & Quist Healthcare Index and unlike the Fund, it does not incur fees or charges.

(6) Since May 31, 2000.


 The Board of Directors reserves the right at its discretion to close this Fund to new investors at such time as it deems appropriate.

8  PROSPECTUS

  AMERINDOFUNDS

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                                                             HEALTH & BIOTECHNOLOGY
                                                                TECHNOLOGY FUND       INTERNET B2B FUND               FUND
CLASS C                                                       CLASS A     CLASS C    CLASS A      CLASS C      CLASS A     CLASS C
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(AS A PERCENTAGE OF THE OFFERING PRICE)                        5.75%        None       5.75%       None         5.75%       None

Maximum Deferred Sales Charge (Load) for shares held less
than 1 year (AS A PERCENTAGE OF THE LESSER OF ORIGINAL
PURCHASE PRICE OR REDEMPTION PROCEEDS)                         None(1)     1.00%       None(1)    1.00%         None(1)    1.00%


Redemption Fees for shares held less than 1 year
(AS A PERCENT OF AMOUNT REDEEMED)                              2.00%       2.00%       2.00%      2.00%         2.00%      2.00%
Exchange Fees                                                   None        None        None       None          None       None
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES2 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                1.50%       1.50%       1.50%      1.50%         1.50%      1.50%
Distribution and/or Service (12b-1) Fees                       0.25%       1.00%       0.25%      1.00%         0.25%      1.00%
Other Expenses                                                 0.82%       0.83%       2.65%      2.74%         2.55%      2.52%
                                                              ------      ------      ------     ------        ------     ------
Total Annual Fund Operating Expenses                           2.57%       3.33%       4.40%      5.24%         4.30%      5.02%
Fee Waiver/Expense Reimbursement                               0.32%       0.33%       2.15%      2.24%         2.05%      2.02%
                                                              ------      ------      ------     ------        ------     ------
Net Total Annual Fund Operating Expenses                       2.25%       3.00%       2.25%      3.00%         2.25%      3.00%


(1) Class A share purchases of $1 million or more may be subject to a contingent deferred sales charge. See "For Class A Shareholders Only - Reduction or Elimination of Sales Loads."


(2) The Advisor is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25% for Class A shares and 3.00% for Class C shares. This Expense Limitation Agreement will terminate on October 31, 2002. For the fiscal year ended October 31, 2001, the Advisor waived its entire management fee and reimbursed certain expenses for the Internet B2B Fund and the Health & Biotechnology Fund.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. The information would be the same if you did not redeem your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      YEAR 1      YEAR 3        YEAR 5         YEAR 10
Technology Fund

   Class A            $790      $1,238         $1,711          $3,011
   Class C            $303        $927         $1,577          $3,318
Internet B2B Fund

   Class A            $790      $1,238         $1,711          $3,011
   Class C            $303        $927         $1,577          $3,318
Health & Biotechnology Fund

   Class A            $790      $1,238         $1,711          $3,011
   Class C            $303        $927         $1,577          $3,318

                                                                    PROSPECTUS 9

                                                                 AMERINDOFUNDS

INVESTMENT OBJECTIVES,
PRINCIPAL INVESTMENT
STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE.

Each Fund's investment objective is to seek long-term capital appreciation. There can be no assurance that a Fund's investment objective will be achieved. The investment objective is fundamental to a Fund and may not be changed without shareholder approval. Current income is incidental to a Fund's investment objective.

THE FOLLOWING INFORMATION APPLIES TO THE AMERINDO TECHNOLOGY FUND AND THE AMERINDO INTERNET B2B FUND:


PRINCIPAL INVESTMENT STRATEGIES.
Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. With respect to the Amerindo Technology Fund, technology companies are those companies with business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology.


With respect to the Amerindo Internet B2B Fund, such technology companies will be in the Internet business to business ("B2B") sector. B2B companies are those companies with primary business operations enabling or managing through services, software or components business to business operations over the Internet.


In addition to investing at least 80% of its net assets in technology companies, each Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.


THE FOLLOWING INFORMATION APPLIES TO THE AMERINDO HEALTH & BIOTECHNOLOGY FUND:


PRINCIPAL INVESTMENT STRATEGIES.
The Amerindo Health & Biotechnology Fund seeks to achieve its investment objectives by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of companies in the health and biotechnology fields which, in the opinion of the Advisor, have the potential for capital appreciation. The health and biotechnology fields include technology (i.e., software) for healthcare management, pharmaceuticals and healthcare services or devices.

THE FOLLOWING INFORMATION APPLIES TO EACH OF THE FUNDS:

The Advisor believes that because of rapid advances in technology, science, healthcare and biotechnology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. Historically, stock prices of companies in the technology, science, healthcare and biotechnology sectors have been extremely volatile and, over the last two years, stock prices have declined materially.


The technology, science, healthcare and biotechnology areas have exhibited and continue to demonstrate rapid growth due to the mass adoption of the Internet, increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the portfolio of each Fund. The expansion of technology, science, healthcare and biotechnology areas, however, also provides a favorable environment

10 PROSPECTUS

   AMERINDOFUNDS

for investment in small to medium capitalized companies. A Fund's investment policy is not limited to any minimum capitalization requirement and each Fund may hold securities without regard to the capitalization of the issuer. The Advisor's overall stock selection for each Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Funds will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Advisor anticipates, however, that a significant portion of each Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

Although each Fund will primarily invest in common stocks issued by U.S. companies, each Fund also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with each Fund's investment objective by the Advisor.


A Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Funds may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Funds will invest only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB or higher by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Baa or higher by Moody's Investor Service, Inc. ("Moody's"), BBB or higher by Fitch Investors Services, Inc. ("Fitch"), or BBB or higher by Duff & Phelps Credit Rating Co. ("Duff & Phelps") or, in the case of unrated securities, debt securities that are, in the opinion of the Advisor, of equivalent quality to "investment grade" securities. Such securities may have speculative characteristics. In addition, the Funds will not necessarily dispose of any securities that fall below investment grade based upon the Advisor's determination as to whether retention of such a security is consistent with the Fund's investment objective, provided, however, that such securities do not exceed 5% of a Fund's total assets.


BUY/SELL DECISIONS.
The Funds' investment advisor considers the following factors when buying and selling securities for each Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the variables that determine corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook.


PORTFOLIO TURNOVER.
Purchases and sales are made for each Fund whenever necessary, in the Advisor's opinion, to meet each Fund's investment objective, other investment policies, and the need to meet redemptions. Each Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances. Portfolio turnover may involve the payment by a Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to a Fund which could have an adverse effect on a Fund's total rate of return. A greater portfolio turnover rate will also result in a greater rate of gain or loss recognition for tax purposes, and can accelerate the time at which shareholders must pay tax on any gains realized by the Fund.


ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

THE TECHNOLOGY AND SCIENCE AREAS.
Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of a Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated

                                                                   PROSPECTUS 11

                                                                AMERINDOFUNDS

in any particular industry. As such, a Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

THE HEALTHCARE AND BIOTECHNOLOGY AREAS.
The healthcare industry is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by healthcare companies can quickly become obsolete. The biotechnology industry can be significantly affected by patent consideration, intense competition, rapid technological change and obsolescence, and government regulation. Biotechnology companies may have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.

CONCENTRATION.
The volatile nature of the technology, science, healthcare and biotechnology areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented less than 25% of a portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

The Advisor reviews the positions of each Fund on a regular basis to ensure that all tax and regulatory requirements are maintained. In instances where the value of an investment has risen above 25%, the Advisor will evaluate the appropriateness of that level of investment in light of the overall investment strategy of a Fund and applicable regulatory and tax implications.

SMALLER CAPITALIZED COMPANIES.
The Advisor believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that a Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

BORROWING.
Each Fund may, from time to time, borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of a Fund's total assets less its liabilities and will be made at prevailing interest rates. A Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

ILLIQUID SECURITIES.
Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by a Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

TEMPORARY INVESTMENTS.
When the Advisor believes that adverse business or financial conditions warrant a temporary defensive position, a Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank

12  PROSPECTUS

    AMERINDOFUNDS

certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. While taking a defensive position, a Fund may not achieve its investment objective.

REPURCHASE AGREEMENTS.
A Fund's portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. Each Fund requires continual maintenance by the Funds' custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, a Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Fund may be delayed or limited and a Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. Each Fund intends to limit repurchase agreements to transactions with institutions believed by the Advisor to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act").

NON-DIVERSIFIED STATUS.
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

MANAGEMENT, ORGANIZATION
AND CAPITAL STRUCTURE


ADVISOR.
Amerindo Investment Advisors Inc. (the "Advisor" or "Amerindo"), a registered investment advisor, is a California corporation with its principal office located at One Embarcadero Center, Suite 2300, San Francisco, California 94111. The Advisor, an emerging growth stock manager specializing in the technology and healthcare sectors, and its affiliates, had assets under management of approximately $1.55 billion as of December 31, 2001. Alberto W. Vilar and Dr. Gary A. Tanaka are primarily responsible for the day-to-day management of the Fund's portfolio. Their biographies are as follows:


ALBERTO W. VILAR, 61, has been Chairman of the Board of Directors of the Company since its inception in 1996. Mr. Vilar served as Chief Executive Officer of the Company from its inception until January 2002. He began his career with Citibank N.A. in New York in 1964 and worked there as an International Credit Officer until 1967. From 1967 to 1971, he served as Vice President, Portfolio Manager and Manager of the Investment Management Division of Drexel Burnham Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity Strategy at M.D. Sass Investor Services in New York. In 1973, he became Vice President and Portfolio Manager of Endowment Management & Research Corporation in Boston.

                                                                   PROSPECTUS 13

                                                                 AMERINDOFUNDS

From 1977 to 1979, he served as Senior Vice President, Director of Research, Chief Investment Strategist and Partnership Manager of the Boston Company in Boston. He founded the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) in 1979 and has served since then as a Principal Portfolio Manager. He holds the degrees of B.A. in Economics from Washington & Jefferson College and an M.B.A. from Iona College, and he completed the Doctoral Studies Program in Economics at New York University. Mr. Vilar was awarded an Honorary Doctorate of Humanities degree from Washington & Jefferson College. He has been a Chartered Financial Analyst since 1975.


DR. GARY A. TANAKA, 58, has been a Director and President of the Company since its inception. He served as a Portfolio Manager for Crocker Bank in San Francisco from 1971 to 1977, and as a Partnership Manager for Crocker Investment Management Corp. in San Francisco from 1978 to 1980. From 1975 to 1980, he also served as a Consultant to Andron Cechettini & Associates in San Francisco. In 1980, he joined the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) as a Principal Portfolio Manager and has served in this position since that time. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.


Pursuant to the Investment Advisory Agreements for the Funds, the Advisor manages each Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments subject to the general control of the Board of Directors of the Company.


ADVISOR'S FEES.
Pursuant to the terms of the Investment Advisory Agreements, each Fund will pay an annual advisory fee, paid monthly, equal to 1.50% of each Fund's average daily net assets. The advisory fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services each Fund receives. Any portion of the advisory fees received by the Advisor may be used by the Advisor to provide investor and administrative services and for distribution of Fund shares. The Advisor may also voluntarily waive a portion of its fee or assume certain expenses of a Fund. The Advisor is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25% for Class A shares and 3.00% for Class C shares. This Expense Limitation Agreement will terminate on October 31, 2002. The contractual waiver and any voluntary waivers or reimbursements have the effect of lowering the overall expense ratio of a Fund and of increasing yield to investors in the Fund. See "Expense Limitation" in Section V.A.2 of the Statement of Additional Information.


THE FOLLOWING INFORMATION RELATES TO THE AMERINDO TECHNOLOGY FUND ONLY:


PRIOR PERFORMANCE OF THE ADVISOR.
In the early 1980s, Amerindo pioneered the management of dedicated emerging technology portfolios of high technology and healthcare stocks designed to service the financial needs of the institutional investor.

Amerindo's equity composite includes the portfolios, with assets above $5,000,000, managed in substantially similar styles to that of the Amerindo Technology Fund of all clients which are institutions, such as qualified retirement plans, charitable foundations and educational endowment funds, for which investment income and realized capital gains are exempt from federal income tax, and for which Amerindo has full discretionary authority to manage in accordance with the firm's equity strategy for separate accounts. Amerindo has elected to comply with the American Association for Investment Management and Research ("AIMR") presentation standards for the period October 1, 1987 (inception of the composite) through December 31, 2001. An independent accounting firm has conducted an examination with respect to Amerindo for the period January 1, 1991 through December 31, 2000, and has opined that Amerindo's performance presentation contained herein for such period conforms with AIMR standards. The Independent Accountants' Report is available upon request. AIMR has not been involved

14  PROSPECTUS

    AMERINDOFUNDS

with the preparation or review of the performance information below. The AIMR method of performance differs from that of the SEC and can contain different results. The private accounts listed do not have to comply with the 1940 Act or Subchapter M of the Internal Revenue Code. If this compliance was necessary, the accounts' performance could be adversely affected. In addition, to the extent that Fund expenses are higher than account expenses, if Fund expenses had been applied, performance of the accounts in the composite would have been lower.


The following Schedule represents the rates of return for the equity composite for the annual investment periods from January 1, 1992 through December 31, 2001. Accounts benchmarks are the Standard & Poor's 500 Composite Stock Index, JPMorgan Hambrecht & Quist Growth Index and the Russell 2000 Growth Index. The Independent Accountants' Report relates to their examination of Amerindo's performance for the period January 1, 1991 through December 31, 2000, which is in accordance with AIMR standards. A fully compliant composite presentation is available upon request.

The Amerindo Technology Fund's annualized total return with respect to Class A shares for the period August 3, 1998 (commencement of operations) through December 31, 2001 was (2.28)%. The Fund's annualized total return with respect to Class C shares for the period December 15, 1999 (commencement of operations) through December 31, 2001 was (56.23)%. The Amerindo Technology Fund's total return with respect to Class A and Class C shares for the calendar year ended December 31, 2001 was (53.57)% and (51.52)% respectively.

------------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PERFORMANCE INFORMATION RELATES TO AMERINDO'S MANAGEMENT OF INSTITUTIONAL ACCOUNTS. THIS DATA SHOULD NOT BE
INTERPRETED AS THE PERFORMANCE OF THE AMERINDO TECHNOLOGY FUND OR OF ANY OTHER FUND NOR IS IT INDICATIVE OF FUTURE
PERFORMANCE OF THE AMERINDO TECHNOLOGY FUND OR OF ANY OTHER FUND.
------------------------------------------------------------------------------------------------------------------------------------
             ASSET WEIGHTED COMPOSITE RATE       ASSET WEIGHTED COMPOSITE RATE OF                     JPMORGAN         RUSSELL 2000
   YEAR    OF RETURN NET OF ADVISORY FEES(1)     RETURN GROSS OF ADVISORY FEES(1)  S&P 500 INDEX   H&Q GROWTH INDEX     GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------------------
   1992                7.61%                                 8.73%                     7.68%           -3.57%              7.77%
   1993               15.08%                                16.42%                    10.00%            7.81%             13.36%
   1994               -2.66%                                -1.53%                     1.33%            3.38%             -2.43%
   1995               87.51%                                89.39%                    37.50%           61.72%             31.04%
   1996                8.04%                                 9.61%                    23.22%           10.86%             11.26%
   1997              -26.61%                               -26.05%                    33.34%            2.39%             12.95%
   1998               61.67%                                64.14%                    28.58%           45.04%              1.23%
   1999              249.35%                               252.61%                    21.03%          180.08%             43.09%
   2000              -52.06%                               -51.60%                    -9.15%          -32.60%            -22.43%
   2001                    %                                     %                   -11.91%          -23.45%             -9.23%
                  ---------                             ---------
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                   %                                     %                   -11.91%          -23.45%             -9.23%
                  ---------                             ---------
------------------------------------------------------------------------------------------------------------------------------------
  5 Years                  %                                     %                    10.68%           16.50%              2.87%
                  ---------                             ---------
------------------------------------------------------------------------------------------------------------------------------------
 10 Years                  %                                     %                    12.94%           15.25%              7.19%
                  ---------                             ---------
------------------------------------------------------------------------------------------------------------------------------------
Annualized rates of return for the period January 1, 1992, to December 31, 2001.
                           %                                     %                    12.94%           15.25%              7.19%
                  ---------                             ---------

(1) Composite returns are shown both gross and net of investment management fees. The composite, created on October 1, 1987, is derived from all fully discretionary, tax-free sheltered equity accounts in this style with assets above $5,000,000.
    Past performance is no guarantee of future results.

                                                                   PROSPECTUS 15

                                                                AMERINDOFUNDS


THE FOLLOWING INFORMATION RELATES TO EACH FUND:


The performance of a Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of a Fund's relative performance for any future period.

PRICING OF FUND SHARES

Net asset values per share for each class of each Fund is determined by subtracting from the value of such class's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security. The value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Company's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.


Each Fund computes the net asset value once daily on Monday through Friday, at the regularly scheduled close of normal trading on the New York Stock Exchange ("NYSE"), which normally occurs at 4:00 p.m. Eastern Time (a "Business Day"). A Business Day does not include New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving or Christmas.


HOW TO PURCHASE SHARES


INITIAL INVESTMENTS BY WIRE.
You may purchase shares of each class of shares of the Funds by wiring immediately available federal funds (subject to each class's minimum investment) to Deutsche Bank from your bank (see instructions below). Your bank may charge a fee for doing so. The minimum initial investment in Class A and Class C shares is $2,500 ($1,000 for IRA accounts), each of which may be waived by a Fund. The Funds cannot accept third-party checks, credit cards, credit card checks or cash.


If money is to be wired, you must call the Transfer Agent at 1-888-832-4386 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then you should provide your bank with the following information for purposes of wiring your investment:


   Deutsche Bank
   New York, New York
   ABA# 021001033
   Account # 01-465-547
   F/B/O [name of Fund]
   Class [A/C]
   Fund Acct. No._____________
   Social Security or
      Tax Identification No.__________________


You are required to fax and mail the original signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund. Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or

16  PROSPECTUS

    AMERINDOFUNDS

the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Funds.

INITIAL INVESTMENTS BY MAIL.
An account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to the minimum investment) payable to:

  AmerindoFunds
  c/o Forum Shareholder Services LLC
  P.O. Box 446
  Portland, ME 04112


Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the particular class next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Distributor. In the event that there are insufficient funds to cover a check, such prospective investor or investors will be assessed a $15.00 charge.

ADDITIONAL INVESTMENTS.
Additional investments may be made at any time (subject to a minimum subsequent investment of $500) by purchasing shares at net asset value, plus any applicable sales load, by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Amerindo Technology Fund Class A or Class C, Amerindo Internet B2B Fund Class A or Class C or Amerindo Health & Biotechnology Fund Class A or Class C) or by wiring monies to the clearing bank as outlined above, or by telephone with payment by Automated Clearing House ("ACH"), electronically transferring funds from the investor's designated bank account. In order to purchase shares by telephone and make payment by ACH, an investor must complete the appropriate sections of the application. Shareholders who have authorized telephone purchases may effect purchases by calling the Transfer Agent at 1-888-832-4386.


SALES CHARGES.
The purchase price paid for shares of each class is the current public offering price, that is, the next determined net asset value of the shares after the order is placed plus any applicable sales charge. See "Pricing of Fund Shares" herein.

CLASS A SHARES


The purchase price paid for the Class A shares is the current public offering price, that is, the next determined net asset value of the shares after the order is placed plus the applicable sales charge. The sales load, with respect to Class A shares, is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer as compensation for the services provided the investor. Class A shares of the Funds are sold on a continuous basis with a maximum front-end sales charge of 5.75% of the net asset value per share. Volume discounts are provided for initial purchase, as well as for additional purchases of shares of the Fund. Certain purchases of Class A shares of $1 million or more may be subject to a contingent deferred sales charge. See "Reduction or Elimination of Sales Loads" herein. In addition, Class A investors will be charged a redemption fee of 2.00% for shares held less than 1 year. See "How to Redeem Shares."


CLASS C SHARES

The Funds sell Class C shares without an initial charge but if the shares are held less than one year, investors will pay a contingent deferred sales charge ("CDSC") of 1%. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Shares acquired by reinvestment of distributions are not subject to the CDSC. The Funds will also waive the CDSC for: (i) redemptions made within one year after death of a shareholder or registered joint owner, (ii) minimum required distributions made from an IRA or other individual retirement plan account after a shareholder reaches

                                                                   PROSPECTUS 17

                                                                AMERINDOFUNDS

age 70 1/2 or (iii) involuntary redemptions made by the Funds. Class C shares provide the investor the benefit of putting all of the investor's dollars to work from the time the investment is made rather than paying an upfront sales charge.

Class C shares may have a higher expense ratio and pay lower dividends than other classes of shares offered by the Fund because the Class C shares bear a higher 12b-1 fee than other classes and because of other related expenses.


The Funds will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under the method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the CDSC will be assessed. In determining "one year" the Funds will use the anniversary date of a transaction. Thus, shares purchased on March 2, 2002, for example, will be subject to the fee if they are redeemed on or prior to March 1, 2003. If they are redeemed on or after March 2, 2003, the shares will not be subject to the CDSC. The CDSC will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase. In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. In addition, Class C investors will be charged a redemption fee of 2.00% for shares held less than 1 year. See "How to Redeem Shares."


OTHER PURCHASE INFORMATION.
Investors may open accounts in the Funds only through the exclusive Distributor for the Fund. SEI Investments Distribution Co., for nominal consideration and as agent for each Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on a Fund until accepted by the Fund as principal. See "Distribution Arrangements."



Each Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance of $2,500 by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

Each Fund must receive an order and payment by 4:00 p.m. Eastern Time for the purchase to be effective and dividends to be earned on the same day. If funds are received after 4:00 p.m. Eastern Time, the purchase will become effective and dividends will be earned on the next business day. Each Fund reserves the right to reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.


Shares of a Fund may be purchased in exchange for securities which are permissible investments of the Fund, subject to the Advisor's determination that the securities are acceptable. Securities accepted in exchange will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange must be liquid securities that are not restricted as to transfer and will have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange or the NYSE, or on the basis of prices provided by a pricing service. Each Fund and the Advisor reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of Fund shares through such an exchange.

All purchases of a Fund's shares will be made in full and fractional shares of a Fund calculated to three decimal places. The Funds do not intend to issue certificates evidencing Fund shares.

Shares of each Fund may also be sold to corporations or other institutions such as trusts, foundations, broker-dealers or financial intermediaries purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of a Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of

18  PROSPECTUS

    AMERINDOFUNDS

such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Funds do not pay to or receive compensation from Shareholder Organizations for the sale of Fund shares.

If you have a checking or savings account with your bank, you may purchase shares of any Fund automatically through regular deductions from your account in amounts of at least $100 per month.

Each Fund has available a form of Individual Retirement Account ("IRA") which may be obtained from the Fund that permits the IRA to invest in either Class A or Class C shares of the Funds. The minimum initial investment for all retirement plans is $1,000 with a subsequent minimum investment of $500. Investors desiring information regarding investments through IRAs should write or telephone the Funds.

FOR CLASS A SHAREHOLDERS ONLY
REDUCTION OR ELIMINATION OF
SALES LOADS

VOLUME DISCOUNTS.
Volume discounts are provided if the total amount being invested in Class A shares of a Fund reaches the levels indicated in the sales load schedule provided below. The applicable volume discount available to investors is determined by aggregating all Class A share purchases of a Fund. Volume discounts are also available to investors making sufficient additional purchases of Class A shares. The applicable sales charge may be determined by adding to the total current value of Class A shares already owned in a Fund the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, Class A shares worth $40,000 at the current offering price and purchases an additional $10,000 worth of Class A shares, the sales charge applicable to the new purchase would be that applicable to the $50,000 to $99,999 bracket in the sales load schedule provided below.

-----------------------------------------------------------------------
                                                   AMOUNT OF
                                                  SALES CHARGE
                                 SALES CHARGE     REALLOWED TO
                                  AS A % OF       DEALERS AS A
AMOUNT OF            SALES        NET AMOUNT       PERCENT OF
PURCHASE             CHARGE        INVESTED      OFFERING PRICE
-----------------------------------------------------------------------

Less than
   $50,000             5.75%         6.10%            5.50%

$50,000 but less
   than $100,000       4.30%         4.71%            4.05%

$100,000 but less
   than $250,000       3.50%         3.63%            3.25%

$250,000 but less
   than $500,000       2.50%         2.56%            2.25%

$500,000 but less
   than $1,000,000     2.00%         2.04%            1.75%

$1,000,000 or more     None          None             None


FOR INVESTMENTS OF OVER $1 MILLION.
There is no initial sales charge on Class A share purchases of $1 million or more. However, your broker-dealer may receive a commission of up to 1% on your purchase from the Advisor or the Distributor. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% on shares held less than one year from the date of your purchase. To find out whether you will be assessed a CDSC, ask your broker-dealer. The Fund's Advisor or the Distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Shares acquired by reinvestment of distributions are not subject to the CDSC.

                                                                   PROSPECTUS 19

                                                                AMERINDOFUNDS


The Funds will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under the method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the CDSC will be assessed. In determining "one year" the Funds will use the anniversary date of a transaction. Thus, shares purchased on March 2, 2002, for example, will be subject to the fee if they are redeemed on or prior to March 1, 2003. If they are redeemed on or after March 2, 2003, the shares will not be subject to the CDSC. The CDSC will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase. In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. In addition, Class A investors will be charged a redemption fee of 2.00% for shares held less than 1 year. See "How to Redeem Shares."


LETTER OF INTENT.
Any investor in Class A shares may sign a Letter of Intent, available from a Fund, stating an intention to make purchases of Class A shares totaling a specified amount on an aggregate basis within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 5% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed Class A shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Fund an amount equal to the difference between the regular sales load applicable to a single purchase of the number of Class A shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Fund, then the Fund has the right to redeem a sufficient number of escrowed Class A shares to effect payment of the amount due. Any remaining escrowed Class A shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of Class A shares. You should read the Letter of Intent carefully before signing.


PURCHASES AT NET ASSET VALUE.
There is no initial sales charge for "Qualified Persons." Qualified Persons is defined to include persons who are active or retired trustees, directors, officers, partners, employees, clients, independent professional contractors, shareholders or registered representatives (including their spouses and children) of the Investment Advisor, Distributor or any affiliates or subsidiaries thereof (the directors, officers or employees of which shall also include their parents and siblings for all purchases of Fund shares) or any director, officer, partner, employee or registered representative (including their spouses and children) of any broker-dealer who has executed a valid and currently active selling agreement with the Distributor. Purchases of Class A shares at net asset value may be made with the proceeds of shares redeemed in the prior 180 days from another mutual fund on which an initial sales charge was paid. Purchases of Class A shares at net asset value may be made by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and by clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the investment advisor or financial planner. In addition, Class A shares may be purchased at net asset value without imposition of a front-end sales charge by

20  PROSPECTUS

    AMERINDOFUNDS

investors participating in asset allocation "wrap" accounts or similar programs offered by qualified broker-dealers, investment advisors, or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients. No commission is paid in connection with net asset value purchases of Class A shares made pursuant to this paragraph, nor is any CDSC imposed upon the redemption of such shares.

HOW TO REDEEM SHARES

Shares of a Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund.

BY MAIL.
Each Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of each Fund is determined as of 4:00 p.m., Eastern time, on each day that the NYSE, the Funds and the Distributor are open for business. Requests should be addressed to AmerindoFunds, c/o Forum Shareholder Services LLC, P.O. Box 446, Portland, ME 04112.

Requests in "good order" must include the following documentation:


   (a) a letter of instruction, if required, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;


   (b) any required signature guarantees (see "Signature Guarantees" below); and

   (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


SIGNATURE GUARANTEES.
To protect shareholder accounts, each Fund and the Transfer Agent from fraud, signature guarantees are required to enable a Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, (2) share transfer requests, (3) written requests greater than $50,000, and (4) redemptions from an account for which the address or account registration has changed within the last 30 days. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Funds at 1-888-832-4386 for further details.

BY TELEPHONE.
Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Funds at 1-888-832-4386 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Funds and the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Funds or the Transfer Agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, and not the Funds or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by a Fund or the Transfer Agent to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or

                                                                   PROSPECTUS 21

                                                                AMERINDOFUNDS

fraudulent instructions. The procedures employed by the Funds in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

OPTIONAL REDEMPTION BY THE FUNDS.
Investors are required to maintain a minimum account balance of at least $2,500. Each Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

FURTHER REDEMPTION INFORMATION.
Redemption proceeds for shares of a Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.


Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. Each Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").


If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, such Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

REDEMPTION FEE.
The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment in the common stocks of companies in the technology, technology-related, science, healthcare and biotechnology industries. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt a Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by a Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up a Fund's transaction costs - measured by both commissions and bid/ask spreads - which are borne by the remaining long-term investors. For these reasons, each Fund assesses a 2.00% fee on the redemption of Class A and Class C shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains). This fee also does not apply to employer-sponsored retirement plans (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans).


Each Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" a Fund will use the anniversary date of a transaction. Thus, shares purchased on April 5, 2002, for example, will be subject to the fee if they are redeemed on or prior to April 4, 2003. If they are redeemed on or after April 5, 2003, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in a Fund for a one-year period from the date of purchase.

22  PROSPECTUS

    AMERINDOFUNDS

EXCHANGING FUND SHARES

You may exchange some or all of your shares in a Fund with any other Fund identified in this Prospectus. Exchanges from one Fund into another must be for the same class of shares.

When you exchange shares, you are really selling shares of one Fund and buying shares of another Fund. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request. Please note that an exchange may have tax consequences for you. You may exchange your shares on any Business Day by contacting us directly by mail or telephone, if the Telephone Exchange Option has been authorized. You may also exchange shares through your financial institution by mail or telephone. If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500 ($1,000 for IRAs). All subsequent exchanges must have a minimum value of $250 per Fund. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from the date of purchase). Each Fund assesses the 2.00% redemption fee on the exchange of shares held less than one year (see "How To Redeem Shares--Redemption Fee" above).


There is currently no fee for exchanges, however, a Fund may change or terminate this privilege on 60 days notice. Broker-dealers may charge you a fee for handling exchanges. Please note that exchanges may be made only two (2) times in any twelve (12) month period. The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds do not permit excessive trading or market timing. Excessive purchases, redemption, or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher.


DIVIDENDS AND DISTRIBUTIONS


At least 90% of net investment income of each class of each Fund will be declared as dividends and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially all the realized net capital gains for each class of each Fund, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see "Tax Consequences."

The net investment income of each class of each Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of each class of each Fund earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. See "Purchase of Shares" and "Redemption of Shares."

CHOOSING A DISTRIBUTION OPTION.
Distribution of dividends from each class of each Fund may be made in accordance with several options. A shareholder may select one of three distribution options:


1. AUTOMATIC REINVESTMENT OPTION.
   Both dividends and capital gains distributions will be automatically reinvested in additional shares of a Fund unless the investor has elected one of the other two options.

2. CASH DIVIDEND OPTION.
   Dividends will be paid in cash, and capital gains, if any, will be reinvested in additional shares.

3. ALL CASH OPTION.
   Both dividends and capital gains distributions will be paid in cash.

                                                                   PROSPECTUS 23

                                                                AMERINDOFUNDS

TAX CONSEQUENCES


Each Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income (which includes interest, dividends and net short-term capital gains). Distributions of net ordinary income and net short-term capital gains are taxable to shareholders as ordinary income. Although corporate shareholders would generally be entitled to the dividends-received deduction to the extent that a Fund's income is derived from qualifying dividends from domestic corporations, each Fund does not believe that any of its distributions will qualify for this deduction.

Each Fund's policy is to distribute as capital gains dividends each year 100% of its net capital gains. The net capital gains (the excess of net long-term capital gains over net short-term capital losses) realized and distributed by a Fund and designated as capital gains dividends are taxable to shareholders as long-term capital gains, without regard to the length of time the shareholder may have held his or her shares in the Fund. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. Long-term capital gains on sales of securities are currently taxable at a maximum rate of 20% for non-corporate shareholders. In determining the amount of capital gains to be distributed, any capital loss carry over from prior years will be taken into account in determining the amount of net long-term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including, for purposes of determining the length of the holding period, periods during which the investor holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

Distributions are taxable to investors whether received in cash or reinvested in additional shares of a Fund. Any dividend or distribution received by a shareholder shortly after the purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, such dividend or distribution is subject to tax even though it is, in effect, a return of capital.

Each shareholder will recognize a taxable gain or loss upon the sale or redemption of shares in the Fund equal to the difference between the amount redeemed and the shareholder's adjusted tax basis on the shares sold or redeemed.

Each Fund is generally required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to shareholders and from the proceeds from the redemption of Fund shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to these backup withholding rates. Corporate shareholders are not subject to this requirement.


If a Fund invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country. Dividends and distributions may be subject to state and local taxes.


Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes. You should consult your tax advisor regarding specific questions as to federal, state and local income withholding taxes.


DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR.
SEI Investments Distribution Co. ("SIDCO"), an affiliate of the Administrator, has entered into a Distribution Agreement with each Fund to serve as the Funds' distributor (the "Distributor"). As agent for the Funds, the Distributor solicits orders for the purchase of a Fund's shares, provided that any orders will not be binding on a Fund until accepted by the

24  PROSPECTUS

    AMERINDOFUNDS

Fund as principal. With respect to the Class A shares, SIDCO will be entitled to receive a service and/or distribution fee equal to 0.25% of the Class A shares' average daily net assets under the terms of the Fund's 12b-1 distribution and service plan (the "Plan"). With respect to the Class C shares, SIDCO will be entitled to receive a distribution fee equal to 0.75% and a shareholder service fee equal to 0.25% of the Class C shares' average daily net assets under the terms of the Plan.


12B-1 PLAN.
Each Fund, on behalf of each class of shares, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by this Rule. The Plan provides that the Distributor will receive compensatory payments from a Fund for soliciting orders for the purchase of Fund shares and for making payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders, for providing distribution assistance on behalf of the Fund.


The total amounts payable under the Plans by the Class A and Class C shares of the Funds may not exceed 0.25% and 1.00%, per annum, respectively. Fees paid under the Plans may not be waived for individual shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Consistent with the Plans, the Distributor receives from the Class C shares of the Funds a compensatory distribution fee equal to 0.75% per annum of the Class C shares' average daily net assets and a compensatory distribution fee of up to 0.25% per annum of the Class A shares average daily net assets. This distribution fee is an asset-based sales charge. The Distributor uses this fee to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are shareholders for providing distribution assistance for sales of the shares. The fees are accrued daily and paid monthly.


The Plans also provide that with respect to each class, the Funds will compensate the Distributor for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares providing servicing to their clients ("shareholder servicing").


Pursuant to the Plans, the Distributor receives a maximum service fee of 0.25% per annum of each class's average daily net assets. The fees are accrued daily and paid monthly. The Distributor uses this fee to perform, or to arrange to have others perform, services pursuant to the Plans. The shareholder servicing agents that the Distributor retains will perform the following services: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of a Fund may be effected and certain other matters pertaining to a Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account; (ix) transmit, on behalf of each Fund, proxy statements, annual reports, updating prospectuses and other communications from a Fund to shareholders; (x)

                                                                   PROSPECTUS 25

                                                                AMERINDOFUNDS

receive, tabulate and transmit to a Fund, proxies executed by shareholders with respect to meetings of shareholders of a Fund; and (xi) provide such other related services as a Fund or a shareholder may request.

The Plans provide that the Advisor and the Distributor may make payments from time to time from their own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Advisor has entered into written agreements, for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing each class's shares; (iii) to pay the costs of printing and distributing the Funds' prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Funds' shares. The Distributor or the Advisor, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plans with the shareholder servicing agents and broker-dealers they have contracted with, provided that such payments made pursuant to the Plans will not increase the amount which a Fund is required to pay to the Distributor or the Advisor for any fiscal year under the Plans. Any servicing fees paid to the Distributor also may be used for purposes of (i) above and any asset based sales charges paid to the Distributor also may be used for purposes of (ii), (iii), or (iv) above.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in a Fund directly. An investor should read the prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

26  PROSPECTUS

    AMERINDOFUNDS

Financial Highlights Information


The following tables are intended to help you understand the Funds' Class A and Class C shares' financial performance since their inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP for the fiscal periods ended October 31, 2000 and 2001, and by other auditors for the fiscal years prior to October 31, 2000. The report of Deloitte & Touche LLP, dated December 14, 2001, along with the Funds' financial statements, is included in the annual report, which is available upon request. The tables are part of the Funds' financial statements for the period ended October 31, 2001, which are available to shareholders upon request.

------------------------------------------------------------------------------------------------------------------------------------
AMERINDO TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A SHARES                                     CLASS C SHARES
                                          -------------------------------------------------            -------------------------
                                              2001+        2000       1999**       1998(1)                2001+         2000(2)
                                          -------------------------------------------------            -------------------------
Net asset value beginning of period         $ 20.31      $ 23.61     $ 13.59      $  8.44                $ 20.08       $ 30.72
                                            -------      -------     -------      -------                -------       -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment loss                           (0.16)       (0.42)      (0.08)       (0.10)                 (0.21)        (0.37)
Net realized and unrealized gain (loss)
   on investments                            (15.86)       (2.88)      20.25         5.25                 (15.65)       (10.27)
                                            -------      -------     -------      -------                -------       -------
DISTRIBUTIONS:
Net investment income                            --          --           --           --                     --            --
                                            -------      -------     -------      -------                -------       -------
Realized capital gains                           --          --       (10.15)          --                     --            --
                                            -------      -------     -------      -------                -------       -------
Net asset value end of period               $  4.29      $ 20.31     $ 23.61      $ 13.59                $  4.22       $ 20.08
                                            =======      =======     =======      =======                =======       =======
Total return*                                (78.88)%     (13.98)%    148.20%       61.02%               (78.98)%       (34.64)%
                                            =======      =======     =======      =======                =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)              $ 5,185      $21,926      $8,772      $   803                $ 1,663       $ 5,310
Ratio of expenses to average net assets        2.25%        2.15%       2.50%        2.50%                  3.00%         2.96%
Ratio of expenses to average net assets,
   (excluding waiver)                          2.57%        2.15%       2.54%        2.86%                  3.33%         2.96%
Ratio of net investment loss to average
   net assets                                 (1.85)%      (1.97)%     (0.75)%      (2.40)%                (2.61)%       (2.80)%
Ratio of net investment loss to average
   net assets, (excluding waiver)             (2.17)%      (1.97)%     (0.79)%      (2.76)%                (2.94)%       (2.80)%
Portfolio turnover rate                       70.03%       30.51%     170.00%       78.46%                 70.03%        30.51%

------------------------------------------------------------------------------------------------------------------------------------

* Total return is for the period indicated and has not been annualized. Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
Initial sales charges are not reflected in the calculation of total investment return.

** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October
31. All ratios for the period have been annualized.

+ Per share ratios calculated using average shares outstanding method.

(1) Commenced operations on August 3, 1998. All ratios for the period have been annualized.

(2) Commenced operations on December 15, 1999. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                                                   PROSPECTUS 27


                                                                AMERINDOFUNDS

---------------------------------------------------------------------------------------------------------------------------
AMERINDO INTERNET B2B FUND(1)
---------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A SHARES                       CLASS C SHARES
                                                    -----------------------------        ---------------------------
                                                            2001+          2000              2001+           2000
                                                    -----------------------------        ---------------------------
Net asset value beginning of period                        $16.78         $10.00            $ 16.72          $ 10.00
                                                           ------         ------            -------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                         (0.09)         (0.04)             (0.14)           (0.07)
Net realized and unrealized gain on investments            (12.64)          6.82             (12.59)            6.79
                                                           ------         ------            -------          -------
DISTRIBUTIONS:
Net investment income                                          --             --                 --               --
                                                           ------         ------            -------          -------
Realized capital gains                                      (0.46)            --              (0.46)              --
                                                           ------         ------            -------          -------
Net asset value end of period                              $ 3.59         $16.78            $  3.53          $ 16.72
                                                           ======         ======            =======          =======
Total return*                                              (77.85)%        67.89%            (78.14)%          67.30%
                                                           ======         ======            =======          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)                             $1,117         $1,810            $   650           $1,513
Ratio of expenses to average net assets                      2.25%          2.23%              3.00%            2.97%
Ratio of expenses to average net assets,
   (excluding waiver)                                        4.40%          4.36%              5.24%            5.09%
Ratio of net investment loss to average net assets          (1.46)%       (0.91)%             (2.20)%          (1.64)%
Ratio of net investment loss to average net assets,
   (excluding waiver)                                       (3.61)%        (3.04)%            (4.44)%          (3.76)%
Portfolio turnover rate                                    143.55%         61.39%            143.55%           61.39%


------------------------------------------------------------------------------------------------------------------------------------

* Total return is for the period indicated and has not been annualized. Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
Initial sales charges are not reflected in the calculation of total investment return.


+ Per share ratios calculated using average shares outstanding method.


(1) Commenced operations on May 30, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

28  PROSPECTUS

    AMERINDOFUNDS



------------------------------------------------------------------------------------------------------------------------------------
AMERINDO HEALTH & BIOTECHNOLOGY FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A SHARES                     CLASS C SHARES
                                                         -----------------------           ------------------------
                                                           2001+          2000              2001+           2000
                                                         -----------------------           ------------------------
Net asset value beginning of period                       $14.59         $10.00             $14.55          $10.00
                                                          ------         ------             ------          ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment loss                                        (0.11)         (0.04)             (0.18)          (0.07)
Net realized and unrealized gain on
  investments                                              (5.06)          4.63              (5.06)           4.62
                                                          ------         ------             ------          ------
DISTRIBUTIONS:
Net investment income                                         --             --                 --              --
                                                          ------         ------             ------          ------
Realized capital gains                                     (0.83)            --              (0.83)             --
                                                          ------         ------             ------          ------
Net asset value end of period                             $ 8.59         $14.59             $ 8.48          $14.55
                                                          ======         ======             ======          ======
Total return*                                             (37.57)%        45.90%            (38.19)%         45.51%
                                                          ======         ======             ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)                            $2,048         $2,233             $1,104          $1,335
Ratio of expenses to average net assets                     2.25%          2.22%              3.00%           2.96%
Ratio of expenses to average net assets,
   (excluding waiver)                                       4.30%          6.76%              5.02%           7.22%
Ratio of net investment loss to average net assets         (1.11)%        (1.41)%            (1.83)%         (2.19)%
Ratio of net investment loss to average net assets,
   (excluding waiver)                                      (3.16)%        (5.95)%            (3.85)%         (6.45)%
Portfolio turnover rate                                   362.97%         55.63%            362.97%          55.63%


------------------------------------------------------------------------------------------------------------------------------------

* Total return is for the period indicated and has not been annualized. Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
Initial sales charges are not reflected in the calculation of total investment return.


+ Per share ratios calculated using average shares outstanding method.


(1) Commenced operations on May 30, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                       (THIS PAGE INTENTIONALLY LEFT BLANK)

AMERINDO FUNDS INC.
FEBRUARY 28, 2002



INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Amerindo Investment Advisors Inc.

San Francisco, California

New York, New York


ADMINISTRATOR
-----------------------------------------

SEI Investments Mutual Funds Services

Oaks, Pennsylvania


DISTRIBUTOR

-----------------------------------------

SEI Investments Distribution Co.

Oaks, Pennsylvania


TRANSFER AND DIVIDEND AGENT
-----------------------------------------

Forum Shareholder Services LLC

Portland, Maine


LEGAL COUNSEL

-----------------------------------------

Paul, Hastings, Janofsky & Walker LLP


New York, New York

1-888-832-4386

WWW.AMERINDO.COM



A Statement of Additional Information (SAI), dated February 28, 2002, includes additional information about each Fund and its investments and is incorporated by reference into this prospectus. The Amerindo Funds' Annual and Semi-Annual Reports include additional information about the Amerindo Funds and their investments and are also incorporated by reference into this prospectus. In the Funds' Annual Report is a discussion of the market and investment strategies that significantly affected the Amerindo Funds' performance during its last fiscal year. You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Funds at 1-888-832-4386. To request other information about the Funds and to make shareholder inquiries, please call your financial intermediary or the Funds.

A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (WWW.SEC.GOV) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov.

SEC File Number: 811-07531




AME-PS-002-0100

AMERINDO FUNDS

PROSPECTUS


FEBRUARY 28, 2002


CLASS D SHARES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                    PROSPECTUS 1

                                                           AMERINDO FUNDS INC.


February 28, 2002                                               Class D Shares



AMERINDO TECHNOLOGY FUND

AMERINDO INTERNET B2B FUND

AMERINDO HEALTH & BIOTECHNOLOGY FUND

Each Fund's investment objective is to seek long-term capital appreciation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


Risk/Return Summary: Investments, Risks and Performance .....................  2

Fee Table ...................................................................  8

Investment Objectives, Principal Investment Strategies and Related Risks ....  9

Additional Investment Information and Risk Factors .......................... 10

Management, Organization and Capital Structure .............................. 12

Pricing of Fund Shares ...................................................... 15

How to Purchase Shares ...................................................... 15

How to Redeem Shares ........................................................ 17

Exchanging Fund Shares ...................................................... 18

Dividends and Distributions ................................................. 19

Tax Consequences ............................................................ 19

Distribution Arrangements ................................................... 20

Financial Highlights Information ............................................ 22


--------------------------------------------------------------------------------


Amerindo Funds Inc. (the "Company") is currently composed of four portfolios. This prospectus pertains to the Amerindo Technology Fund, the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund portfolios only.

2  PROSPECTUS  RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

   AMERINDO
Technology Fund


INVESTMENT OBJECTIVE

The Amerindo Technology Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


The Amerindo Technology Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. Technology companies are those companies with business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 80% of its net assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.


PRINCIPAL RISKS

[] The loss of money is a risk of investing in the Fund.

[] The value of the Fund's shares and the securities held by the Fund can each decline in value.

[] The Fund may involve significantly greater risks and therefore may experience greater volatility than a fund that does not primarily invest in the technology and science areas. n Investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. In addition, certain companies in these fields may never be profitable.

[] Investments in smaller capitalized companies involve greater risks, such as limited product lines, markets and financial or managerial resources.

[] As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

WHO MAY WANT TO INVEST IN THE AMERINDO TECHNOLOGY FUND


The Amerindo Technology Fund is designed for long-term investors who understand and are willing to accept the risk of loss of principal involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risk before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the greater than average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

                                                                    PROSPECTUS 3

                                                                 AMERINDOFUNDS

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table may assist in your decision to invest in the Amerindo Technology Fund. The bar chart shows the average annual returns of Class D shares of the Fund for the life of the Class. The table shows how the Fund's Class D shares' average annual returns for the one-year and since inception periods compare with that of the JPMorgan Hambrecht & Quist Growth Index. During the periods shown, the technology sector experienced stronger gains and losses than the stock market as a whole. In addition, during the most recent two calendar years, the value of technology related securities has declined materially. While analyzing this information, please note that the Amerindo Technology Fund's past performance is not an indication of how Class D shares of the Fund will perform in the future.

                 YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31
                                (CLASS D SHARES)


[TECHNOLOGY LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

1997           (18.11)%
1998            84.67%
1999           248.86%
2000           (64.79)%
2001           (50.77)%


BEST QUARTER 3/31/99: 66.72%          WORST QUARTER 9/30/01: (56.51)%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS           PAST         PAST          SINCE
(FOR THE PERIODS ENDING 12/31/01)(1) ONE YEAR    FIVE YEARS    INCEPTION(2)
--------------------------------------------------------------------------------
Amerindo
Technology Fund
Class D Shares                       (50.77)%      (1.77)%       (3.69)%
--------------------------------------------------------------------------------
JPMorgan Hambrecht
& Quist Growth
Index(3)                             (23.45)%      16.58%        16.00%(4)
--------------------------------------------------------------------------------


(1) Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.

(2) The date of inception of the Class D shares was October 28, 1996.


(3) The JPMorgan Hambrecht & Quist Growth Index is a multiple-sector growth stock composite comprised of the publicly traded stocks of approximately 275 companies that have annual revenues of less than $300 million. The Index includes companies in the technology, healthcare services, branded consumer and Internet sectors. You may not invest in the JPMorgan Hambrecht & Quist Growth Index and unlike the Fund, it does not incur fees or charges.


(4) Since October 31, 1996.

 The Board of Directors reserves the right at its discretion to close this Fund to new investors at such time as it deems appropriate.

4  PROSPECTUS

   AMERINDO
Internet B2B Fund


INVESTMENT OBJECTIVE

The Amerindo Internet B2B Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


The Amerindo Internet B2B Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies in the Internet business to business ("B2B") sector. B2B companies are those companies with primary business operations enabling or managing through services, software or components, business to business operations over the Internet. Investment strategy will focus on three primary areas that are driving the growth of the
Internet: infrastructure software, telecommunications companies supporting B2B and pure B2B e-commerce companies. In addition to investing at least 80% of its net assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.


PRINCIPAL RISKS

[] The loss of money is a risk of investing in the Fund.

[] The value of the Fund's shares and the securities held by the Fund can each decline in value.

[] The Fund may involve significantly greater risks and therefore may experience greater volatility than a fund that does not primarily invest in the Internet sector.

[] Investments in companies in the rapidly changing field of technology face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. In addition, certain companies in this industry may never be profitable.

[] Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

[] As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

WHO MAY WANT TO INVEST IN THE AMERINDO INTERNET B2B FUND


The Amerindo Internet B2B Fund is designed for long-term investors who understand and are willing to accept the risk of loss of principal involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risk before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the greater than average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

                                                                    PROSPECTUS 5

                                                                 AMERINDOFUNDS

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table may assist in your decision to invest in the Amerindo Internet B2B Fund. The bar chart shows the average annual returns of Class D shares of the Fund for the life of the Class. The table shows how the Fund's Class D shares' average annual returns for the one-year and since inception periods compare with that of the JPMorgan Hambrecht & Quist Growth Index. During the periods shown, the Internet B2B experienced stronger losses than the stock market as a whole. In addition, during the most recent two calendar years the value of securities in the sector has declined materially. While analyzing this information, please note that the Amerindo Internet B2B Fund's past performance is not an indication of how Class D shares of the Fund will perform in the future.

                 YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31
                                (CLASS D SHARES)

[INTERNET B2B LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

2001    (57.06)%

BEST QUARTER 12/31/01: 44.88%       WORST QUARTER 3/31/01: (57.93)%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS               PAST              SINCE
(FOR THE PERIODS ENDING 12/31/01)(1)     ONE YEAR         INCEPTION(2)
--------------------------------------------------------------------------------
Amerindo Internet B2B Fund
Class D Shares                           (57.06)%          (39.16)%
--------------------------------------------------------------------------------
JPMorgan Hambrecht &
Quist Growth Index(3)                    (23.45)%          (24.75)%(4)
--------------------------------------------------------------------------------

(1) Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.

(2) The date of inception of the Class D shares was May 30, 2000.

(3) The JPMorgan Hambrecht & Quist Growth Index is a multiple-sector growth stock composite comprised of the publicly traded stocks of approximately 275 companies that have annual revenues of less than $300 million. The Index includes companies in the technology, healthcare services, branded consumer and Internet sectors. You may not invest in the JPMorgan Hambrecht & Quist Growth Index and unlike the Fund, it does not incur fees or charges.

(4) Since May 31, 2000.

 The Board of Directors reserves the right at its discretion to close this Fund to new investors at such time as it deems appropriate.

6  PROSPECTUS

   AMERINDO
Health & Biotechnology Fund

INVESTMENT OBJECTIVE

The Amerindo Health & Biotechnology Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


The Amerindo Health & Biotechnology Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of companies in the health and biotechnology fields which, in the opinion of the Advisor, have the potential for capital appreciation. The health and biotechnology fields include technology (i.e., software) for healthcare management, pharmaceuticals and healthcare services or devices.


PRINCIPAL RISKS

[] The loss of money is a risk of investing in the Fund.

[] The value of the Fund's shares and the securities held by the Fund can each decline in value. n The Fund may involve significantly higher risks and therefore may experience greater volatility than a fund that does not primarily invest in the health and biotechnology fields.

[] The healthcare industry is subject to government regulations and governmental approval of products and services. This governmental involvement can have a significant effect on price and availability of products and services. The healthcare industry is also greatly affected by rapid obsolescence. In addition, certain companies in this industry may never be profitable.

[] The biotechnology industry can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence. This industry can also be greatly affected by governmental regulation. In addition, certain companies in this industry may never be profitable.

[] Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

[] As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

WHO MAY WANT TO INVEST IN THE AMERINDO HEALTH & BIOTECHNOLOGY FUND


The Amerindo Health & Biotechnology Fund is designed for long-term investors who understand and are willing to accept the risk of loss of principal involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risk before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the greater than average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

                                                                    PROSPECTUS 7

                                                                 AMERINDOFUNDS

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table may assist in your decision to invest in the Amerindo Health & Biotechnology Fund. The bar chart shows the average annual returns of Class D shares of the Fund for the life of the Class. The table shows how the Fund's Class D shares' average annual returns for the one-year and since inception periods compare with that of the JPMorgan Hambrecht & Quist Healthcare Index. During the periods shown, the health and biotechnology sectors experienced stronger gains and losses than the stock market as a whole. In addition, during the most recent two calendar years the value of securities in these sectors has declined materially. While analyzing this information, please note that the Amerindo Health & Biotechnology Fund's past performance is not an indication of how Class D shares of the Fund will perform in the future.

                 YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31
                                (CLASS D SHARES)

[HEALTH & BIOTECHNOLOGY LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

2001     (26.58)%

BEST QUARTER 6/30/01: 27.05%        WORST QUARTER 3/31/01: (33.28)%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PAST           SINCE
(FOR THE PERIODS ENDING 12/31/01)(1)           ONE YEAR      INCEPTION(2)
--------------------------------------------------------------------------------
Amerindo Health &
Biotechnology Fund
Class D Shares                                (26.58)%         1.39%
--------------------------------------------------------------------------------
JPMorgan Hambrecht &
Quist Healthcare Index(3)                      (6.05)%        12.72%(4)
--------------------------------------------------------------------------------

(1) Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.

(2) The date of inception of the Class D shares was May 30, 2000.

(3) The JPMorgan Hambrecht & Quist Healthcare Index is a single-sector stock composite index comprised of publicly traded stocks of approximately 100 companies. There is no maximum market cap limitation. The Index includes bellweather companies in the healthcare, pharmaceuticals and biotechnology sector. You may not invest in the JPMorgan Hambrecht & Quist Healthcare Index and unlike the Fund, it does not incur fees or charges.

(4) Since May 31, 2000.


 The Board of Directors reserves the right at its discretion to close this Fund to new investors at such time as it deems appropriate.

8  PROSPECTUS

   AMERINDOFUNDS

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                 TECHNOLOGY FUND    INTERNET B2B FUND    HEALTH & BIOTECHNOLOGY FUND
                                                     CLASS D             CLASS D                  CLASS D
---------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(AS A PERCENTAGE OF THE OFFERING PRICE)               None                None                     None

Redemption Fees for shares held less than 1 year
(AS A PERCENT OF AMOUNT REDEEMED)                      2.00%               2.00%                    2.00%

Exchange Fees                                         None                None                     None

---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(1) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------

Management Fees                                        1.50%               1.50%                    1.50%

Distribution and/or Service (12b-1) Fees               0.25%               0.25%                    0.25%


Other Expenses                                         0.81%               2.77%                    2.68%
                                                       ----                ----                     ----
Total Annual Fund Operating Expenses                   2.56%               4.52%                    4.43%

Fee Waiver/Expense Reimbursement                       0.31%               2.27%                    2.18%
                                                       ----                ----                     ----
Net Total Annual Fund Operating Expenses               2.25%               2.25%                    2.25%

(1) The Advisor is contractually obligated to waive its fees and to reimburse any  expenses to the extent that the Total
    Annual Fund Operating Expenses exceed 2.25%. This Expense Limitation Agreement will terminate on October 31, 2002.
    For the fiscal year ended October 31, 2001, the Advisor waived its entire management fee and reimbursed certain expenses for the Internet B2B Fund and the Health & Biotechnology Fund.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. The information would be the same if you did not redeem your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             YEAR 1         YEAR 3        YEAR 5         YEAR 10
Technology Fund
   Class D                    $228           $703         $1,205          $2,585
Internet B2B Fund
   Class D                    $228           $703         $1,205          $2,585
Health & Biotechnology Fund
   Class D                    $228           $703         $1,205          $2,585

                                                                    PROSPECTUS 9

                                                                 AMERINDOFUNDS

INVESTMENT OBJECTIVES,
PRINCIPAL INVESTMENT
STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE.
Each Fund's investment objective is to seek long-term capital appreciation. There can be no assurance that a Fund's investment objective will be achieved. The investment objective is fundamental to a Fund and may not be changed without shareholder approval. Current income is incidental to a Fund's investment objective.

THE FOLLOWING INFORMATION APPLIES TO THE AMERINDO TECHNOLOGY FUND AND THE AMERINDO INTERNET B2B FUND:


PRINCIPAL INVESTMENT STRATEGIES.
Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. With respect to the Amerindo Technology Fund, technology companies are those companies with business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology.


With respect to the Amerindo Internet B2B Fund, such technology companies will be in the Internet business to business ("B2B") sector. B2B companies are those companies with primary business operations enabling or managing through services, software or components business to business operations over the Internet.


In addition to investing at least 80% of its net assets in technology companies, each Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.


THE FOLLOWING INFORMATION APPLIES TO THE AMERINDO HEALTH & BIOTECHNOLOGY FUND:


PRINCIPAL INVESTMENT STRATEGIES.
The Amerindo Health & Biotechnology Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of companies in the health and biotechnology fields which, in the opinion of the Advisor, have the potential for capital appreciation. The health and biotechnology fields include technology (i.e., software) for healthcare management, pharmaceuticals and healthcare services or devices.


THE FOLLOWING INFORMATION APPLIES TO EACH OF THE FUNDS:


The Advisor believes that because of rapid advances in technology, science, healthcare and biotechnology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. Historically, stock prices of companies in the technology, science, healthcare and biotechnology sectors have been extremely volatile and, over the last two years, stock prices have declined materially.


The technology, science, healthcare and biotechnology areas have exhibited and continue to demonstrate rapid growth due to the mass adoption of the Internet, increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the portfolio of each Fund. The expansion of technology, science, healthcare and biotechnology areas, however, also provides a favorable environment for investment in small to medium capitalized companies. A Fund's investment policy is not limited to any minimum capitalization requirement and each Fund may hold securities without regard to the

10  PROSPECTUS

    AMERINDOFUNDS

capitalization of the issuer. The Advisor's overall stock selection for each Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Funds will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Advisor anticipates, however, that a significant portion of each Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

Although each Fund will primarily invest in common stocks issued by U.S. companies, each Fund also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with each Fund's investment objective by the Advisor.


A Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Funds may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Funds will invest only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB or higher by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Baa or higher by Moody's Investor Service, Inc. ("Moody's"), BBB or higher by Fitch Investors Services, Inc. ("Fitch"), or BBB or higher by Duff & Phelps Credit Rating Co. ("Duff & Phelps") or, in the case of unrated securities, debt securities that are, in the opinion of the Advisor, of equivalent quality to "investment grade" securities. Such securities may have speculative characteristics. In addition, the Funds will not necessarily dispose of any securities that fall below investment grade based upon the Advisor's determination as to whether retention of such a security is consistent with the Fund's investment objective, provided, however, that such securities do not exceed 5% of a Fund's total assets.


BUY/SELL DECISIONS.
The Funds' investment advisor considers the following factors when buying and selling securities for each Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the variables that determine corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook.

PORTFOLIO TURNOVER.
Purchases and sales are made for each Fund whenever necessary, in the Advisor's opinion, to meet each Fund's investment objective, other investment policies, and the need to meet redemptions. Each Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances. Portfolio turnover may involve the payment by a Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to a Fund which could have an adverse effect on a Fund's total rate of return. A greater portfolio turnover rate will also result in a greater rate of gain or loss recognition for tax purposes, and can accelerate the time at which shareholders must pay tax on any gains realized by the Fund.

ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

THE TECHNOLOGY AND SCIENCE AREAS.
Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of a Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, a Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the

                                                                   PROSPECTUS 11

                                                                AMERINDOFUNDS

need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

THE HEALTHCARE AND BIOTECHNOLOGY AREAS.
The healthcare industry is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by healthcare companies can quickly become obsolete. The biotechnology industry can be significantly affected by patent consideration, intense competition, rapid technological change and obsolescence, and government regulation. Biotechnology companies may have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.

CONCENTRATION.
The volatile nature of the technology, science, healthcare and biotechnology areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented less than 25% of a portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

The Advisor reviews the positions of each Fund on a regular basis to ensure that all tax and regulatory requirements are maintained. In instances where the value of an investment has risen above 25%, the Advisor will evaluate the appropriateness of that level of investment in light of the overall investment strategy of a Fund and applicable regulatory and tax implications.

SMALLER CAPITALIZED COMPANIES.
The Advisor believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that a Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

BORROWING.
Each Fund may, from time to time, borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of a Fund's total assets less its liabilities and will be made at prevailing interest rates. A Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

ILLIQUID SECURITIES.
Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by a Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

TEMPORARY INVESTMENTS.
When the Advisor believes that adverse business or financial conditions warrant a temporary defensive position, a Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. While taking a defensive position, a Fund may not achieve its investment objective.

12  PROSPECTUS

    AMERINDOFUNDS

REPURCHASE AGREEMENTS.
A Fund's portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. Each Fund requires continual maintenance by the Funds' custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, a Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Fund may be delayed or limited and a Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. Each Fund intends to limit repurchase agreements to transactions with institutions believed by the Advisor to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act").



NON-DIVERSIFIED STATUS.
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

MANAGEMENT, ORGANIZATION
AND CAPITAL STRUCTURE


ADVISOR.
Amerindo Investment Advisors Inc. (the "Advisor" or "Amerindo"), a registered investment advisor, is a California corporation with its principal office located at One Embarcadero Center, Suite 2300, San Francisco, California 94111. The Advisor, an emerging growth stock manager specializing in the technology and healthcare sectors, and its affiliates, had assets under management of approximately $1.55 billion as of December 31, 2001. Alberto W. Vilar and Dr. Gary A. Tanaka are primarily responsible for the day-to-day management of each Fund's portfolio. Their biographies are as follows:

ALBERTO W. VILAR, 61, has been Chairman of the Board of Directors of the Company since its inception in 1996. Mr. Vilar served as Chief Executive Officer of the Company from its inception until January 2002. He began his career with Citibank N.A. in New York in 1964 and worked there as an International Credit Officer until 1967. From 1967 to 1971, he served as Vice President, Portfolio Manager and Manager of the Investment Management Division of Drexel Burnham Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity Strategy at M.D. Sass Investor Services in New York. In 1973, he became Vice President and Portfolio Manager of Endowment Management & Research Corporation in Boston. From 1977 to 1979, he served as Senior Vice President, Director of Research, Chief Investment Strategist and Partnership Manager of the Boston Company in Boston. He founded the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) in 1979 and has served since then as a Principal Portfolio Manager. He holds the degrees of B.A. in Economics from Washington & Jefferson College and an M.B.A. from Iona College, and he completed the Doctoral Studies Program in

                                                                   PROSPECTUS 13

                                                                AMERINDOFUNDS

Economics at New York University. Mr. Vilar was awarded an Honorary Doctorate of Humanities degree from Washington & Jefferson College. He has been a Chartered Financial Analyst since 1975.


DR. GARY A. TANAKA, 58, has been a Director and President of the Company since its inception. He served as a Portfolio Manager for Crocker Bank in San Francisco from 1971 to 1977, and as a Partnership Manager for Crocker Investment Management Corp. in San Francisco from 1978 to 1980. From 1975 to 1980, he also served as a Consultant to Andron Cechettini & Associates in San Francisco. In 1980, he joined the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) as a Principal Portfolio Manager and has served in this position since that time. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.


Pursuant to the Investment Advisory Agreements for the Funds, the Advisor manages each Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments subject to the general control of the Board of Directors of the Company.


ADVISOR'S FEES.
Pursuant to the terms of the Investment Advisory Agreements, each Fund will pay an annual advisory fee, paid monthly, equal to 1.50% of each Fund's average daily net assets. The advisory fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services each Fund receives. Any portion of the advisory fees received by the Advisor may be used by the Advisor to provide investor and administrative services and for distribution of Fund shares. The Advisor may also voluntarily waive a portion of its fee or assume certain expenses of a Fund. The Advisor is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25%. This Expense Limitation Agreement will terminate on October 31, 2002. The contractual waiver and any voluntary waivers or reimbursements have the effect of lowering the overall expense ratio of a Fund and of increasing yield to investors in the Fund. See "Expense Limitation" in Section V.A.2 of the Statement of Additional Information. In addition, the Advisor receives service fees of 0.25% of the Class D shares' average daily net assets.


THE FOLLOWING INFORMATION RELATES TO THE AMERINDO TECHNOLOGY FUND ONLY:


PRIOR PERFORMANCE OF THE ADVISOR.
In the early 1980s, Amerindo pioneered the management of dedicated emerging technology portfolios of high technology and healthcare stocks designed to service the financial needs of the institutional investor.

Amerindo's equity composite includes the portfolios, with assets above $5,000,000, managed in substantially similar styles to that of the Amerindo Technology Fund of all clients which are institutions, such as qualified retirement plans, charitable foundations and educational endowment funds, for which investment income and realized capital gains are exempt from federal income tax, and for which Amerindo has full discretionary authority to manage in accordance with the firm's equity strategy for separate accounts. Amerindo has elected to comply with the American Association for Investment Management and Research ("AIMR") presentation standards for the period October 1, 1987 (inception of the composite) through December 31, 2001. An independent accounting firm has conducted an examination with respect to Amerindo for the period January 1, 1991 through December 31, 2000, and has opined that Amerindo's performance presentation contained herein for such period conforms with AIMR standards. The Independent Accountants' Report is available upon request. AIMR has not been involved with the preparation or review of the performance information below. The AIMR method of performance differs from that of the SEC and can contain different results. The private accounts listed do not have to comply with the 1940 Act or Subchapter M of the Internal Revenue Code. If this compliance was necessary, the account's performance could be adversely affected. In addition, to the extent that Fund expenses are higher

14  PROSPECTUS

    AMERINDOFUNDS


than account expenses, if Fund expenses had been applied, performance of the accounts in the composite would have been lower.

The following Schedule represents the rates of return for the equity composite for the annual investment periods from January 1, 1992 through December 31, 2001. Accounts benchmarks are the Standard & Poor's 500 Composite Stock Index, JPMorgan Hambrecht & Quist Growth Index and the Russell 2000 Growth Index. The Independent Accountants' Report relates to their examination of Amerindo's performance for the period January 1, 1991 through December 31, 2000, which is in accordance with AIMR standards. A fully compliant composite presentation is available upon request.

------------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PERFORMANCE INFORMATION RELATES TO AMERINDO'S MANAGEMENT OF INSTITUTIONAL ACCOUNTS. THIS DATA SHOULD NOT BE
INTERPRETED AS THE PERFORMANCE OF THE AMERINDO TECHNOLOGY FUND OR OF ANY OTHER FUND NOR IS IT INDICATIVE OF FUTURE
PERFORMANCE OF THE AMERINDO TECHNOLOGY FUND OR OF ANY OTHER FUND.
------------------------------------------------------------------------------------------------------------------------------------
           ASSET WEIGHTED COMPOSITE RATE     ASSET WEIGHTED COMPOSITE RATE OF                         JPMORGAN          RUSSELL 2000
   YEAR   OF RETURN NET OF ADVISORY FEES(1)   RETURN GROSS OF ADVISORY FEES(1)    S&P 500 INDEX    H&Q GROWTH INDEX     GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------------------
   1992               7.61%                               8.73%                       7.68%            -3.57%              7.77%
   1993              15.08%                              16.42%                      10.00%             7.81%             13.36%
   1994              -2.66%                              -1.53%                       1.33%             3.38%             -2.43%
   1995              87.51%                              89.39%                      37.50%            61.72%             31.04%
   1996               8.04%                               9.61%                      23.22%            10.86%             11.26%
   1997             -26.61%                             -26.05%                      33.34%             2.39%             12.95%
   1998              61.67%                              64.14%                      28.58%            45.04%              1.23%
   1999             249.35%                             252.61%                      21.03%           180.08%             43.09%
   2000             -52.06%                             -51.60%                      -9.15%           -32.60%            -22.43%
   2001                 --%                                 --%                     -11.91%           -23.45%             -9.23%
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                --%                                 --%                     -11.91%           -23.45%             -9.23%
------------------------------------------------------------------------------------------------------------------------------------
  5 Years               --%                                 --%                      10.68%            16.50%              2.87%
------------------------------------------------------------------------------------------------------------------------------------
 10 Years               --%                                 --%                      12.94%            15.25%              7.19%
------------------------------------------------------------------------------------------------------------------------------------
Annualized rates of return for the period January 1, 1992, to December 31, 2001
                        --%                                 --%                      12.94%            15.25%              7.19%

(1) Composite returns are shown both gross and net of investment management fees. The composite, created on October 1,
    1987, is derived from all fully discretionary, tax-free sheltered equity accounts in this style with assets above
    $5,000,000. Past performance is no guarantee of future results.

------------------------------------------------------------------------------------------------------------------------------------

The Amerindo Technology Fund's annualized total return with respect to Class D shares for the period October 28, 1996 (commencement of operations) through December 31, 2001 was (3.69)%. The Amerindo Technology Fund's total return with respect to Class D shares for the calendar year ended December 31, 2001 was (50.77)%.


THE FOLLOWING INFORMATION RELATES TO EACH FUND:

The performance of a Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of a Fund's relative performance for any future period.

                                                                   PROSPECTUS 15

                                                                AMERINDOFUNDS

PRICING OF FUND SHARES

Net asset values per share for Class D shares of each Fund is determined by subtracting from the value of such class's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security. The value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Company's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.


Each Fund computes the net asset value once daily on Monday through Friday, at the regularly scheduled close of normal trading on the New York Stock Exchange ("NYSE"), which normally occurs at 4:00 p.m. Eastern Time (a "Business Day"). A Business Day does not include New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving or Christmas.


HOW TO PURCHASE SHARES


INITIAL INVESTMENTS BY WIRE.
You may purchase Class D shares of the Funds by wiring immediately available federal funds (subject to the minimum investment) to Deutsche Bank from your bank (see instructions below). Your bank may charge a fee for doing so. The minimum initial investment in Class D shares is $2,500 ($1,000 for IRA accounts), each of which may be waived by a Fund. The Funds cannot accept third-party checks, credit cards, credit card checks or cash.


If money is to be wired, you must call the Transfer Agent at 1-888-832-4386 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then you should provide your bank with the following information for purposes of wiring your investment:


   Deutsche Bank
   New York, New York
   ABA# 021001033
   Account # 01-465-547
   F/B/O [name of Fund]
   Class D
   Fund Acct. No._____________
   Social Security or
      Tax Identification No.__________________


You are required to fax and mail the original signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund. Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Funds.

INITIAL INVESTMENTS BY MAIL.
An account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to the minimum investment) payable to:

   AmerindoFunds
   c/o Forum Shareholder Services LLC
   P.O. Box 446
   Portland, ME 04112


Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Distributor. In the event that there are insufficient funds to cover a check, such prospective investor or investors will be assessed a $15.00 charge.

16  PROSPECTUS

    AMERINDOFUNDS


INITIAL INVESTMENTS BY INTERNET.


You may open a new account online at www.amerindo.com. Payment for Fund shares may be made by check or wire, as described above, or by Automated Clearing House transfer, as described below.


ADDITIONAL INVESTMENTS.
Additional investments may be made at any time (subject to a minimum subsequent investment of $500) by purchasing shares at net asset value by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Amerindo Technology Fund Class D, Amerindo Internet B2B Fund Class D or Amerindo Health & Biotechnology Fund Class D) or by wiring monies to the clearing bank as outlined above, or by telephone or Internet with payment by Automated Clearing House ("ACH"), electronically transferring funds from the investor's designated bank account. In order to purchase shares by telephone or Internet and make payment by ACH, an investor must complete the appropriate sections of the application. Shareholders who have authorized telephone purchases may effect purchases by calling the Transfer Agent at 1-888-832-4386.


OTHER PURCHASE INFORMATION.
Investors may open accounts in the Funds only through the exclusive Distributor for the Fund. SEI Investments Distribution Co., for nominal consideration and as agent for each Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on a Fund until accepted by the Fund as principal. See "Distribution Arrangements."


Each Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance of $2,500 by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.


The purchase price paid for Class D shares is the current public offering price, that is, the next determined net asset value of the shares after the order is placed. See "Pricing of Fund Shares" herein. Class D shares are sold without a front-end sales load. Each Fund reserves the right to reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.


Each Fund must receive an order and payment by 4:00 p.m. Eastern Time for the purchase to be effective and dividends to be earned on the same day. If funds are received after 4:00 p.m. Eastern Time, the purchase will become effective and dividends will be earned on the next business day.


Shares of a Fund may be purchased in exchange for securities which are permissible investments of the Fund, subject to the Advisor's determination that the securities are acceptable. Securities accepted in exchange will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange must be liquid securities that are not restricted as to transfer and will have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange or the NYSE, or on the basis of prices provided by a pricing service. Each Fund and the Advisor reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of Fund shares through such an exchange.

All purchases of a Fund's shares will be made in full and fractional shares of a Fund calculated to three decimal places. The Funds do not intend to issue certificates evidencing Fund shares.

Shares of each Fund may also be sold to corporations or other institutions such as trusts, foundations, broker-dealers or financial intermediaries purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of a Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Funds do not pay to or receive compensation from Shareholder Organizations for the sale of Fund shares.

                                                                   PROSPECTUS 17

                                                                AMERINDOFUNDS

If you have a checking or savings account with your bank, you may purchase shares of any Fund automatically through regular deductions from your account in amounts of at least $100 per month.

Each Fund has available a form of Individual Retirement Account ("IRA") which may be obtained from the Fund that permits the IRA to invest in Class D shares of the Funds. The minimum initial investment for all retirement plans is $1,000 with a subsequent minimum investment of $500. Investors desiring information regarding investments through IRAs should write or telephone the Funds.

HOW TO REDEEM SHARES


Shares of a Fund may be redeemed by mail, or, if authorized, by telephone or Internet. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund.


BY MAIL.
Each Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of each Fund is determined as of 4:00 p.m., Eastern time, on each day that the NYSE, the Funds and the Distributor are open for business. Requests should be addressed to AmerindoFunds, c/o Forum Shareholder Services LLC, P.O. Box 446, Portland, ME 04112. Requests in "good order" must include the following documentation:


   (a) a letter of instruction, if required, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;


   (b) any required signature guarantees (see "Signature Guarantees" below); and

   (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


SIGNATURE GUARANTEES.
To protect shareholder accounts, each Fund and the Transfer Agent from fraud, signature guarantees are required to enable a Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, (2) share transfer requests, (3) written requests greater than $50,000, and (4) redemptions from an account for which the address or account registration has changed within the last 30 days. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Funds at 1-888-832-4386 for further details.

BY TELEPHONE OR INTERNET.
Provided the Telephone/Internet Redemption Option has been authorized, a redemption of shares may be requested by calling the Funds at 1-888-832-4386 or by visiting the Funds' website at www.amerindo.com and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone/Internet Redemption Option is authorized, the Funds and the Transfer Agent may act on telephone or Internet instructions from any person representing himself or herself to be a shareholder and believed by the Funds or the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, and not the Funds or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by a Fund or the Transfer Agent to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Funds in

18  PROSPECTUS

    AMERINDOFUNDS

connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Internet transactions will require the use of your account number and social security number. You will be required to choose a password upon your first log-in.

OPTIONAL REDEMPTION BY THE FUNDS.
Investors are required to maintain a minimum account balance of at least $2,500. Each Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

FURTHER REDEMPTION INFORMATION.
Redemption proceeds for shares of a Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.


Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. Each Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").


If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, such Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

REDEMPTION FEE.
The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment in the common stocks of companies in the technology, technology-related, science, healthcare and biotechnology industries. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt a Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by a Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up a Fund's transaction costs - measured by both commissions and bid/ask spreads - which are borne by the remaining long-term investors. For these reasons, each Fund assesses a 2.00% fee on the redemption of Class D shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains). This fee also does not apply to employer-sponsored retirement plans (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans).


Each Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" a Fund will use the anniversary date of a transaction. Thus, shares purchased on April 5, 2002, for example, will be subject to the fee if they are redeemed on or prior to April 4, 2003. If they are redeemed on or after April 5, 2003, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in a Fund for a one-year period from the date of purchase.


EXCHANGING FUND SHARES

You may exchange some or all of your shares in a Fund with any other Fund identified in this Prospectus. Exchanges from one Fund into another must be for the same class of shares.

                                                                   PROSPECTUS 19

                                                               AMERINDOFUNDS

When you exchange shares, you are really selling shares of one Fund and buying shares of another Fund. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request. Please note that an exchange may have tax consequences for you. You may exchange your shares on any Business Day by contacting us directly by mail, telephone or Internet, provided the Telephone/Internet Exchange Option has been authorized. You may also exchange shares through your financial institution by mail, telephone or Internet, if available. If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500 ($1,000 for IRAs). All subsequent exchanges must have a minimum value of $250 per Fund. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from the date of purchase). Each Fund assesses the 2.00% redemption fee on the exchange of shares held less than one year (see "How To Redeem Shares--Redemption Fee" above).

There is currently no fee for exchanges, however, a Fund may change or terminate this privilege on 60 days notice. Broker-dealers may charge you a fee for handling exchanges. Please note that exchanges may be made only two (2) times in any twelve (12) month period. The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds do not permit excessive trading or market timing. Excessive purchases, redemption, or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher.

DIVIDENDS AND DISTRIBUTIONS


At least 90% of net investment income of Class D of each Fund will be declared as dividends and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially all the realized net capital gains for the Class D shares of each Fund, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see "Tax Consequences."


The net investment income of Class D shares of each Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Class D shares of each Fund earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. See "Purchase of Shares" and "Redemption of Shares."

CHOOSING A DISTRIBUTION OPTION.
Distribution of dividends from Class D of each Fund may be made in accordance with several options. A shareholder may select one of three distribution options:

1. AUTOMATIC REINVESTMENT OPTION.
   Both dividends and capital gains distributions will be automatically reinvested in additional shares of a Fund unless the investor has elected one of the other two options.

2. CASH DIVIDEND OPTION.
   Dividends will be paid in cash, and capital gains, if any, will be reinvested in additional shares.

3. ALL CASH OPTION.
   Both dividends and capital gains distributions will be paid in cash.

TAX CONSEQUENCES


Each Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income (which includes interest, dividends and net short-term capital gains). Distributions of net ordinary income and net short-term capital gains are taxable to shareholders as ordinary income. Although corporate shareholders would generally be entitled to the dividends-received deduction to the extent that a Fund's income is derived from qualifying dividends from domestic corporations, each Fund does not believe that any of its distributions will qualify for this deduction.

Each Fund's policy is to distribute as capital gains dividends each year 100% of its net capital gains. The net capital gains (the excess of net long-term capital

20  PROSPECTUS

    AMERINDOFUNDS


gains over net short-term capital losses) realized and distributed by a Fund and designated as capital gains dividends are taxable to shareholders as long-term capital gains, without regard to the length of time the shareholder may have held his or her shares in the Fund. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. Long-term capital gains on sales of securities are currently taxable at a maximum rate of 20% for non-corporate shareholders. In determining the amount of capital gains to be distributed, any capital loss carry over from prior years will be taken into account in determining the amount of net long-term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including, for purposes of determining the length of the holding period, periods during which the investor holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

Distributions are taxable to investors whether received in cash or reinvested in additional shares of a Fund. Any dividend or distribution received by a shareholder shortly after the purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, such dividend or distribution is subject to tax even though it is, in effect, a return of capital.

Each shareholder will recognize a taxable gain or loss upon the sale or redemption of shares in the Fund equal to the difference between the amount redeemed and the shareholder's adjusted tax basis on the shares sold or redeemed.

Each Fund is generally required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to shareholders and from the proceeds from the redemption of Fund shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to these backup withholding rates. Corporate shareholders are not subject to this requirement.

If a Fund invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country. Dividends and distributions may be subject to state and local taxes.

Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes. You should consult your tax advisor regarding specific questions as to federal, state and local income withholding taxes.


DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR.
SEI Investments Distribution Co., an affiliate of the Administrator, has entered into a Distribution Agreement with each Fund to serve as the Funds' distributor (the "Distributor"). For nominal consideration and as agent for each Fund, the Distributor solicits orders for the purchase of Fund shares provided that any orders will not be binding on a Fund until accepted by the Fund as principal. See "Management of Fund" in the Statement of Additional Information.


12B-1 PLAN.
Each Fund, on behalf of Class D shares, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by this Rule. The total amounts payable under the Plan by the Class D shares of a Fund may not exceed 0.25% per annum. Fees paid under the Plan may not be waived for individual shareholders.


In accordance with the Plan, Class D shares will compensate the Advisor for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own Class D shares for providing servicing to their clients ("shareholder

                                                                   PROSPECTUS 21

                                                                AMERINDOFUNDS

servicing"). Each Fund is subject to a maximum service fee of 0.25% per annum of the Class D shares' average daily net assets. The shareholder servicing agents that the Advisor retains will perform the following services: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of a Fund may be effected and certain other matters pertaining to a Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account; (ix) transmit, on behalf of each Fund, proxy statements, annual reports, updating prospectuses and other communications from a Fund to shareholders; (x) receive, tabulate and transmit to a Fund, proxies executed by shareholders with respect to meetings of shareholders of a Fund; and (xi) provide such other related services as a Fund or a shareholder may request.

The Plan provides that the Advisor and the Distributor may make payments from time to time from their own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Advisor has entered into written agreements, for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing Class D shares; (iii) to pay the costs of printing and distributing the Funds' prospectuses to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Funds' shares. The Distributor or the Advisor, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which a Fund is required to pay to the Distributor or the Advisor for any fiscal year under the Plan or otherwise. Any servicing fees paid to the Advisor also may be used for purposes of (i) above.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in a Fund directly. An investor should read the prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

22  PROSPECTUS

    AMERINDOFUNDS

Financial Highlights Information


The following tables are intended to help you understand the Funds' Class D shares' financial performance since their inception (or, with respect to the Amerindo Technology Fund, the last five years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Class D shares of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP for the fiscal periods ended October 31, 2000 and 2001, and by other auditors for the fiscal years prior to October 31, 2000. The report of Deloitte & Touche LLP, dated December 14, 2001, along with the Funds' financial statements, is included in the annual report, which is available upon request. The tables are part of the Funds' financial statements for the period ended October 31, 2001, which are available to shareholders upon request.

---------------------------------------------------------------------------------------------------------------------------
AMERINDO TECHNOLOGY FUND--CLASS D SHARES
---------------------------------------------------------------------------------------------------------------------------
                                              2001+       2000          1999**       1998           1997
                                          ------------------------------------------------------------------
Net asset value beginning of period         $ 20.20     $  23.46      $  13.61     $   7.37        $  9.00
                                            -------     --------      --------     --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                           (0.16)       (0.53)        (0.07)       (0.20)         (0.16)
Net realized and unrealized gain (loss)
   on investments                            (15.77)       (2.73)        20.07         6.44          (1.47)
                                            -------     --------      --------     --------        -------
DISTRIBUTIONS:
Net investment income                            --           --            --           --             --
                                            -------     --------      --------     --------        -------
Realized capital gains                           --           --        (10.15)          --             --
                                            -------     --------      --------     --------        -------
Net asset value end of period               $  4.27     $  20.20      $  23.46      $ 13.61        $  7.37
                                            =======     ========      ========      =======        =======
Total return*                                (78.86)%     (13.90)%      146.74%       84.67%        (18.11)%
                                            =======     ========      ========      =======        =======

RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)              $71,055     $379,869      $272,205      $64,194        $40,191
Ratio of expenses to average net assets        2.25%        2.13%         2.25%        2.25%          2.25%
Ratio of expenses to average net assets,
   (excluding waiver)                          2.56%        2.13%         2.29%        2.75%          2.83%
Ratio of net investment loss to
   average net assets                         (1.83)%      (1.94)%       (0.64)%      (2.21)%        (2.25)%
Ratio of net investment loss to
   average net assets,
   (excluding waiver)                         (2.14)%      (1.94)%       (0.68)%      (2.72)%        (2.83)%
Portfolio turnover rate                       70.03%       30.51%       170.00%       78.46%        355.21%
---------------------------------------------------------------------------------------------------------------------------


* Total return is for the period indicated and has not been annualized. Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
Initial sales charges are not reflected in the calculation of total investment return.

** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October
31. All ratios for the period have been annualized


+ Per share ratios calculated using average shares outstanding method.


Amounts designated as "--" are either $0 or have been rounded to $0.

                                                                 PROSPECTUS 23

                                                              AMERINDOFUNDS

AMERINDO INTERNET B2B FUND--CLASS D SHARES(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   2001+               2000
------------------------------------------------------------------------------------------------------------------------------------

Net asset value beginning of period                                                $16.79             $ 10.00
                                                                                   ------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                                 (0.09)              (0.03)
Net realized and unrealized gain on investments                                    (12.66)               6.82
                                                                                   ------             -------
DISTRIBUTIONS:
Net investment income                                                                  --                  --
                                                                                   ------             -------
Realized capital gains                                                              (0.46)                 --
                                                                                   ------             -------
Net asset value end of period                                                      $ 3.58              $16.79
                                                                                   ======             =======
Total return*                                                                      (77.91)%             67.91%
                                                                                   ======             =======
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)                                                     $4,483             $15,084
Ratio of expenses to average net assets                                              2.25%               2.23%
Ratio of expenses to average net assets (excluding waiver)                           4.52%               4.55%
Ratio of net investment loss to average net assets                                  (1.43)%             (0.84)%
Ratio of net investment loss to average net assets (excluding waiver)               (3.70)%             (3.16)%
Portfolio turnover rate                                                            143.55%              61.39%
---------------------------------------------------------------------------------------------------------------------------


* Total return is for the period indicated and has not been annualized. Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
  Initial sales charges are not reflected in the calculation of total investment return.


+ Per share ratios calculated using average shares outstanding method.


(1) Commenced operations on May 30, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

24  PROSPECTUS


    AMERINDOFUNDS

---------------------------------------------------------------------------------------------------------------------------
AMERINDO HEALTH & BIOTECHNOLOGY FUND(1)
---------------------------------------------------------------------------------------------------------------------------
                                                                                   2001+               2000
                                                                                 ---------           ---------
Net asset value beginning of period                                                $14.60              $10.00
                                                                                   ------              ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                                 (0.11)              (0.05)
Net realized and unrealized gain on investments                                     (5.06)               4.65
                                                                                    ------              ------
DISTRIBUTIONS:
Net investment income                                                                  --                  --
                                                                                   ------              ------
Realized capital gains                                                              (0.83)              --
                                                                                   ------              ------
Net asset value end of period                                                      $ 8.60              $14.60
                                                                                   ======              ======
Total return*                                                                      (37.54)%             45.99%
                                                                                   ======              ======
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)                                                     $4,724              $6,403
Ratio of expenses to average net assets                                              2.25%               2.22%
Ratio of expenses to average net assets (excluding waiver)                           4.43%               6.46%
Ratio of net investment loss to average net assets                                  (1.09)%             (1.38)%
Ratio of net investment loss to average net assets (excluding waiver)               (3.27)%             (5.62)%
Portfolio turnover rate                                                            362.97%              55.63%
---------------------------------------------------------------------------------------------------------------------------


* Total return is for the period indicated and has not been annualized. Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
Initial sales charges are not reflected in the calculation of total investment return.


+ Per share ratios calculated using average shares outstanding method.


(1) Commenced operations on May 30, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

AMERINDO FUNDS INC.

FEBRUARY 28, 2002


INVESTMENT ADVISOR
-----------------------------------------

Amerindo Investment Advisors Inc.

San Francisco, California

New York, New York


ADMINISTRATOR
-----------------------------------------

SEI Investments Mutual Funds Services

Oaks, Pennsylvania


DISTRIBUTOR
-----------------------------------------

SEI Investments Distribution Co.

Oaks, Pennsylvania


TRANSFER AND DIVIDEND AGENT
-----------------------------------------

Forum Shareholder Services LLC

Portland, Maine


LEGAL COUNSEL
-----------------------------------------

Paul, Hastings, Janofsky & Walker LLP

New York, New York

1-888-832-4386

WWW.AMERINDO.COM


A Statement of Additional Information (SAI), dated February 28, 2002, includes additional information about each Fund and its investments and is incorporated by reference into this prospectus. The Amerindo Funds' Annual and Semi-Annual Reports include additional information about the Amerindo Funds and their investments and are also incorporated by reference into this prospectus. In the Funds' Annual Report is a discussion of the market and investment strategies that significantly affected the Amerindo Funds' performance during its last fiscal year. You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Funds at 1-888-832-4386. To request other information about the Funds and to make shareholder inquiries, please call your financial intermediary or the Funds.


A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (WWW.SEC.GOV) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov.

SEC File Number: 811-07531



AME-PS-001-0100

================================================================================

AMERINDO FUNDS INC.                                                   PROSPECTUS


CLASS A SHARES; CLASS C SHARES                                 February 28, 2002

================================================================================


                           AMERINDO TECHNOLOGY FUND II


   The Fund's investment objective is to seek long-term capital appreciation.


           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
        DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
      PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

---------------------------------------------------------------------------------------------------------

Risk/Return Summary: Investments, Risks and             How to Purchase Shares.........................10
Performance......................................2

                                                        How to Redeem Shares...........................14
Fee Table........................................3

                                                        Exchanging Fund Shares.........................16
Investment Objectives, Principal Investment
Strategies and Related Risks.....................5
                                                        Dividends and Distributions....................16

Additional Investment Information and
Risk Factors.....................................6      Tax Consequences...............................16


Management, Organization and Capital                    Distribution Arrangements......................17
Structure........................................7


Pricing of Fund Shares..........................10

---------------------------------------------------------------------------------------------------------

Amerindo Funds Inc. (the "Company") is currently composed of four portfolios. This prospectus pertains to the Amerindo Technology Fund II portfolio only.

             RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

AMERINDO TECHNOLOGY FUND II

INVESTMENT OBJECTIVE

The Amerindo Technology Fund II's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


The Amerindo Technology Fund II seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. Technology companies are those companies with business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 80% of its net assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.


PRINCIPAL RISKS

     o    The loss of money is a risk of investing in the Fund.

     o The value of the Fund's shares and the securities held by the Fund can each decline in value.

     o The Fund may involve significantly greater risks and therefore may experience greater volatility than a fund that does not primarily invest in the technology and science sectors.

     o Investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. In addition, certain companies in these fields may never be profitable.

     o Investments in smaller capitalized companies involve greater risks, such as limited product lines, markets and financial or managerial resources.

     o As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

WHO MAY WANT TO INVEST IN THE AMERINDO TECHNOLOGY FUND II


THE AMERINDO TECHNOLOGY FUND II IS DESIGNED FOR LONG-TERM INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISK OF LOSS OF PRINCIPAL INVOLVED IN INVESTING IN A FUND SEEKING LONG-TERM CAPITAL APPRECIATION. INVESTORS SHOULD CONSIDER THEIR INVESTMENT GOALS, THEIR TIME HORIZON FOR ACHIEVING THEM, AND THEIR TOLERANCE FOR RISK BEFORE INVESTING IN THE FUND. IF YOU SEEK AN AGGRESSIVE APPROACH TO CAPITAL GROWTH AND CAN ACCEPT THE GREATER THAN AVERAGE LEVEL OF PRICE FLUCTUATIONS THAT THIS FUND IS EXPECTED TO EXPERIENCE, THIS FUND COULD BE AN APPROPRIATE PART OF YOUR OVERALL INVESTMENT STRATEGY. THE FUND SHOULD NOT REPRESENT YOUR COMPLETE INVESTMENT PROGRAM OR BE USED FOR SHORT-TERM TRADING PURPOSES.


THE BOARD OF DIRECTORS RESERVES THE RIGHT AT ITS DISCRETION TO CLOSE THIS FUND TO NEW INVESTORS AT SUCH TIME AS IT DEEMS APPROPRIATE.

                                    FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                  TECHNOLOGY FUND II
                                                  ------------------
                                               CLASS A          CLASS C
                                               -------          -------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM
YOUR INVESTMENT)

Maximum Sales Charge (Load)                     5.75%            None
Imposed on Purchases (AS A
PERCENTAGE OF THE OFFERING
PRICE)

Maximum Deferred Sales                         None(1)           1.00%
Charge (Load) for shares
held less than 1 year (AS A
PERCENTAGE OF THE LESSER OF
ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS)

Redemption Fees for shares                      2.00%            2.00%
held less than 1 year (AS A
PERCENT OF AMOUNT REDEEMED)

Exchange Fees                                    None            None

ANNUAL FUND OPERATING
EXPENSES(2)
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)


Management Fees                                 1.50%            1.50%
Distribution and/or
Service (12b-1) Fees                            0.25%            1.00%
   Other Expenses                               0.81%            0.83%
                                                -----            -----
Total Annual Fund
   Operating Expenses                           2.56%            3.33%
Fee Waiver/Expense
   Reimbursement                                0.31%            0.33%
                                                -----            -----
Net Total Annual Fund
   Operating Expenses                           2.25%            3.00%


(1) Class A share purchases of $1 million or more may be subject to a contingent deferred sales charge. See "For Class A Shareholders Only - Reduction or Elimination of Sales Loads."


(2) The Advisor is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25% for Class A shares and 3.00% for Class C shares. This Expense Limitation Agreement will terminate on October 31, 2002.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The information would be the same if you did not redeem your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     YEAR 1                YEAR 3


TECHNOLOGY FUND II
     Class A                          $790                 $1,238
     Class C                          $303                 $927

                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund's investment objective will be achieved. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. Current income is incidental to the Fund's investment objective.


PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies.


Technology companies are those companies with business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology.


In addition to investing at least 80% of its net assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

The Advisor believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. Historically, stock prices of companies in the technology, science, healthcare and biotechnology sectors have been extremely volatile and, over the last two years, stock prices have declined materially.


The technology and science areas have exhibited and continue to demonstrate rapid growth due to the mass adoption of the Internet, increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the portfolio of the Fund. The expansion of technology and science areas, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Advisor's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Advisor anticipates, however, that a significant portion of the Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

Although the Fund will primarily invest in common stocks issued by U.S. companies, the Fund also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with the Fund's investment objective by the Advisor.


The Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Fund will invest only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB or higher by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), Baa or higher by Moody's Investor Service, Inc. ("Moody's"), BBB or higher by Fitch Investors Services, Inc. ("Fitch"), or BBB or higher by Duff & Phelps Credit Rating Co. ("Duff & Phelps")) or, in the case of unrated securities, debt securities that are, in the opinion of the Advisor, of equivalent quality to "investment grade" securities. Such securities may have speculative characteristics. In addition, the Fund will not necessarily dispose of any securities that fall below investment grade based upon the Advisor's determination as to whether retention of such a security is consistent with the Fund's investment objective, provided, however, that such securities do not exceed 5% of the Fund's total assets.


BUY/SELL DECISIONS. The Fund's investment Advisor considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the variables that determine corporate profits, (iii) corporate cash flow,

(iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook.


PORTFOLIO TURNOVER. Purchases and sales are made for the Fund whenever necessary, in the Advisor's opinion, to meet the Fund's investment objective, other investment policies, and the need to meet redemptions. The Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances. Portfolio turnover may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund which could have an adverse effect on the Fund's total rate of return. A greater portfolio turnover rate will also result in a greater rate of gain or loss recognition for tax purposes, and can accelerate the time at which shareholders must pay tax on any gains realized by the Fund.


               ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

THE TECHNOLOGY AND SCIENCE AREAS. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

CONCENTRATION. The volatile nature of the technology and science areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented less than 25% of the portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

The Advisor reviews the positions of the Fund on a regular basis to ensure that all tax and regulatory requirements are maintained. In instances where the value of an investment has risen above 25%, the Advisor will evaluate the appropriateness of that level of investment in light of the overall investment strategy of the Fund and applicable regulatory and tax implications.

SMALLER CAPITALIZED COMPANIES. The Advisor believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

BORROWING. The Fund may, from time to time, borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities and will be made at prevailing interest rates. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by the Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

TEMPORARY INVESTMENTS. When the Advisor believes that adverse business or financial conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. While taking a defensive position, the Fund may not achieve its investment objective.

REPURCHASE AGREEMENTS. The Fund's portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. The Fund requires continual maintenance by its custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by the Advisor to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended, the ("1940 Act").

NON-DIVERSIFIED STATUS. A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


ADVISOR. Amerindo Investment Advisors Inc. (the "Advisor" or "Amerindo"), a registered investment advisor, is a California corporation with its principal office located at One Embarcadero Center, Suite 2300, San Francisco, California 94111. The Advisor, an emerging growth stock manager specializing in the technology and healthcare sectors, and its affiliates, had assets under management of approximately $1.55 billion as of December 31, 2001. Alberto W. Vilar and Dr. Gary A. Tanaka are primarily responsible for the day-to-day management of the Fund's portfolio. Their biographies are as follows:

ALBERTO W. VILAR, 61, has been Chairman of the Board of Directors of the Company since its inception in 1996. Mr. Vilar served as Chief Executive Officer of the Company from its inception until January 2002. He began his career with Citibank N.A. in New York in 1964 and worked there as an International Credit Officer until 1967. From 1967 to 1971, he served as Vice President, Portfolio Manager and Manager of the Investment Management Division of Drexel Burnham Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity Strategy at M.D. Sass Investor Services in New York. In 1973, he became Vice President and Portfolio Manager of Endowment Management & Research Corporation in Boston. From 1977 to 1979, he served as Senior Vice President, Director of Research, Chief Investment Strategist and Partnership Manager of the Boston Company in Boston. He founded the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) in 1979 and has served since then as a Principal Portfolio Manager. He holds the degrees of B.A. in Economics from Washington & Jefferson College and an M.B.A. from Iona College, and he completed the Doctoral Studies Program in Economics at New York University. Mr. Vilar was awarded an Honorary Doctorate of Humanities degree from Washington & Jefferson College. He has been a Chartered Financial Analyst since 1975.

DR. GARY A. TANAKA, 58, has been a Director and President of the Company since its inception. He served as a Portfolio Manager for Crocker Bank in San Francisco from 1971 to 1977, and as a Partnership Manager for Crocker Investment Management Corp. in San Francisco from 1978 to 1980. From 1975 to 1980, he also served as a Consultant to Andron Cechettini & Associates in San Francisco. In 1980, he joined the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) as a Principal Portfolio Manager and has served in this position since that time. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.

Pursuant to the Investment Advisory Contract for the Fund, the Advisor manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments subject to the general control of the Board of Directors of the Company.


ADVISOR'S FEES. Pursuant to the terms of the Investment Advisory Agreement, the Fund will pay an annual advisory fee, paid monthly, equal to 1.50% of its average daily net assets. The advisory fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services the Fund receives. Any portion of the advisory fees received by the Advisor may be used by the Advisor to provide investor and administrative services and for distribution of Fund shares. The Advisor may also voluntarily waive a portion of its fee or assume certain expenses of the Fund. The Advisor is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25% for Class A shares and 3.00% for Class C shares. This Expense Limitation Agreement will terminate on October 31, 2002. The contractual waiver and any voluntary waivers or reimbursements have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. See "Expense Limitation" in Section V.A.2 of the Statement of Additional Information.


RISK/RETURN BAR CHART AND TABLE - AMERINDO TECHNOLOGY FUND


The following bar chart and table may assist in your decision to invest in the Amerindo Technology Fund II. The bar chart shows the average annual returns of Class A shares of the Amerindo Technology Fund (a mutual fund advised by the same Advisor with identical objectives and policies as the Amerindo Technology Fund II), which is not offered in this prospectus. The table shows how the Amerindo Technology Fund's Class A and Class C shares' average annual returns for the one-year and since inceptions periods compare with that of the JPMorgan Hambrecht & Quist Growth Index. During the period shown, the technology sector experienced stronger gains and losses than the stock market as a whole. In addition, during the most recent two calendar years, the value of technology related securities has declined materially. While analyzing this information, please note that the Amerindo Technology Fund's past performance is not an indication of how the Amerindo Technology Fund II will perform in the future. It is also important to note that the Amerindo Technology Fund II will not necessarily invest in the same securities or issuers in which the Amerindo Technology Fund has invested or will invest.


                 YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                (Class A Shares)


                                 1999 - 250.60%


                                 2000 - (64.77)%



                                 2001 - (50.72)%



       BEST QUARTER 3/31/99: 67.92%       WORST QUARTER 9/30/01: (56.47)%

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS       PAST ONE YEAR     SINCE INCEPTION (4)
ENDING 12/31/01) (2) (3)
Amerindo Technology Fund - Class A Shares             (53.57)%               (2.28)%
Amerindo Technology Fund - Class C Shares             (51.52)%              (56.23)%
JPMorgan Hambrecht & Quist Growth Index(5)            (23.45)%               32.50%(6)

     (1) Sales loads are not reflected in the year-by-year total return or in the best and worst quarterly returns. If they were, returns would be less than those shown.

     (2)  Reflects 5.75% sales load for Class A shares.

     (3) Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.

     (4) The date of inception of the Amerindo Technology Fund Class A shares and Class C shares was August 3, 1998, and December 15, 1999, respectively.


     (5) The JPMorgan Hambrecht & Quist Growth Index is a multiple-sector growth stock composite comprised of the publicly traded stocks of approximately 275 companies that have annual revenues of less than $300 million. The Index includes companies in the technology, healthcare services, branded consumer, and Internet sectors. You may not invest in the JPMorgan Hambrecht & Quist Growth Index and unlike the Fund, it does not incur fees or charges.


     (6)  Since August 31, 1998.


PRIOR PERFORMANCE OF THE ADVISOR. In the early 1980s, Amerindo pioneered the management of dedicated emerging technology portfolios of high technology and healthcare stocks designed to service the financial needs of the institutional investor.

Amerindo's equity composite includes the portfolios, with assets above $5,000,000, managed in substantially similar styles to that of the Amerindo Technology Fund and the Amerindo Technology Fund II of all clients which are institutions, such as qualified retirement plans, charitable foundations and educational endowment funds, for which investment income and realized capital gains are exempt from federal income tax, and for which Amerindo has full discretionary authority to manage in accordance with the firm's equity strategy for separate accounts. Amerindo has elected to comply with the American Association for Investment Management and Research ("AIMR") presentation standards for the period October 1, 1987 (inception of the composite) through December 31, 2001. An independent accounting firm has conducted an examination with respect to Amerindo for the period January 1, 1991 through December 31, 2000, and has opined that Amerindo's performance presentation contained herein for such period conforms with AIMR standards. The Independent Accountants' Report is available upon request. AIMR has not been involved with the preparation or review of the performance information below. The AIMR method of performance differs from that of the SEC and can contain different results. The private accounts listed do not have to comply with the 1940 Act or Subchapter M of the Internal Revenue Code. If this compliance was necessary, the account's performance could be adversely affected. In addition, to the extent that Fund expenses are higher than account expenses, if Fund expenses had been applied, performance of the accounts in the composite would have been lower. The following Schedule represents the rates of return for the equity composite for the annual investment periods from January 1, 1992, through December 31, 2000. Accounts benchmarks are the Standard & Poor's 500 Composite Stock Index, JPMorgan Hambrecht & Quist Growth Index and the Russell 2000 Growth Index. The Independent Accountants' Report relates to their examination of Amerindo's performance for the period January 1, 1991 through December 31, 2000, which is in accordance with AIMR standards. A fully compliant composite presentation is available upon request.


The following performance information relates to Amerindo's management of institutional accounts. This data should not be interpreted as the performance of the Amerindo Technology II Fund nor is it indicative of future performance of the Amerindo Technology II Fund.


                ASSET WEIGHTED      ASSET WEIGHTED
                COMPOSITE RATE OF   COMPOSITE RATE OF                                 RUSSELL
                RETURN NET OF       RETURN GROSS OF                   JPMORGAN H&Q  2000 GROWTH
       YEAR     ADVISORY FEES(1)    ADVISORY FEES(1)   S&P 500 INDEX  GROWTH INDEX     INDEX
-------------------------------------------------------------------------------------------------
       1992             7.61%              8.73%             7.68%        -3.57%         7.77%
       1993            15.08%             16.42%            10.00%         7.81%        13.36%
       1994            -2.66%             -1.53%             1.33%         3.38%        -2.43%
       1995            87.51%             89.39%            37.50%        61.72%        31.04%
       1996             8.04%              9.61%            23.22%        10.86%        11.26%
       1997           -26.61%            -26.05%            33.34%         2.39%        12.95%
       1998            61.67%             64.14%            28.58%        45.04%         1.23%
       1999           249.35%            252.61%            21.03%       180.08%        43.09%
       2000           -52.06%            -51.60%            -9.15%       -32.60%       -22.43%
       2001                 %                  %           -11.91%       -23.45%        -9.23%
-------------------------------------------------------------------------------------------------

      1 Year                %                  %           -11.91%       -23.45%        -9.23%
-------------------------------------------------------------------------------------------------

     5 Years                %                  %            10.68%        16.50%         2.87%
-------------------------------------------------------------------------------------------------

     10 Years               %                  %            12.94%        15.25%         7.19%

 Annualized rates of return for the period January 1, 1992 to December 31, 2001
--------------------------------------------------------------------------------

          %             %            12.94%          15.25%           7.19%


     (1) Composite returns are shown both gross and net of investment management fees. The composite, created on October 1, 1987, is derived from all fully discretionary, tax-free sheltered equity accounts in this style with assets above $5,000,000. Past performance is no guarantee of future results.

The Amerindo Technology Fund's (a mutual fund advised by the same Advisor with identical objectives and policies as the Amerindo Technology Fund II) annualized total return with respect to Class A shares for the period August 3, 1998 (commencement of operations) through December 31, 2001, was (2.28)%. The Fund's annualized total return with respect to Class C shares for the period December 15, 1999 (commencement of operations) through December 31, 2001 was (56.23)%. The Amerindo Technology Fund's shares total return with respect to Class A and Class C shares for the calendar year ended December 31, 2001, was (53.57)% and (51.52)%, respectively.


The performance of the Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

                             PRICING OF FUND SHARES

Net asset values per share for each class of the Fund is determined by subtracting from the value of such class's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security. The value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Company's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.


The Fund computes the net asset value once daily on Monday through Friday, at the regularly scheduled close of normal trading on the New York Stock Exchange ("NYSE"), which normally occurs at 4:00 p.m. Eastern Time (a "Business Day"). A Business Day does not include New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving or Christmas.


                             HOW TO PURCHASE SHARES


INITIAL INVESTMENTS BY WIRE. You may purchase shares of each class of shares of the Fund by wiring immediately available federal funds (subject to each class's minimum investment) to Deutsche Bank from your bank. Your bank may charge a fee for doing so (see instructions below). The minimum initial investment in Class A and Class C shares is $2,500 ($1,000 for IRA accounts), each of which may be waived by the Fund. The Funds cannot accept third-party checks, credit cards, credit card checks or cash.

If money is to be wired, you must call the Transfer Agent at 1-888-832-4386 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then you should provide your bank with the following information for purposes of wiring your investment:

                     Deutsche Bank
                     New York, New York
                     ABA# 021001033
                     Account # 01-465-547
                     F/B/O  Amerindo Technology Fund II
                     Class [A/C]
                     Fund Acct. No.__________________________
                     Social Security or Tax Identification No._______________


You are required to mail a signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund. Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

INITIAL INVESTMENTS BY MAIL. An account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to the minimum investment) payable to:

                     Amerindo Funds Inc.
                     P.O. Box 446
                     Portland, ME 04112


Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the particular Class next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Distributor. In the event that there are insufficient funds to cover a check, such prospective investor or investors will be assessed a $15.00 charge.

ADDITIONAL INVESTMENTS. Additional investments may be made at any time (subject to a minimum subsequent investment of $500) by purchasing shares at net asset value, plus any applicable sales load, by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Amerindo Technology Fund II Class A or Class C) or by wiring monies to the clearing bank as outlined above, or by telephone with payment by Automated Clearing House ("ACH"), electronically transferring funds from the investor's designated bank account. In order to purchase shares by telephone and make payment by ACH, an investor must complete the appropriate sections of the application. Shareholders who have authorized telephone purchases may effect purchases by calling the Transfer Agent at 1-888-832-4386.

SALES CHARGES. The purchase price paid for shares of each class is the current public offering price, that is, the next determined net asset value of the shares after the order is placed plus any applicable sales charge. See "Pricing of Fund Shares" herein."


CLASS A SHARES


The purchase price paid for the Class A shares is the current public offering price, that is, the next determined net asset value of the shares after the order is placed plus the applicable sales charge. The sales load, with respect to Class A shares, is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer as compensation for the services provided the investor. Class A shares of the Fund are sold on a continuous basis with a maximum front-end sales charge of 5.75% of the net asset value per share. Volume discounts are provided for initial purchase, as well as for additional purchases of shares of the Fund. Certain purchases of Class A shares of $1 million or more may be subject to a contingent deferred sales charge. See "Reduction or Elimination of Sales Loads" herein. In addition, Class A investors will be charged a redemption fee of 2.00% for shares held less than 1 year. See "How to Redeem Shares.


CLASS C SHARES

The Fund sells Class C shares without an initial charge but if the shares are held less than one year, investors will pay a contingent deferred sales charge ("CDSC") of 1%. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Shares acquired by reinvestment of distributions are not subject to the CDSC. The Fund will also waive the CDSC for: (i) redemptions made within one year after death of a shareholder or registered joint owner, (ii) minimum required distributions made from an IRA or other individual retirement plan account after a shareholder reaches age 70 1/2 or (iii) involuntary redemptions made by the Fund. Class C shares provide the investor the benefit of putting all of the investor's dollars to work from the time the investment is made rather than paying an upfront sales charge.

Class C shares may have a higher expense ratio and pay lower dividends than other classes of shares offered by the Fund because the Class C shares bear a higher 12b-1 fee than other classes and because of other related expenses.


The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under the method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the CDSC will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on March 2, 2002, for example, will be subject to the fee if they are redeemed on or prior to March 1, 2003. If they are redeemed on or after March 2, 2003, the shares will not be subject to the CDSC. The CDSC will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase. In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. In addition, Class C investors will be charged a redemption fee of 2.00% for shares held less than 1 year. See "How to Redeem Shares."


OTHER PURCHASE INFORMATION. Investors may open accounts in the Fund only through the exclusive Distributor for the Fund. SEI Investments Distribution Co., for nominal consideration and as agent for each Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. See "Distribution Agreements."


The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance of $2,500 by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

The Fund must receive an order and payment by 4:00 p.m. Eastern Time for the purchase to be effective and dividends to be earned on the same day. If funds are received after 4:00 p.m. Eastern Time, the purchase will become effective and dividends will be earned on the next business day. The Fund reserves the right to reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.


Shares of the Fund may be purchased in exchange for securities which are permissible investments of the Fund, subject to the Advisor's determination that the securities are acceptable. Securities accepted in exchange will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange must be liquid securities that are not restricted as to transfer and will have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange or the NYSE, or on the basis of prices provided by a pricing service. The Fund and the Advisor reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of Fund shares through such an exchange.

All purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. The Fund does not intend to issue certificates evidencing Fund shares.

Shares of the Fund may also be sold to corporations or other institutions such as trusts, foundations, broker-dealers or financial intermediaries purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of Fund shares.

The Fund has available a form of Individual Retirement Account ("IRA") which may be obtained from the Fund that permits the IRA to invest in either Class A or Class C shares of the Fund. The minimum initial investment for all retirement plans is $1,000 with a subsequent minimum investment of $500. Investors desiring information regarding investments through IRAs should write or telephone the Fund.

                          FOR CLASS A SHAREHOLDERS ONLY
                     REDUCTION OR ELIMINATION OF SALES LOADS

VOLUME DISCOUNTS. Volume discounts are provided if the total amount being invested in Class A shares of the Fund reaches the levels indicated in the sales load schedule provided below. The applicable volume discount available to investors is determined by aggregating all Class A share purchases of the Fund. Volume discounts are also available to investors making sufficient additional purchases of Class A shares. The applicable sales charge may be determined by adding to the total current value of Class A shares already owned in the Fund the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, Class A shares worth $40,000 at the current offering price and purchases an additional $10,000 worth of Class A shares, the sales charge applicable to the new purchase would be that applicable to the $50,000 to $99,999 bracket in the sales load schedule provided below.

                                                                               AMOUNT OF SALES
                                                       SALES CHARGE AS A %   CHARGE REALLOWED TO
                                                          OF NET AMOUNT     DEALERS AS A PERCENT
AMOUNT OF PURCHASE                     SALES CHARGE         INVESTED          OF OFFERING PRICE
--------------------------------------------------------------------------------------------------
Less than $50,000                          5.75%              6.10%                 5.50%
$50,000 but less than $100,000             4.30%              4.71%                 4.05%
$100,000 but less than $250,000            3.50%              3.63%                 3.25%
$250,000 but less than $500,000            2.50%              2.56%                 2.25%
$500,000 but less than $1,000,000          2.00%              2.04%                 1.75%
$1,000,000 or more                         None               None                  None

FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your broker-dealer may receive a commission of up to 1% on your purchase from the Advisor or the Distributor. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% on shares held less than one year from the date of your purchase. To find out whether you will be assessed a CDSC, ask your broker-dealer. The Fund's Advisor or the Distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Shares acquired by reinvestment of distributions are not subject to the CDSC.


The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under the method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the CDSC will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on March 2, 2003, for example, will be subject to the fee if they are redeemed on or prior to March 1, 2003. If they are redeemed on or after March 2, 2003, the shares will not be subject to the CDSC. The CDSC will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase. In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. In addition, Class A investors will be charged a redemption fee of 2.00% for shares held less than 1 year. See "How to Redeem Shares."

LETTER OF INTENT. Any investor in Class A shares may sign a Letter of Intent, available from the Fund, stating an intention to make purchases of Class A shares totaling a specified amount on an aggregate basis within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 5% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed Class A shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Fund an amount equal to the difference between the regular sales load applicable to a single purchase of the number of Class A shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Fund, then the Fund has the right to redeem a sufficient number of escrowed Class A shares to effect payment of the amount due. Any remaining escrowed Class A shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of Class A shares. You should read the Letter of Intent carefully before signing.


PURCHASES AT NET ASSET VALUE. There is no initial sales charge for "Qualified Persons." Qualified Persons is defined to include persons who are active or retired trustees, directors, officers, partners, employees, clients, independent professional contractors, shareholders or registered representatives (including their spouses and children) of the Investment Advisor, Distributor or any affiliates or subsidiaries thereof (the directors, officers or employees of which shall also include their parents and siblings for all purchases of Fund shares) or any director, officer, partner, employee or registered representative (including their spouses and children) of any broker-dealer who has executed a valid and currently active selling agreement with the Distributor. Purchases of Class A shares at net asset value may be made by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and by clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the investment advisor or financial planner. In addition, Class A shares may be purchased at net asset value without imposition of a front-end sales charge by investors participating in asset allocation "wrap" accounts or similar programs offered by qualified broker-dealers, investment advisors, or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients. No commission is paid in connection with net asset value purchases of Class A shares made pursuant to this paragraph, nor is any CDSC imposed upon the redemption of such shares.


                              HOW TO REDEEM SHARES

Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

BY MAIL. The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:00 p.m., Eastern time, on each day that the NYSE, the Fund and the Distributor are open for business. Requests should be addressed to Amerindo Funds Inc., P.O. Box 446, Portland, ME 04112.

Requests in "good order" must include the following documentation:


     (a) a letter of instruction, if required, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;


     (b)  any required signature guarantees (see "Signature Guarantees" below);
          and

     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


SIGNATURE GUARANTEES. To protect shareholder accounts, the Fund and the Transfer Agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-888-832-4386 for further details.

BY TELEPHONE. Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund at 1-888-832-4386 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and the transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, and not the Fund or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or the Transfer Agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.


OPTIONAL REDEMPTION BY THE FUND. Investors are required to maintain a minimum account balance of at least $2,500. The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

FURTHER REDEMPTION INFORMATION. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission (the "SEC").

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

REDEMPTION FEE. The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment in the common stocks of companies in the technology, technology-related and science industries. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs measured by both commissions and bid/ask spreads which are borne by the remaining long-term investors. For these reasons, the Fund assesses a 2.00% fee on the redemption of Class A and Class C shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains). This fee also does not apply to employer-sponsored retirement plans (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans).


The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on April 5,

2002, for example, will be subject to the fee if they are redeemed on or prior to April 4, 2003. If they are redeemed on or after April 5, 2003, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.


                             EXCHANGING FUND SHARES

You may exchange some or all of your shares in the Fund with the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, which are offered through a separate prospectus. Exchanges from one Fund into another must be for the same class of shares.

When you exchange shares, you are really selling shares of one Fund and buying shares of another Fund. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request. Please note that an exchange may have tax consequences for you. You may exchange your shares on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500 ($1,000 for IRAs). All subsequent exchanges must have a minimum value of $250. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from the date of purchase). The Fund assesses the 2.00% redemption fee on the exchange of shares held less than one year (see "How To Redeem Shares--Redemption Fee" above).

There is currently no fee for exchanges, however, the Fund may change or terminate this privilege on 60 days notice. Broker-dealers may charge you a fee for handling exchanges. Please note that exchanges may be made only two (2) times in any twelve (12) month period. The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not permit excessive trading or market timing. Excessive purchases, redemption, or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher.

                           DIVIDENDS AND DISTRIBUTIONS


At least 90% of net investment income of the class of the Fund will be declared as dividends and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially all the realized net capital gains for each class of the Fund, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see "Tax Consequences."

The net investment income of each class of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of each class of the Fund earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. See "Purchase of Shares" and "Redemption of Shares."

CHOOSING A DISTRIBUTION OPTION. Distribution of dividends from each class of the Fund may be made in accordance with several options. A shareholder may select one of three distribution options:


1. AUTOMATIC REINVESTMENT OPTION. Both dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected one of the other two options.

2. CASH DIVIDEND OPTION. Dividends will be paid in cash, and capital gains, if any, will be reinvested in additional shares.

3. ALL CASH OPTION. Both dividends and capital gains distributions will be paid in cash.

                                TAX CONSEQUENCES


The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income (which includes interest, dividends and net short-term capital gains). The Fund has adopted a policy of declaring dividends annually. Distributions of net ordinary income and net short-term capital gains are taxable to shareholders as ordinary income. Although corporate shareholders would generally be entitled to the dividends-received deduction to the extent that the Fund's income is derived from qualifying dividends from domestic corporations, the Fund does not believe that any of its distributions will qualify for this deduction.

The Fund's policy is to distribute as capital gains dividends each year 100% of its net capital gains. The net capital gains (the excess of net long-term capital gains over net short-term capital losses) realized and distributed by the Fund as capital gains distributions are taxable to shareholders as long-term capital gains, without regard to the length of time the shareholder may have held his or her shares in the Fund. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. Long-term capital gains on sales of securities are currently taxable at a maximum rate of 20% for non-corporate shareholders. In determining the amount of capital gains to be distributed, any capital loss carry over from prior years will be taken into account in determining the amount of net long-term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including, for purposes of determining the length of the holding period, periods during which the investor holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

Distributions are taxable to investors whether received in cash or reinvested in additional shares of the Fund. Any dividend or distribution received by a shareholder shortly after the purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, such dividend or distribution is subject to tax even though it is, in effect, a return of capital.

Each shareholder will recognize a taxable gain or loss upon the sale or redemption of shares in the Fund equal to the difference between the amount redeemed and the shareholder's adjusted tax basis on the shares sold or redeemed.

The Fund is required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to shareholders and from the proceeds from the redemption of Fund shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to these backup withholding rates. Corporate shareholders are not subject to this requirement.


If the Fund invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country. Dividends and distributions may be subject to state and local taxes.


Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes. You should consult your tax Advisor regarding specific questions as to federal, state and local income withholding taxes.


                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR. SEI Investments Distribution Co. ("SIDCO"), an affiliate of the Administrator, has entered into a Distribution Agreement with the Fund to serve as the Fund's distributor (the "Distributor"). As agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal. With respect to the Class A shares, SIDCO will be entitled to receive a service and/or distribution fee equal to 0.25% of the Class A shares' average daily net assets under the terms of the Fund's 12b-1 distribution and service plan (the "Plan"). With respect to the Class C shares, SIDCO will be entitled to receive a distribution fee equal to 0.75% and a shareholder service fee equal to 0.25% of the Class C shares' average daily net assets under the terms of the Plan.


12B-1 PLAN. The Fund, on behalf of each class of shares, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by this Rule. The Plan provides that the Distributor will receive compensatory payments from the Fund for soliciting orders for the purchase of Fund shares and for making payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders, for providing distribution assistance on behalf of the Fund.


The total amounts payable under the Plan by the Class A and Class C shares of the Fund may not exceed 0.25% and 1.00%, per annum, respectively. Fees paid under the Plan may not be waived for individual shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Consistent with the Plan, the Distributor receives from the Class C shares of the Fund a compensatory distribution fee equal to 0.75% per annum of the Class C shares' average daily net assets. This distribution fee is an asset-based sales charge. The Distributor uses this fee to make payments to broker-dealer and other financial institutions with which it has written agreements and whose clients are Class C shareholders for providing distribution assistance for sales of the Class C shares. The fees are accrued daily and paid monthly.


The Plan also provides that with respect to Class C, the Fund will compensate the Distributor for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of for providing servicing to their clients ("shareholder servicing").


Pursuant to the Plan, the Distributor receives a maximum service fee of 0.25% per annum of the Class C's average daily net assets. The fees are accrued daily and paid monthly. The Distributor uses this fee to perform, or to arrange to have others perform, services pursuant to the Plan. The shareholder servicing agents that the Distributor retains will perform the following services: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses;
(iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares;
(vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account; (ix) transmit, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to shareholders; (x) receive, tabulate and transmit to the Fund, proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Fund or a shareholder may request.

The Plan provides that the Advisor and the Distributor may make payments from time to time from their own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Advisor has entered into written agreements, for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing each Class's shares; (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor or the Advisor, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay to the Distributor or the Advisor for any fiscal year under the Plan. Any servicing fees paid to the Distributor also may be used for purposes of (i) above and any asset based sales charges paid to the Distributor also may be used for purposes of (ii), (iii), or (iv) above.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Fund directly. An investor should read the prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

                               AMERINDO FUNDS INC.


                                February 28, 2002



Investment Advisor
Amerindo Investment Advisors Inc.
San Francisco, California
New York, New York

Administrator
SEI Investments Mutual Funds Services
Oaks, Pennsylvania

Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania

Transfer and Dividend Agent
Forum Shareholder Services LLC
Portland, Maine



Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
New York, New York


1-888-832-4386
www.amerindo.com


A Statement of Additional Information (SAI), dated February 28, 2002, includes additional information about the Fund and its investments and is incorporated by reference into this prospectus. You may obtain the SAI and material incorporated by reference without charge by calling the Fund at 1-888-832-4386. To request other information about the Fund and to make shareholder inquiries, please call your financial intermediary or the Fund.


A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (WWW.SEC.GOV) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102 or by electronic request at public INFO@SEC.GOV.

SEC File Number:  811-07531

================================================================================

AMERINDO FUNDS INC.                                                   PROSPECTUS


CLASS D SHARES                                                 February 28, 2002


================================================================================

                           AMERINDO TECHNOLOGY FUND II



   The Fund's investment objective is to seek long-term capital appreciation.



           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
        DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
      PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

---------------------------------------------------------------------------------------------------------

Risk/Return Summary: Investments, Risks and             How to Purchase Shares.........................10
Performance......................................2

                                                        How to Redeem Shares...........................12
Fee Table........................................3

                                                        Exchanging Fund Shares.........................14
Investment Objectives, Principal Investment
Strategies and Related Risks.....................5
                                                        Dividends and Distributions....................14

Additional Investment Information and
Risk Factors.....................................6      Tax Consequences...............................14


Management, Organization and Capital                    Distribution Arrangements......................15
Structure........................................7


Pricing of Fund Shares..........................10

---------------------------------------------------------------------------------------------------------

Amerindo Funds Inc. (the "Company") is currently composed of four portfolios. This prospectus pertains to the Amerindo Technology Fund II portfolio only.

             RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

AMERINDO TECHNOLOGY FUND II

INVESTMENT OBJECTIVE


The Amerindo Technology Fund II's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


The Amerindo Technology Fund II seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. Technology companies are those companies with business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 80% of its net assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.


PRINCIPAL RISKS

     o    The loss of money is a risk of investing in the Fund.

     o The value of the Fund's shares and the securities held by the Fund can each decline in value.

     o The Fund may involve significantly greater risks and therefore may experience greater volatility than a fund that does not primarily invest in the technology and science sectors.

     o Investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. In addition, certain companies in these fields may never be profitable.

     o Investments in smaller capitalized companies involve greater risks, such as limited product lines, markets and financial or managerial resources.

     o As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

WHO MAY WANT TO INVEST IN THE AMERINDO TECHNOLOGY FUND II


THE AMERINDO TECHNOLOGY FUND II IS DESIGNED FOR LONG-TERM INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISK OF LOSS OF PRINCIPAL INVOLVED IN INVESTING IN A FUND SEEKING LONG-TERM CAPITAL APPRECIATION. INVESTORS SHOULD CONSIDER THEIR INVESTMENT GOALS, THEIR TIME HORIZON FOR ACHIEVING THEM, AND THEIR TOLERANCE FOR RISK BEFORE INVESTING IN THE FUND. IF YOU SEEK AN AGGRESSIVE APPROACH TO CAPITAL GROWTH AND CAN ACCEPT THE GREATER THAN AVERAGE LEVEL OF PRICE FLUCTUATIONS THAT THIS FUND IS EXPECTED TO EXPERIENCE, THIS FUND COULD BE AN APPROPRIATE PART OF YOUR OVERALL INVESTMENT STRATEGY. THE FUND SHOULD NOT REPRESENT YOUR COMPLETE INVESTMENT PROGRAM OR BE USED FOR SHORT-TERM TRADING PURPOSES.


THE BOARD OF DIRECTORS RESERVES THE RIGHT AT ITS DISCRETION TO CLOSE THIS FUND TO NEW INVESTORS AT SUCH TIME AS IT DEEMS APPROPRIATE.

                                    FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                               TECHNOLOGY FUND II
                                                    CLASS D
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM
YOUR INVESTMENT)

Maximum Sales Charge (Load)                           None
Imposed on Purchases (AS A
PERCENTAGE OF THE OFFERING
PRICE)

Redemption Fees for shares                           2.00%
held less than 1 year (AS A
PERCENT OF AMOUNT REDEEMED)

Exchange Fees                                         None

ANNUAL FUND OPERATING
EXPENSES(1)
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)


Management Fees                                      1.50%
Distribution and/or
Service (12b-1) Fees                                 0.25%
   Other Expenses(2)                                 0.81%
                                                     -----
Total Annual Fund
   Operating Expenses                                2.56%
Fee Waiver/Expense
   Reimbursement                                     0.31%
                                                     -----
Net Total Annual Fund
   Operating Expenses                                2.25%


(1) The Advisor is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25%. This Expense Limitation Agreement will terminate on October 31, 2002.


(2)  Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The information would be the same if you did not redeem your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     YEAR 1                 YEAR 3


TECHNOLOGY FUND II
     Class D                          $228                   $703

                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS


INVESTMENT OBJECTIVE. The Fund's investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund's investment objective will be achieved. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. Current income is incidental to the Fund's investment objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies.


Technology companies are those companies with business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology.


In addition to investing at least 80% of its net assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

The Advisor believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. Historically, stock prices of companies in the technology, science, healthcare and biotechnology sectors have been extremely volatile and, over the last two years, stock prices have declined materially.


The technology and science areas have exhibited and continue to demonstrate rapid growth due to the mass adoption of the Internet, increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the portfolio of the Fund. The expansion of technology and science areas, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Advisor's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Advisor anticipates, however, that a significant portion of the Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

Although the Fund will primarily invest in common stocks issued by U.S. companies, the Fund also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with the Fund's investment objective by the Advisor.


The Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Fund will invest only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB or higher by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), Baa or higher by Moody's Investor Service, Inc. ("Moody's"), BBB or higher by Fitch Investors Services, Inc. ("Fitch"), or BBB or higher by Duff & Phelps Credit Rating Co.) ("Duff & Phelps") or, in the case of unrated securities, debt securities that are, in the opinion of the Advisor, of equivalent quality to "investment grade" securities. Such securities may have speculative characteristics. In addition, the Fund will not necessarily dispose of any securities that fall below investment grade based upon the Advisor's determination as to whether retention of such a security is consistent with the Fund's investment objective, provided, however, that such securities do not exceed 5% of the Fund's total assets.


BUY/SELL DECISIONS. The Fund's investment advisor considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the variables that determine corporate profits, (iii) corporate cash flow,

(iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook.


PORTFOLIO TURNOVER. Purchases and sales are made for the Fund whenever necessary, in the Advisor's opinion, to meet the Fund's investment objective, other investment policies, and the need to meet redemptions. The Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances. Portfolio turnover may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund which could have an adverse effect on the Fund's total rate of return. A greater portfolio turnover rate will also result in a greater rate of gain or loss recognition for tax purposes, and can accelerate the time at which shareholders must pay tax on any gains realized by the Fund.


               ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS


THE TECHNOLOGY AND SCIENCE AREAS. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.


CONCENTRATION. The volatile nature of the technology and science areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented less than 25% of the portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

The Advisor reviews the positions of the Fund on a regular basis to ensure that all tax and regulatory requirements are maintained. In instances where the value of an investment has risen above 25%, the Advisor will evaluate the appropriateness of that level of investment in light of the overall investment strategy of the Fund and applicable regulatory and tax implications.

SMALLER CAPITALIZED COMPANIES. The Advisor believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

BORROWING. The Fund may, from time to time, borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities and will be made at prevailing interest rates. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by the Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.


TEMPORARY INVESTMENTS. When the Advisor believes that adverse business or financial conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. While taking a defensive position, the Fund may not achieve its investment objective.


REPURCHASE AGREEMENTS. The Fund's portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. The Fund requires continual maintenance by its custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by the Advisor to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act").


NON-DIVERSIFIED STATUS. A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


ADVISOR. Amerindo Investment Advisors Inc. (the "Advisor" or "Amerindo"), a registered investment advisor, is a California corporation with its principal office located at One Embarcadero Center, Suite 2300, San Francisco, California 94111. The Advisor, an emerging growth stock manager specializing in the technology and healthcare sectors, and its affiliates, had assets under management of approximately $1.55 billion as of December 31, 2001. Alberto W. Vilar and Dr. Gary A. Tanaka are primarily responsible for the day-to-day management of the Fund's portfolio. Their biographies are as follows:

ALBERTO W. VILAR, 61, has been Chairman of the Board of Directors of the Company since its inception in 1996. Mr. Vilar served as Chief Executive Officer of the Company from its inception until January 2002. He began his career with Citibank N.A. in New York in 1964 and worked there as an International Credit Officer until 1967. From 1967 to 1971, he served as Vice President, Portfolio Manager and Manager of the Investment Management Division of Drexel Burnham Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity Strategy at M.D. Sass Investor Services in New York. In 1973, he became Vice President and Portfolio Manager of Endowment Management & Research Corporation in Boston. From 1977 to 1979, he served as Senior Vice President, Director of Research, Chief Investment Strategist and Partnership Manager of the Boston Company in Boston. He founded the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) in 1979 and has served since then as a Principal Portfolio Manager. He holds the degrees of B.A. in Economics from Washington & Jefferson College and an M.B.A. from Iona College, and he completed the Doctoral Studies Program in Economics at New York University. Mr. Vilar was awarded an Honorary Doctorate of Humanities degree from Washington & Jefferson College. He has been a Chartered Financial Analyst since 1975.

DR. GARY A. TANAKA, 58, has been a Director and President of the Company since its inception. He served as a Portfolio Manager for Crocker Bank in San Francisco from 1971 to 1977, and as a Partnership Manager for Crocker Investment Management Corp. in San Francisco from 1978 to 1980. From 1975 to 1980, he also served as a Consultant to Andron Cechettini & Associates in San Francisco. In 1980, he joined the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) as a Principal Portfolio Manager and has served in this position since that time. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.

Pursuant to the Investment Advisory Contract for the Fund, the Advisor manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments subject to the general control of the Board of Directors of the Company.


ADVISOR'S FEES. Pursuant to the terms of the Investment Advisory Agreement, the Fund will pay an annual advisory fee, paid monthly, equal to 1.50% of its average daily net assets. The advisory fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services the Fund receives. Any portion of the advisory fees received by the Advisor may be used by the Advisor to provide investor and administrative services and for distribution of Fund shares. The Advisor may also voluntarily waive a portion of its fee or assume certain expenses of the Fund. The Advisor is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25% for Class D shares. This Expense Limitation Agreement will terminate on October 31, 2002. The contractual waiver and any voluntary waivers or reimbursements have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. See "Expense Limitation" in
Section V.A.2 of the Statement of Additional Information. In addition, the Advisor receives service fees of 0.25% of the Class D shares' average daily net assets.


RISK/RETURN BAR CHART AND TABLE - AMERINDO TECHNOLOGY FUND


The following bar chart and table may assist in your decision to invest in the Amerindo Technology Fund II. The bar chart shows the average annual returns of Class D shares of the Amerindo Technology Fund (a mutual fund advised by the same advisor with identical objectives and policies as the Amerindo Technology Fund II), which is not offered in this prospectus. The table shows how the Amerindo Technology Fund's Class D shares' average annual returns for the one-year and since inceptions periods compare with that of the JPMorgan Hambrecht & Quist Growth Index. During the periods shown, the technology sector experienced stronger gains and losses than the stock market as a whole. In addition, during the most recent two calendar years, the value of technology related securities has declined materially. While analyzing this information, please note that the Amerindo Technology Fund's past performance is not an indication of how the Amerindo Technology Fund II will perform in the future. It is also important to note that the Amerindo Technology Fund II will not necessarily invest in the same securities or issuers in which the Amerindo Technology Fund has invested or will invest.


                  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31,

                                (Class D Shares)


                                 1999 - 248.86%
                                 2000 - (64.79)%
                                 2001 - (50.77)%

      BEST QUARTER 3/31/99:  66.72%        WORST QUARTER 9/30/01:  (56.51)%

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS      PAST ONE YEAR     PAST FIVE YEARS    SINCE INCEPTION (2)
ENDING 12/31/01) (1)
Amerindo Technology Fund - Class D Shares            (50.77)%            (1.77)%              (3.69)%
JPMorgan Hambrecht & Quist Growth Index(3)           (23.45)%            16.58%               16.00%(4)


     (1) Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.

     (2) The date of inception of the Amerindo Technology Fund Class D shares was October 28, 1996.


     (3) The JPMorgan Hambrecht & Quist Growth Index is a multiple-sector growth stock composite comprised of the publicly traded stocks of approximately 275 companies that have annual revenues of less than $300 million. The Index includes companies in the technology, healthcare services, branded consumer, and Internet sectors. You may not invest in the JPMorgan Hambrecht & Quist Growth Index and unlike the Fund, it does not incur fees or charges.


     (4)  Since October 31, 1996.

PRIOR PERFORMANCE OF THE ADVISOR. In the early 1980s, Amerindo pioneered the management of dedicated emerging technology portfolios of high technology and healthcare stocks designed to service the financial needs of the institutional investor.

Amerindo's equity composite includes the portfolios, with assets above $5,000,000, managed in substantially similar styles to that of the Amerindo Technology Fund and the Amerindo Technology Fund II of all clients which are institutions, such as qualified retirement plans, charitable foundations and educational endowment funds, for which investment income and realized capital gains are exempt from federal income tax, and for which Amerindo has full discretionary authority to manage in accordance with the firm's equity strategy for separate accounts. Amerindo has elected to comply with the American Association for Investment Management and Research ("AIMR") presentation standards for the period October 1, 1987 (inception of the composite) through December 31, 2001. An independent accounting firm has conducted an examination with respect to Amerindo for the period January 1, 1991 through December 31, 2000, and has opined that Amerindo's performance presentation contained herein for such period conforms with AIMR standards. The Independent Accountants' Report is available upon request. AIMR has not been involved with the preparation or review of the performance information below. The AIMR method of performance differs from that of the SEC and can contain different results. The private accounts listed do not have to comply with the 1940 Act or Subchapter M of the Internal Revenue Code. If this compliance was necessary, the account's performance could be adversely affected. In addition, to the extent that Fund expenses are higher than account expenses, if Fund expenses had been applied, performance of the accounts in the composite would have been lower. The following Schedule represents the rates of return for the equity composite for the annual investment periods from January 1, 1992 through December 31, 2001. Accounts benchmarks are the Standard & Poor's 500 Composite Stock Index, JPMorgan Hambrecht & Quist Growth Index and the Russell 2000 Growth Index. The Independent Accountants' Report relates to their examination of Amerindo's performance for the period January 1, 1991, through December 31, 2000, which is in accordance with AIMR standards. A fully compliant composite presentation is available upon request.


The following performance information relates to Amerindo's management of institutional accounts. This data should not be interpreted as the performance of the Amerindo Technology II Fund nor is it indicative of future performance of the Amerindo Technology II Fund.


                    ASSET WEIGHTED        ASSET WEIGHTED
                    COMPOSITE RATE OF     COMPOSITE RATE OF                                     RUSSELL
                    RETURN NET OF         RETURN GROSS OF                      JPMORGAN H&Q   2000 GROWTH
       YEAR         ADVISORY FEES(1)      ADVISORY FEES(1)     S&P 500 INDEX   GROWTH INDEX      INDEX
---------------------------------------------------------------------------------------------------------
       1992                 7.61%                8.73%               7.68%         -3.57%          7.77%
       1993                15.08%               16.42%              10.00%          7.81%         13.36%
       1994                -2.66%               -1.53%               1.33%          3.38%         -2.43%
       1995                87.51%               89.39%              37.50%         61.72%         31.04%
       1996                 8.04%                9.61%              23.22%         10.86%         11.26%
       1997               -26.61%              -26.05%              33.34%          2.39%         12.95%
       1998                61.67%               64.14%              28.58%         45.04%          1.23%
       1999               249.35%              252.61%              21.03%        180.08%         43.09%
       2000               -52.06%              -51.60%              -9.15%        -32.60%        -22.43%
       2001                _____%               _____%             -11.91%        -23.45%         -9.23%
---------------------------------------------------------------------------------------------------------

      1 Year               _____%               _____%             -11.91%        -23.45%         -9.23%
---------------------------------------------------------------------------------------------------------

     5 Years               _____%               _____%              10.68%         16.50%          2.87%
---------------------------------------------------------------------------------------------------------

     10 Years              _____%               _____%              12.94%         15.25%          7.19%


 Annualized rates of return for the period January 1, 1992, to December 31, 2001
   ______%         ______%          12.94%            15.25%            7.19%

     (1) Composite returns are shown both gross and net of investment management fees. The composite, created on October 1, 1987, is derived from all fully discretionary, tax-free sheltered equity accounts in this style with assets above $5,000,000. Past performance is no guarantee of future results.

The Amerindo Technology Fund's (a mutual fund advised by the same advisor with identical objectives and policies as the Amerindo Technology Fund II) annualized total return with respect to Class D shares for the period October 28, 1996 (commencement of operations) through December 31, 2001 was (3.69)%. The Amerindo Technology Fund's shares total return with respect to Class D shares for the calendar year ended December 31, 2001, was (50.77)%.


The performance of the Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

                             PRICING OF FUND SHARES

Net asset values per share for Class D shares of the Fund is determined by subtracting from the value of such class's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security. The value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Company's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.


The Fund computes the net asset value once daily on Monday through Friday, at the regularly scheduled close of normal trading on the New York Stock Exchange ("NYSE"), which normally occurs at 4:00 p.m. Eastern Time (a "Business Day"). A Business Day does not include New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving or Christmas.


                             HOW TO PURCHASE SHARES


INITIAL INVESTMENTS BY WIRE. You may purchase Class D shares of the Fund by wiring immediately available federal funds (subject to the minimum investment) to Deutsche Bank from your bank. Your bank may charge a fee for doing so (see instructions below). The minimum initial investment in Class D shares is $2,500 ($1,000 for IRA accounts), each of which may be waived by the Fund. The Funds cannot accept third-party checks, credit cards, credit card checks or cash.

If money is to be wired, you must call the Transfer Agent at 1-888-832-4386 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then you should provide your bank with the following information for purposes of wiring your investment:

                    Deutsche Bank
                    New York, New York
                    ABA# 021001033
                    Account # 01-465-547
                    F/B/O  Amerindo Technology Fund II
                    Class D
                    Fund Acct. No._______________________
                    Social Security or Tax Identification No.__________________


You are required to mail a signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund. Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

INITIAL INVESTMENTS BY MAIL. An account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to the minimum investment) payable to:

                           Amerindo Funds Inc.
                           P.O. Box 446
                           Portland, ME 04112


Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Distributor. In the event that there are insufficient funds to cover a check, such prospective investor or investors will be assessed a $15.00 charge.


INITIAL INVESTMENTS BY INTERNET. You may open a new account online at WWW.AMERINDO.COM. Payment for Fund shares may be made by check or wire, as described above, or by Automated Clearing House transfer, as described below.

ADDITIONAL INVESTMENTS. Additional investments may be made at any time (subject to a minimum subsequent investment of $500) by purchasing shares at net asset value, plus any applicable sales load, by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Amerindo Technology Fund II Class D) or by wiring monies to the clearing bank as outlined above, or by telephone with payment by Automated Clearing House ("ACH"), electronically transferring funds from the investor's designated bank account. In order to purchase shares by telephone and make payment by ACH, an investor must complete the appropriate sections of the application. Shareholders who have authorized telephone purchases may effect purchases by calling the Transfer Agent at 1-888-832-4386.

OTHER PURCHASE INFORMATION. Investors may open accounts in the Fund only through the exclusive Distributor for the Fund. SEI Investments Distribution Co., for nominal consideration and as agent for each Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. See "Distribution Agreements."


The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance of $2,500 by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.


The purchase price paid for Class D shares is the current public offering price, that is, the next determined net asset value of the shares after the order is placed. See "Pricing of Fund Shares" herein. Class D shares are sold without a front-end sales load. The Fund reserves the right to reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.


The Fund must receive an order and payment by 4:00 p.m. Eastern Time for the purchase to be effective and dividends to be earned on the same day. If funds are received after 4:00 p.m. Eastern Time, the purchase will become effective and dividends will be earned on the next business day.


Shares of the Fund may be purchased in exchange for securities which are permissible investments of the Fund, subject to the Advisor's determination that the securities are acceptable. Securities accepted in exchange will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange must be liquid securities that are not restricted as to transfer and will have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange or the NYSE, or on the basis of prices provided by a pricing service. The Fund and the Advisor reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of Fund shares through such an exchange.

All purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. The Fund does not intend to issue certificates evidencing Fund shares.

Shares of the Fund may also be sold to corporations or other institutions such as trusts, foundations, broker-dealers or financial intermediaries purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Fund through a Shareholder

Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of Fund shares.

The Fund has available a form of Individual Retirement Account ("IRA") which may be obtained from the Fund that permits the IRA to invest in Class D shares of the Fund. The minimum initial investment for all retirement plans is $1,000 with a subsequent minimum investment of $500. Investors desiring information regarding investments through IRAs should write or telephone the Fund.

                              HOW TO REDEEM SHARES

Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

BY MAIL. The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:00 p.m., Eastern time, on each day that the NYSE, the Fund and the Distributor are open for business. Requests should be addressed to Amerindo Funds Inc., P.O. Box 446, Portland, ME 04112.

Requests in "good order" must include the following documentation:


          (a) a letter of instruction, if required, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;


          (b) any required signature guarantees (see "Signature Guarantees" below); and

          (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


SIGNATURE GUARANTEES. To protect shareholder accounts, the Fund and the Transfer Agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-888-832-4386 for further details.

BY TELEPHONE OR INTERNET. Provided the Telephone/Internet Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund at 1-888-832-4386 or by visiting the Fund's website at WWW.AMERINDO.COM and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone/Internet Redemption Option is authorized, the Fund and the Transfer Agent may act on telephone or Internet instructions from any person representing himself or herself to be a shareholder and believed by the Fund or the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, and not the Fund or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or the Transfer Agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Internet transactions will require the use of your account number and social security number. You will be required to choose a password upon your first log-in.

OPTIONAL REDEMPTION BY THE FUND. Investors are required to maintain a minimum account balance of at least $2,500. The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

FURTHER REDEMPTION INFORMATION. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.


Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").


If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.


REDEMPTION FEE. The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment in the common stocks of companies in the technology, technology-related and science industries. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. For these reasons, the Fund assesses a 2.00% fee on the redemption of Class D shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains). This fee also does not apply to employer-sponsored retirement plans (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans).

The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on April 5, 2002, for example, will be subject to the fee if they are redeemed on or prior to April 4, 2003. If they are redeemed on or after April 5, 2003, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

                             EXCHANGING FUND SHARES

You may exchange some or all of your shares in the Fund with the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, which are offered through a separate prospectus. Exchanges from one Fund into another must be for the same class of shares.


When you exchange shares, you are really selling shares of one Fund and buying shares of another Fund. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request. Please note that an exchange may have tax consequences for you. You may exchange your shares on any Business Day by contacting us directly by mail, telephone or Internet, provided the Telephone/Internet Exchange Option has been authorized. You may also exchange shares through your financial institution by mail, telephone or Internet. If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500 ($1,000 for IRAs). All subsequent exchanges must have a minimum value of $250. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from the date of purchase). The Fund assesses the 2.00% redemption fee on the exchange of shares held less than one year (see "How To Redeem Shares--Redemption Fee" above).


There is currently no fee for exchanges, however, the Fund may change or terminate this privilege on 60 days notice. Broker-dealers may charge you a fee for handling exchanges. Please note that exchanges may be made only two (2) times in any twelve (12) month period. The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not permit excessive trading or market timing. Excessive purchases, redemption, or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher.

                           DIVIDENDS AND DISTRIBUTIONS


At least 90% of net investment income of Class D of the Fund will be declared as dividends and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially all the realized net capital gains for the Class D shares of the Fund, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see "Tax Consequences."


The net investment income of Class D shares of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Class D shares of the Fund earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. See "Purchase of Shares" and "Redemption of Shares."

CHOOSING A DISTRIBUTION OPTION. Distribution of dividends from Class D of the Fund may be made in accordance with several options. A shareholder may select one of three distribution options:

1. AUTOMATIC REINVESTMENT OPTION. Both dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected one of the other two options.

2. CASH DIVIDEND OPTION. Dividends will be paid in cash, and capital gains, if any, will be reinvested in additional shares.

3. ALL CASH OPTION. Both dividends and capital gains distributions will be paid in cash.

                                TAX CONSEQUENCES


The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income (which includes interest, dividends and net short-term capital gains). The Fund has adopted a policy of declaring dividends annually. Distributions of net ordinary income and net short-term capital gains are taxable to shareholders as ordinary income. Although corporate shareholders would generally be entitled to the dividends-received deduction to the extent that the Fund's income is derived from qualifying dividends from domestic corporations, each Fund does not believe that any of its distributions will qualify for this deduction.

The Fund's policy is to distribute as capital gains dividends each year 100% of its net capital gains. The net capital gains (the excess of net long-term capital gains over net short-term capital losses) realized and distributed by the Fund as capital gains distributions are taxable to shareholders as long-term capital gains, without regard to the length of time the shareholder may have held his or her shares in the Fund. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Long-term capital gains on sales of securities are currently taxable at a maximum rate of 20% for non-corporate shareholders. In determining the amount of capital gains to be distributed, any capital loss carry over from prior years will be taken into account in determining the amount of net long term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including, for purposes of determining the length of the holding period, periods during which the investor holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

Distributions are taxable to investors whether received in cash or reinvested in additional shares of the Fund. Any dividend or distribution received by a shareholder shortly after the purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, such dividend or distribution is subject to tax even though it is, in effect, a return of capital.

Each shareholder will recognize a taxable gain or loss upon the sale or redemption of shares in the Fund equal to the difference between the amount redeemed and the shareholder's adjusted tax basis on the shares sold or redeemed.

The Fund is required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to shareholders and from the proceeds from the redemption of Fund shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to these backup withholding rates. Corporate shareholders are not subject to this requirement.


If the Fund invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country. Dividends and distributions may be subject to state and local taxes.


Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes. You should consult your tax advisor regarding specific questions as to federal, state and local income withholding taxes.


                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR. SEI Investments Distribution Co., an affiliate of the Administrator, has entered into a Distribution Agreement with the Fund to serve as its distributor (the "Distributor"). For nominal consideration and as agent for the Fund, the Distributor solicits orders for the purchase of Fund shares provided that any orders will not be binding on the Fund until accepted by the Fund as principal. See "Management of Fund" in the Statement of Additional Information.


12B-1 PLAN. The Fund, on behalf of Class D shares, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by this Rule. The total amounts payable under the Plan by the Class D shares of the Fund may not exceed 0.25% per annum. Fees paid under the Plan may not be waived for individual shareholders.


In accordance with the Plan, Class D shares will compensate the Advisor for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own Class D shares for providing servicing to their clients ("shareholder servicing"). The Fund is subject to a maximum service fee of 0.25% per annum of the Class D shares' average daily net assets. The shareholder servicing agents that the Advisor retains will perform the following services: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account; (ix) transmit, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to shareholders; (x) receive, tabulate and transmit to the Fund, proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Fund or a shareholder may request.

The Plan provides that the Advisor and the Distributor may make payments from time to time from their own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Advisor has entered into written agreements, for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing Class D shares; (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor or the Advisor, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay to the Distributor or the Advisor for any fiscal year under the Plan or otherwise. Any servicing fees paid to the Advisor also may be used for purposes of (i) above.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Fund directly. An investor should read the prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

                               AMERINDO FUNDS INC.


                                February 28, 2002


Investment Advisor
Amerindo Investment Advisors Inc.
San Francisco, California
New York, New York

Administrator
SEI Investments Mutual Funds Services
Oaks, Pennsylvania

Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania

Transfer and Dividend Agent
Forum Shareholder Services LLC
Portland, Maine



Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
New York, New York


1-888-832-4386
www.amerindo.com


A Statement of Additional Information (SAI), dated February 28, 2002, includes additional information about the Fund and its investments and is incorporated by reference into this prospectus. You may obtain the SAI and material incorporated by reference without charge by calling the Fund at 1-888-832-4386. To request other information about the Fund and to make shareholder inquiries, please call your financial intermediary or the Fund.


A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (WWW.SEC.GOV) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102 or by electronic request at public INFO@SEC.GOV.

SEC File Number:  811-07531

                               AMERINDO FUNDS INC.
                            AMERINDO TECHNOLOGY FUND
                           AMERINDO TECHNOLOGY FUND II
                           AMERINDO INTERNET B2B FUND
                      AMERINDO HEALTH & BIOTECHNOLOGY FUND

                   ------------------------------------------


                                FEBRUARY 28, 2002


                                 RELATING TO THE
                            AMERINDO TECHNOLOGY FUND
                           AMERINDO TECHNOLOGY FUND II
                           AMERINDO INTERNET B2B FUND
                      AMERINDO HEALTH & BIOTECHNOLOGY FUND,
                       PROSPECTUS FOR CLASS A AND C SHARES
                    AND THE PROSPECTUS FOR THE CLASS D SHARES


                             DATED FEBRUARY 28, 2002


                   ------------------------------------------


     This Statement of Additional Information ("SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Funds' prospectuses, dated February 28, 2002 (the "Prospectuses").


     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses, copies of which may be obtained without charge by writing to the Funds at 399 Park Avenue, 22nd Floor, New York, New York 10022.

     This SAI is incorporated by reference into the Prospectuses in its entirety.

                                TABLE OF CONTENTS

--------------------------------------------------------------- ----------------------------------------------------
Fund History...............................................1    Capital Stock and Other Securities................20
Description of the Funds and their Investments and Risks...1    Purchase, Redemption and Pricing of Shares........21
Management of the Funds ...................................8    Taxation of the Funds.............................23
Control Persons and Principal Holders of Securities.......11    Underwriters......................................26
Investment Advisory and Other Services....................13    Calculation of Performance Data ..................27
Brokerage Allocation and Other Practices..................19    Financial Statements .............................29

--------------------------------------------------------------- ----------------------------------------------------

I.   FUND HISTORY

     Amerindo Funds Inc. (the "Company") was incorporated in Maryland on February 6, 1996. This SAI relates to the Amerindo Technology Fund, Amerindo Technology Fund II, Amerindo Internet B2B Fund, and Amerindo Health & Biotechnology Fund (each, a "Fund", and collectively, the "Funds"). At this time, the Amerindo Technology Fund II has not yet commenced operations.

II.  DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

     A.   INVESTMENT STRATEGIES AND RISKS

          AMERINDO TECHNOLOGY FUND AND AMERINDO TECHNOLOGY FUND II


          The Amerindo Technology Fund and the Amerindo Technology Fund II are non-diversified, open-end, management investment companies. Each Fund's investment objective is to seek long-term capital appreciation. Each Fund seeks to achieve its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. Technology companies are those companies with business operations in either the technology or science areas. Current income is incidental to each Fund's investment objective. Each Fund's investment objective is fundamental to the Funds and may not be changed without shareholder approval. There can be no assurance that each Fund's investment objective will be achieved.


          AMERINDO INTERNET B2B FUND


          The Amerindo Internet B2B Fund is a non-diversified, open-end, management investment company. This Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies in the Internet business to business ("B2B") Sector. B2B companies are those companies with primary business operations enabling or managing through services, software or components business to business operations over the Internet. Current income is incidental to the Fund's investment objective. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.


          AMERINDO HEALTH & BIOTECHNOLOGY FUND


          The Amerindo Health & Biotechnology Fund is a non-diversified, open-end, management investment company. This Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of companies in the health and biotechnology fields which, in the opinion of the Advisor, have the potential for capital appreciation. The health and biotechnology fields include technology (i.e., software) for health care management technology, pharmaceuticals and healthcare services or devices. Current income is incidental to the Fund's investment objective. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.


          ALL FUNDS

          The Funds are designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risk before investing in the Funds. If you seek an aggressive approach to capital growth and can accept the greater than average level of price fluctuations that the Funds are expected to experience, the Funds could be an appropriate part of your overall investment strategy. The Funds should not be used as a trading vehicle.

     B.   DESCRIPTION OF THE FUNDS' INVESTMENT SECURITIES AND DERIVATIVES

          1. THE TECHNOLOGY AND SCIENCE AREAS. The Advisor believes that because of rapid advances in technology, science, health and biotechnology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Funds may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

          The technology, science, health and biotechnology areas have exhibited and continue to exhibit rapid growth due to the mass adoption of the Internet, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in each of the Fund's portfolios. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small to medium capitalized companies. The Funds' investment policies are not limited to any minimum capitalization requirement and the Funds may hold securities without regard to the capitalization of the issuer. The Advisor's overall stock selection for the Funds is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Funds will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Advisor anticipates, however, that a significant portion of each Fund's holdings will be invested in newly-issued securities being sold in the secondary market.


          Companies in the rapidly changing fields of technology, science, healthcare and biotechnology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. In addition, stocks issued by these companies historically have been extremely volatile. The value of a Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Funds are not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology, science, health care and biotechnology areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

          2. THE HEALTH AND BIOTECHNOLOGY AREAS. The health care industry is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies can quickly become obsolete. The biotechnology industry can be affected significantly by patent considerations, intense competition, rapid technological change and obsolescence, and governmental regulation. Biotechnology companies may have persistent losses during a new products' transition from development to production, and revenue may be erratic.

          3. FOREIGN SECURITIES. Each Fund may invest up to 20% of its assets in foreign securities. It is, however, the present intention of each Fund to limit the investment in foreign securities to no more than 5% of its assets. By investing a portion of its assets in foreign securities, a Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Advisor believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends.

International diversification reduces the effect that events in any one country will have on the Fund's entire investment portfolio. On the other hand, a decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

          Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to that Fund. Foreign securities markets have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. There can be no assurance that a Fund's foreign investments will present less risk then a portfolio of domestic securities.

          FOREIGN CURRENCY. Investments in foreign securities will usually be denominated in foreign currency, and a Fund may contemporarily hold funds in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local governmental intervention).

          4. U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations are obligations that are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. They include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years), and (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the United States (such as securities issued by the Government National Mortgage Association, the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration, and certain securities issued by the Farmers' Home Administration and the Small Business Administration, most of which are explained below under the section entitled "Mortgage-Backed Securities"). The maturities of U.S. Government obligations usually range from three months to thirty years.

          5. REPURCHASE AGREEMENTS. When a Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. A Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States Government securities by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for securities in which it invests and will be held by the Custodian or in the Federal Reserve Book Entry System.

          For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter a delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

          6. HEDGING TRANSACTIONS. The Funds may, but do not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Funds are permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, the Funds may write covered call options on securities or stock indices. By writing call options, a Fund limits its profit to the amount of the premium received. By writing a covered call option, a Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Funds will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of a Fund's net assets.

          To the extent the Funds use hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in a Fund, the Advisor will attempt to create a very closely correlated hedge.

          SHORT SALES. The Funds may make short sales of securities "against-the-box." A short sale "against-the-box" is a sale of a security that a Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Funds will make short sales
"against-the-box" as a form of hedging to offset potential declines in long positions in the same or similar securities.


          7. OPTIONS TRANSACTIONS. The Funds may, but do not currently intend to, enter into options transactions. A Fund may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price. A Fund may also purchase call options to provide a hedge against an increase in the price of a security sold short by it. When a Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.

          In addition, the Funds may write covered call options on securities or stock indices. By writing options, a Fund limits its profits to the amount of the premium received. By writing a call option, a Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.


          8. LENDING OF SECURITIES. The Funds may, but do not currently intend to, lend their portfolio securities to qualified institutions as determined by the Advisor. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund in such transaction. A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending of securities, subject to review by the Company's Board of Directors. The Funds may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Company's Board of Directors.

          9. VARIABLE-AMOUNT MASTER DEMAND NOTES. The Funds may purchase variable amount master demand notes ("VANs"). VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

          The VANs in which the Funds may invest are payable on not more than seven calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Each Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by the Company's Board of Directors to minimize credit risks.

          The VANs that the Funds may invest in include participation certificates purchased by a Fund from banks, insurance companies or other financial institutions in fixed or variable rate, or taxable debt obligations
(VANs) owned by such institutions or affiliated organizations. A participation certificate gives a Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet a Fund's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Company has determined meets the prescribed quality standards for the Fund. A Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Funds intend to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of a Fund's shares, or
(3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Funds will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Funds retain the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Funds. The Advisor has been instructed by the Company's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Funds, the Funds intend to hold them until maturity, except under the circumstances stated above.


          While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Funds may contain VANs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VANs may fluctuate. To the extent that a Fund holds VANs with these limits, increases or decreases in value may be somewhat greater than would be the case without such limits. In the event that interest rates increased so that the variable rate exceeded the fixed-rate on the obligations, the obligations could no longer be valued at par and this may cause a Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the VANs is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the VANs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VANs may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

          For purposes of determining whether a VAN held by a Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. If a variable rate demand instrument ceases to meet the investment criteria of a Fund, it will be sold in the market or through exercise of the repurchase demand.

     C.   FUND POLICIES - INVESTMENT RESTRICTIONS

          Each Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of a Fund's outstanding shares. As used in this SAI, the term "majority of the outstanding shares" of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

          Each Fund may not:

     (1) Make portfolio investments other than as described herein or any other form of investment, where applicable, which meets the Fund's investment criteria, as determined by the Advisor and the Board of Directors, and which is consistent with the Fund's objective and policies.

     (2) Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not purchase additional securities.

----------

* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

          Interest paid on borrowings will reduce net income. 300% asset coverage is maintained at all times.

     (3) Mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (2) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, the Fund will not pledge its assets in excess of an amount equal to 15% of net assets.

     (4) Sell securities short, except short sales "against-the-box," or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent permitted in the Prospectus or this SAI or, to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Funds and Their Investments and Risks."

     (5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.


     (6) Invest more than an aggregate of 15% of its net assets in repurchase agreements maturing in more than seven days, variable rate demand instruments exercisable in more than seven days, securities that are not readily marketable or are illiquid investments. Such securities include foreign securities and bank participation interests for which a readily available market does not exist, except as described in the Fund's Prospectus.


     (7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Government obligations secured by real estate or interests in real estate.

     (8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, exceeding in the aggregate one-third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions as described under "Description of the Funds and Their Investments and Risks."

     (9) Invest more than 25% of its assets in the securities of "issuers" in any single industry, except, with respect to the Amerindo Internet B2B Fund, the Amerindo Technology Fund and the Amerindo Technology Fund II, in the technology and science areas and, with respect to the Amerindo Health & Biotechnology Fund, in the health and biotechnology areas as set forth under "Investment Objectives, Principal Investment Strategies and Related Risks" in the Prospectuses, provided also that there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. If, however, in either case, the creating government guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government.

     (10) Invest in securities of other investment companies, except (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act.

     (11) Issue senior securities except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

          A Fund will not be in violation of any maximum percentage limitation when the change in the percentage of the Fund's held holdings is due to a change in value of the Fund's securities. This qualification does not apply to the restriction on a Fund's ability to purchase additional securities when borrowings exceed 5% of the value of the Fund's total assets. Investment restrictions that involve a maximum percentage of securities or assets will be violated, however, if an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund.


     D.   TEMPORARY DEFENSIVE POSITIONS

          When the Advisor believes that market conditions warrant a temporary defensive position, each Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. A Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the Advisor, equate generally to the standards established for U.S. short-term instruments.

     E.   PORTFOLIO TURNOVER


          The portfolio turnover for the Amerindo Technology Fund for the fiscal years ended October 31, 2000, and 2001, was 30.51% and 70.03%, respectively. The portfolio turnover rate for the fiscal year ended October 31, 2001, for the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund was 143.55% and 362.97%, respectively. The variation in the Amerindo Technology Fund's portfolio turnover was due to increased trading by the Fund in response to current market conditions.


III. MANAGEMENT OF THE FUNDS

          The Company's Board of Directors is responsible for the overall management and supervision of the Funds. Pursuant to the terms of an Investment Advisory Agreement, Amerindo Investment Advisors Inc. (the "Advisor" or "Amerindo") serves as the investment Advisor to the Funds. The Advisor supervises all aspects of the Funds' operations and provides investment advice and portfolio management services to the Funds. Subject to the Board's supervision, the Advisor makes all of the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments.

          The directors and officers of the Company and their principal occupations during the past five years are set forth below. Their titles may have varied during this period.

                      OFFICERS AND DIRECTORS OF THE COMPANY


ALBERTO W. VILAR*                       Mr. Vilar has been Chairman of the Board
Amerindo Investment Advisors Inc.       of Directors of the Company since its
One Embarcadero Center                  inception in 1996. Mr. Vilar served as
Suite 2300                              Chief Executive Officer of the Company
San Francisco, CA  94111                from its inception until January 2002.
22nd Floor                              He began his career with Citibank N.A.
399 Park Avenue                         in New York in 1964 and worked there as
New York, NY 10022                      an International Credit Officer until
(61)                                    1967. From 1967 to 1971, he served as
                                        Vice President, Portfolio Manager and
                                        Manager of the Investment Management
                                        Division of Drexel Burnham Lambert in
                                        New York. From 1971 to 1973, he served
                                        as Executive Vice President, Portfolio
                                        Manager and Director of Equity Strategy
                                        at M.D. Sass Investor Services in New
                                        York.

                                        In 1973, he became Vice President and
                                        Portfolio Manager of Endowment
                                        Management & Research Corporation in
                                        Boston. From 1977 to 1979, he served as
                                        Senior Vice President, Director of
                                        Research, Chief Investment Strategist
                                        and Partnership Manager of the Boston
                                        Company in Boston. He founded the
                                        predecessors of Amerindo Advisors (U.K.)
                                        Limited and Amerindo Investment
                                        Advisors, Inc. (Panama) in 1979 and has
                                        served since then as a Principal
                                        Portfolio Manager. He holds the degrees
                                        of B.A. in Economics from Washington &
                                        Jefferson College and an M.B.A. from
                                        Iona College, and he completed the
                                        Doctoral Studies Program in Economics at
                                        New York University. Mr. Vilar was
                                        awarded an Honorary Doctorate of
                                        Humanities Degree from Washington &
                                        Jefferson College. He has been a
                                        Chartered Financial Analyst since 1975.

DR. GARY A. TANAKA*                     Dr. Tanaka has been a Director and
Amerindo Investment Advisors Inc.       President of the Company since its
43 Upper Grosvenor Street               inception. He served as a Portfolio
London, England W1X9PG                  Manager for Crocker Bank in San
(58)                                    Francisco from 1971 to 1977, and as a
                                        Partnership Manager for Crocker
                                        Investment Management Corp. in San
                                        Francisco from 1978 to 1980. From 1975
                                        to 1980, he also served as a Consultant
                                        to Andron Cechettini & Associates in San
                                        Francisco. In 1980, he joined the
                                        predecessors of Amerindo Advisors (U.K.)
                                        Limited and Amerindo Investment
                                        Advisors, Inc. (Panama) as a Principal
                                        Portfolio Manager and has served in this position since that time. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of
                                        Technology and Ph.D. in Applied
                                        Mathematics from Imperial College,
                                        University of London.

DR. JOHN RUTLEDGE                       Dr. Rutledge has been a Director of the
Rutledge & Company, Inc.                Company since its inception. He also has
One Greenwich Office Park               been Chairman of Rutledge & Company,
Greenwich, CT  06831                    Inc., a merchant banking firm, since
(53)                                    1991 and serves as a director of Earle
                                        M. Jorgensen Company, Lazard Freres
                                        Funds, Fluidrive, Inc., General Medical
                                        Corporation, Medical Specialties Group,
                                        United Refrigerated Services, Inc. and
                                        Utenduhl Capital Partners and is a
                                        special advisor to Kelso & Companies,
                                        Inc. ( a private equity investment
                                        firm). He is the author of books and
                                        investment publications, writes a
                                        monthly column in Forbes Magazine and is a frequent contributor to periodicals.

CHARLES A. PARKER                       Mr. Parker has been a director of the
Amerindo Funds Inc.                     Company since January 2001. Before his
22nd Floor                              retirement in 1995, Mr. Parker was an
399 Park Avenue                         Executive Vice President and Director of
New York, NY  10022                     the Continental Corporation. In addition
(67)                                    to serving as a director of this
                                        Company, Mr. Parker also serves as a
                                        director for TCW Convertible Fund, a
                                        closed-end investment company.

KEITH B. BROWN                          Mr. Brown has been Chief Executive
Amerindo Investment Advisors Inc.       Officer of the Company since January
One Embarcadero Center                  2002 and Secretary of the Company since
Suite 2300                              June 2000. Mr. Brown previously served
San Francisco, CA  94111                as Vice President of the Company since
(47)                                    June 2000. In 1998, Mr. Brown joined
                                        Amerindo Investment Advisors Inc. as the
                                        Director of Product Development. From
                                        1983 to 1998, Mr. Brown was Managing
                                        Director at ITS Asset Management.

JESSICA L. CARUSO                       Ms. Caruso has been Vice President and
Amerindo Investment Advisors Inc.       Treasurer of the Company since June
22nd Floor                              2000. Ms. Caruso has been the Chief
399 Park Avenue                         Compliance Officer of Amerindo
New York, NY  10022                     Investment Advisors Inc. since June
(37)                                    2000. From November 1996 to May 2000,
                                        Ms. Caruso was Senior Compliance Analyst with Amerindo.

HEATHER K. LEWIS                        Ms. Lewis has been Assistant Secretary
Amerindo Investment Advisors Inc.       of the Company since June 2000. Ms.
22nd Floor                              Lewis joined Amerindo Investment
399 Park Avenue                         Advisors Inc. in October 1999, as a
New York, NY  10022                     Compliance Analyst. Prior to joining
(25)                                    Amerindo, Ms. Lewis was a student.


* "Interested Person" (as defined in the 1940 Act) of the Company.

                               COMPENSATION TABLE

                    (For Fiscal Year Ended October 31, 2001)

                                            Pension or Retirement
                           Aggregate         Benefits Accrued as
 Name of Person and      Compensation          Part of Company          Estimated Annual      Total Compensation
Position with Company    From Company             Expenses          Benefit Upon Retirement    From the Company
---------------------    ------------             --------          -----------------------    ----------------
Alberto W. Vilar              $0                   $0                         $0                       $0
Director

Dr. Gary A. Tanaka            $0                   $0                         $0                       $0
Director

Dr. John Rutledge             $30,000              $30,000                    $0                       $0
Director

Charles A. Parker             $30,000              $30,000                    $0                       $0
Director


Each Director who is not an interested person of the Company receives a base annual fee of $25,000 which is paid by the Company, plus $1,250 for each meeting attended.

CODE OF ETHICS


          The Company and the Advisor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics for the Company and the Advisor (the "Codes") restricts the personal investing activities of certain Access Persons and others, as defined in the Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage the Funds. Such Access Persons are generally required to preclear security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Codes, for adopting and implementing Procedures for the enforcement of the provisions of the Codes, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance Officer or designee shall take appropriate action. The Company and the Advisor have developed procedures for administration of the Codes.


IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


          On January 31, 2002, there were ________ Class A shares, _________ Class C shares and ________ Class D shares of the Amerindo Technology Fund outstanding. On January 31, 2002, there were _______ Class A shares, ________ Class C shares and __________ Class D shares of the Amerindo Internet B2B Fund outstanding. On January 31, 2002, there were __________ Class A shares, _________ Class C shares and _______ Class D shares of the Amerindo Health & Biotechnology Fund outstanding. As of this date, the directors and officers of the Amerindo Technology Fund, as a group, owned less than 1% of each Class. There were no shares of the Amerindo Technology Fund II outstanding as of January 31, 2002.

          The following represents a list of persons who owned 5% or more of the Amerindo Technology Fund's outstanding common stock as of January 31, 2002:

CLASS A SHARES                  NONE

CLASS C SHARES                  NONE

CLASS D SHARES                  NAME AND ADDRESS                  PERCENTAGE OF CLASS         NATURE OF OWNERSHIP
                                ----------------                  -------------------         -------------------

                                Charles Schwab & Co.                                %
                                101 Montgomery Street
                                San Francisco, CA 94104

                                A/C WAIF8628832 MAC & Co.                           %
                                Mutual Fund Operations
                                P.O. Box 3198
                                Pittsburgh, PA 15230-3198

          The following represents a list of persons who owned 5% or more of the Amerindo Internet B2B Fund's outstanding common stock as of January 31, 2002:


CLASS A SHARES      NAME AND ADDRESS                  PERCENTAGE OF CLASS         NATURE OF OWNERSHIP
                    ----------------                  -------------------         -------------------

                    NFSC FEBO #B36-111201                           %
                    NFSC/FMTC IRA
                    FBO Robert Kocher
                    6916 Azalea Drive
                    San Jose, CA 95120

CLASS C SHARES      Lewco Securities Corp.                          %
                    FBO A/C #H10-640181-3-01
                    34 Exchange Place, 4th
                    Floor Jersey City, NJ 07311

                    LPL Financial Services                          %
                    A/C 1324-7811
                    9785 Towne Centre Drive
                    San Diego, CA 92121

                    Legg Mason Wood Walker                          %
                    406-03120-16
                    P.O. Box 1476
                    Baltimore, MD 21202

CLASS D SHARES      Donald J. Killelea IRA                          %
                    Park Plaza 602
                    5321 North 10th Street
                    McAllen, TX 78054

                    Charles Schwab & Co.                            %
                    101 Montgomery Street
                    San Francisco, CA 94104

          The following represents a list of persons who owned 5% or more of the Amerindo Health & Biotechnology Fund's outstanding common stock as of January 31, 2002:


CLASS A SHARES        NONE

CLASS C SHARES        NONE

CLASS D SHARES        NAME AND ADDRESS                PERCENTAGE OF CLASS      NATURE OF OWNERSHIP
                      ----------------                -------------------      -------------------

                      Fiserv Securities Inc.                         %
                      FAO 58900014
                      ATTN:  Mutual Funds Dept.
                      One Commerce Square
                      2005 Market Street,
                      Suite 1200
                      Philadelphia, PA 19103

                      Charles Schwab & Co.                           %
                      101 Montgomery Street
                      San Francisco, CA 94104

                      Kevin Coogan IRA                               %
                      Northern Trust Co. Cust.
                      36 Jaromber Drive
                      Towaco, NJ 07082


V.   INVESTMENT ADVISORY AND OTHER SERVICES

     A.   INVESTMENT ADVISOR


          1. GENERAL INFORMATION. Amerindo Investment Advisors Inc., a registered investment advisor, is a California corporation, with its principal office located at One Embarcadero Center, Suite 2300, San Francisco, California 94111. The Advisor serves as the investment Advisor of the Funds pursuant to an Investment Advisory Agreement entered into by each Fund on behalf of each class. The Advisor supervises all aspects of the Funds' operations and provides investment advice and portfolio management services to the Funds. Pursuant to the Advisory Agreement and subject to the supervision of the Company's Board of Directors, the Advisor makes each Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments.


          The Advisor provides persons satisfactory to the Board of Directors of the Company to serve as officers of the Company. Such officers, as well as certain other employees and directors of the Company, may be directors, officers or employees of the Advisor or its affiliates.

          The Advisor may also provide the Funds with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions. However, the Administrator will provide personnel who will be responsible for performing the operational components of such services. The personnel rendering such supervisory services may be employees of the Advisor, of its affiliates or of other organizations.

          The Advisory Agreement for the Amerindo Technology Fund was approved on May 14, 1996, by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Company or the Advisor. The Agreement may be continued in force for successive twelve-month periods beginning each July 31st, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by the Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

          The Advisory Agreement for the Amerindo Technology Fund II, the Amerindo Internet B2B Fund, and the Amerindo Health & Biotechnology Fund was approved on May 4, 2000, by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Company or the Advisor. The Agreement, which currently extends to May 3, 2002, may be continued in force thereafter for successive twelve-month periods beginning each May 31st, provided that such continuance is specifically approved annually by majority vote of each Fund's outstanding voting securities or by the Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

          The Advisory Agreements are terminable without penalty by a Fund on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of a Fund or by a vote of a majority of the Company's Board of Directors, or by the Advisor on sixty days' written notice, and will automatically terminate in the event of their assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or of reckless disregard of its obligations thereunder, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.


          2. ADVISOR'S FEES. Pursuant to the terms of the Advisory Agreements, the Funds, on behalf of each class, will pay an annual advisory fee paid monthly equal to 1.50% of each Fund's average daily net assets. In addition, the Advisor is contractually obligated to waive its fees and reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25% for the Class A and Class D shares and 3.00% for the Class C shares.


             FEES PAID TO THE ADVISOR UNDER THE ADVISORY AGREEMENT:

                            AMERINDO TECHNOLOGY FUND


--------------------------------------------------------------------------------
                                            Fiscal Year Ended
---------------------------
                                   2001            2000              1999*
--------------------------------------------------------------------------------
FEES PAID                      $2,509,779       $8,137,161         $1,959,874
--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS     $524,522         $0                 $53,171
--------------------------------------------------------------------------------


                           AMERINDO INTERNET B2B FUND


--------------------------------------------------------------------------------
                                         Fiscal Year Ended
                                 2001                         2000
--------------------------------------------------------------------------------
FEES PAID                     $151,729                       $56,266
--------------------------------------------------------------------------------
WAIVERS AND                   $227,936                       $96,105
REIMBURSEMENTS
--------------------------------------------------------------------------------


----------
* Subsequent to December 31, 1998, the Company's management elected to change its fiscal year end to October 31.

                      AMERINDO HEALTH & BIOTECHNOLOGY FUND


--------------------------------------------------------------------------------
                                         Fiscal Year Ended
                                 2001                         2000
--------------------------------------------------------------------------------
FEES PAID                     $138,724                       $26,125
--------------------------------------------------------------------------------
WAIVERS AND                   $197,223                       $98,910
REIMBURSEMENTS
--------------------------------------------------------------------------------


          This fee is higher than the fee paid by most other mutual funds; however, the Board of Directors believes that this fee is reasonable in light of the advisory services performed by the Advisor for the Funds. Any portion of the advisory fees received by the Advisor may be used by the Advisor to provide investor and administrative services and for distribution of a Fund's shares.


          EXPENSE LIMITATION. From time to time, the Advisor may voluntarily assume certain expenses of a Fund. This would have the effect of lowering the overall expense ratio and of increasing yield to investors. Subject to any such voluntary assumption of certain expenses by the Advisor, the Funds have, under the Advisory Agreements, confirmed their obligation for payment of all other expenses, including without limitation: (i) fees payable to the Advisor, Administrator, Custodian, Transfer Agent and Dividend Agent; (ii) brokerage and commission expenses; (iii) federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; (iv) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (v) interest charges on borrowings; (vi) telecommunications expenses; (vii) recurring and non-recurring legal and accounting expenses;
(viii) costs of organizing and maintaining the Company's existence as a corporation; (ix) compensation, including directors' fees, of any directors, officers or employees who are not also officers of the Advisor or its affiliates and costs of other personnel providing administrative and clerical services; (x) costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; (xi) fees and expenses of registering its shares under the appropriate federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and (xii) expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.


          The Funds may from time-to-time hire their own employees or contract to have management services performed by third parties, and the management of the Funds intends to do so whenever it appears advantageous to the Funds. A Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

     B.   THE DISTRIBUTION AND SERVICE PLAN


          The Company, on behalf of each class of each Fund, has adopted a distribution and service plan for the Class A and D shares (the "Class A and Class D Plan") and a distribution and service plan for the Class C shares (the "Class C Plan") (collectively, the "Plans"), pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule.


          The Class A and Class D Plan provides that the Class D shares will compensate the Advisor for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own Class D shares of the Funds for providing servicing to their clients. These fees are subject to a maximum of 0.25% per annum of the Class D shares' average daily net assets. With respect to Class A shares, the Distributor receives a shareholder servicing and/or distribution fee equal to a maximum of 0.25% of the Class A shares' average daily net assets.

          The Class C Plan provides that the Distributor is paid a compensatory distribution fee equal to 0.75% of the Class C shares' average daily net assets on an annual basis to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Funds. This fee is an asset-based sales charge. The Distributor also receives a shareholder servicing fee equal to a maximum of 0.25% per annum of the Class C shares' average daily net assets. Fees paid under the Plans may not be waived for individual shareholders.


          For the fiscal period ended October 31, 2001, the Amerindo Technology Fund made payments under the Plan in effect at that time equal to $24,986 for the Class A shares, $27,600 for the Class C shares and $386,411 for the Class D shares. Of the total amount paid pursuant to the Plan for Class A shares, $0 was utilized for advertising, $0 for printing and mailing of prospectuses to other than current shareholders, $0 for compensation to underwriters, $24,986 for compensation to broker-dealers, $0 for compensation to sales personnel, $0 for interest, carrying or other financing charges, and $0 for other charges. Of the total amount paid pursuant to the Plan for Class C shares, $0 was utilized for advertising, $0 for printing and mailing of prospectuses to other than current shareholders, $0 for compensation to underwriters, $27,600 for compensation to broker-dealers, $0 for compensation to sales personnel, $0 for interest, carrying or other financing charges, and $0 for other charges. Of the total amount paid pursuant to the Plan for Class D shares, $0 was utilized for advertising, $0 for printing and mailing of prospectuses to other than current shareholders, $0 for compensation to underwriters, $0 for compensation to broker-dealers, $0 for compensation to sales personnel, $ 0 for interest, carrying or other financing charges, $269,981 for shareholder servicing for wirehouses and broker-dealers and $116,430 for compensation to distributors.

          For the fiscal period ended October 31, 2001, the Amerindo Internet B2B Fund made payments under the Plan in effect at that time equal to $3,369 for the Class A shares, $9,180 for the Class C shares and $19,628 for the Class D shares. Of the total amount paid pursuant to the Plan for Class A shares, $0 was utilized for advertising, $0 for printing and mailing of prospectuses to other than current shareholders, $0 for compensation to underwriters, $3,369 compensation to broker-dealers, $0 for compensation to sales personnel, $0 for interest, carrying or other financing charges, and $0 for other charges. Of the total amount paid pursuant to the Plan for Class C shares, $0 was utilized for advertising, $0 for printing and mailing of prospectuses to other than current shareholders, $0 for compensation to underwriters, $9,180 for compensation to broker-dealers, $0 for compensation to sales personnel, $0 for interest, carrying or other financing charges, and $0 for other charges. Of the total amount paid pursuant to the Plan for Class D shares, $0 was utilized for advertising, $0 for printing and mailing of prospectuses to other than current shareholders, $0 for compensation to underwriters, $0 for compensation to broker-dealers, $0 for compensation to sales personnel, $0 for interest, carrying or other financing charges, and $19,628, for shareholder servicing for wirehouses and broker-dealers.

          For the fiscal period ended October 31, 2001, the Amerindo Health & Biotechnology Fund made payments under the Plan in effect at that time equal to $5,455 for the Class A shares, $11,879 for the Class C shares and $14,698 for the Class D shares. Of the total amount paid pursuant to the Plan for Class A shares, $0 was utilized for advertising, $0 for printing and mailing of prospectuses to other than current shareholders, $0 for compensation to underwriters, $5,455 compensation to broker-dealers, $0 for compensation to sales personnel, $0 for interest, carrying or other financing charges, and $0 for other charges. Of the total amount paid pursuant to the Plan for Class C shares, $0 was utilized for advertising, $0 for printing and mailing of prospectuses to other than current shareholders, $0 for compensation to underwriters, $11,879 for compensation to broker-dealers, $0 for compensation to sales personnel, $0 for interest, carrying or other financing charges, and $0 for other charges. Of the total amount paid pursuant to the Plan for Class D shares, $0 was utilized for advertising, $0 for printing and mailing of prospectuses to other than current shareholders, $0 for compensation to underwriters, $0 for compensation to broker-dealers, $0 for compensation to sales personnel, $0 for interest, carrying or other financing charges, and $14,698, for shareholder servicing for wirehouses and broker-dealers.



          The Plans each provide that the Advisor and the Distributor may make payments from time to time from their own resources which may include the advisory fee and the asset based sales charges and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or the Advisor has entered into written agreements, for performing shareholder servicing and related administrative functions of each class; (ii) to compensate certain financial intermediaries for providing assistance in distributing class shares; (iii) to pay the costs of printing and distributing the Funds' Prospectuses to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Funds' shares. Further, the Agreements provide that the Advisor may use its service fee for the purposes enumerated in (i) above and any asset based sales charges paid to the Distributor also may be used for purposes of (ii) or (iii) above. The Distributor or the Advisor, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plans with the shareholder servicing agents and broker-dealers with whom they have contracted, provided that such payments made pursuant to the Plan will not increase the amount which a class is required to pay the Distributor or the Advisor for any fiscal year under the shareholder servicing agreements or otherwise. The excess of such payments over the total payments the Advisor received from the Fund represents distribution expenses funded by the Advisor from its own resources, including the Advisory fee.

          Under the Plans, each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each class of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions;
(iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Fund) quarterly and year-end statements and confirmations in a timely basis after activity in the account; (ix) transmit to shareholders of each class proxy statements, annual reports, updated prospectuses and other communications; (x) receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Funds or a shareholder may request.


          Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Funds directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Funds directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.


          In accordance with the Rule, the Plans provide that all written agreements relating to the Plans entered into by the Company, on behalf of each class, the Distributor or the Advisor, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Company's Board of Directors. In addition, the Plans require the Funds and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Funds and the Distributor pursuant to the Plans and identifying the distribution activities for which those expenditures were made.


     C.   DISTRIBUTOR

          The Company, on behalf of each Fund, and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement effective July 13, 1999. Pursuant to the Agreement, the Company grants to the Distributor the exclusive right to sell shares of the Funds at the net asset value per share plus any applicable sales charge in accordance with the current prospectus. The Distributor agrees to use all reasonable efforts, consistent with its other business, in connection with the distribution of shares of the Funds.

          The Distribution Agreement was approved on July 13, 1999, for the Amerindo Technology Fund and on May 4, 2000, for the Amerindo Technology Fund II, the Amerindo Internet B2B Fund, and the Amerindo Health & Biotechnology Fund, by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Company or the Advisor.

     D.   ADMINISTRATOR

          1. GENERAL INFORMATION. The Company and SEI Investments Mutual Funds Services (the "Administrator") have entered into an Administrative Agreement effective September 20, 1999. This Agreement was initially entered into on behalf of the Amerindo Technology Fund on September 15, 1999, and was subsequently approved by the Board of Directors on May 4, 2000, on behalf of the Amerindo Technology Fund II, the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund.

          The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investment Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investment Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to over 34 mutual fund families.

          Pursuant to the Administration Agreement, the Administrator provides all administrative services necessary for the Funds, other than those provided by the Advisor, subject to the supervision of the Company's Board of Directors. The Administrator will provide persons to serve as officers of the Company. Such officers may be directors, officers or employees of the Administrator or its affiliates.

          The Administration Agreement shall remain in effect for five years commencing September 15, 1999 (the "Initial Term") and each renewal term of two years each (each, a "Renewal Term"), unless terminated (a) by the mutual written agreement of the Company and the Administrator; (b) by either the Company or the Administrator on 90 days' written notice, as of the end of the Initial Term or the end of any Renewal Term; (c) by either the Company or the Administrator on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Agreement by the other party, provided the terminating party has notified the other party of such breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or (e) as to any Fund or the Company, effective upon the liquidation of such Fund or the Company as the case may be. The Agreement shall not be assignable by the Administrator, without the prior written consent of the Company, except to an entity that is controlled by, or under common control, with the Administrator. The Agreement also provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


          Under the Administration Agreement, the Administrator performs or supervises the performance by others of other administrative services in connection with the operations of the Funds, and, on behalf of the Funds, investigates, assists in the selection of and conducts relations with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Funds' operations. The Administrator provides the Directors of the Company with such reports regarding investment performance as they may reasonably request but shall have no responsibility for supervising the performance by the Advisor of its responsibilities. The Administrator may appoint a sub-administrator to perform certain of the services to be performed by the Administrator hereunder.


          The Administrator provides the Funds with administrative services, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities (including facilities for Shareholders' and Directors' meetings) for handling the affairs of the Funds and such other services as the Directors may, from time to time, reasonably request and the Administrator shall, from time to time, reasonably determine to be necessary to perform its obligations under the Agreement. In addition, at the request of the Board of Directors, the Administrator shall make reports to the Directors concerning the performance of its obligations hereunder.

          2. ADMINISTRATOR'S FEES. For the services rendered to the Funds by the Administrator, the Fund pays the Administrator a monthly fee based on each Fund's average net assets.

                   CALCULATION OF ADMINISTRATOR'S MONTHLY FEE

        ----------------------------------------------------------------

        FUND'S NET ASSETS                                 FEE
        ----------------------------------------------------------------

        Up to $250 million                                .125%
        ----------------------------------------------------------------

        Next $250 million                                 .09%
        ----------------------------------------------------------------

        Next $500 million                                 .07%
        ----------------------------------------------------------------

        On assets over $1 billion                         .05%
        ----------------------------------------------------------------


     E.   CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

          The Northern Trust Company, 50 S. Lasalle Street, Chicago, Illinois 60675, serves as custodian for the Funds' cash and securities. Pursuant to a Custodian Agreement with the Company, on behalf of the Funds, it is responsible for maintaining the books and records of each Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. Forum Shareholder Services LLC also acts as the Funds' transfer and dividend agent. Forum Shareholder Services LLC has its principal office at 2 Portland Square, Portland, Maine 04101.

     F.   COUNSEL AND INDEPENDENT AUDITORS

          Legal matters in connection with the issuance of shares of common stock of the Company are passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, NY 10022. Deloitte & Touche, 2 World Financial Center, New York, NY 10281 have been selected as auditors for the Funds.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

          The Advisor makes the Funds' portfolio decisions. In the over-the-counter market, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. Regarding exchange-traded securities, the Advisor determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). The Advisor will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis, as well as other factors such as the broker-dealer's ability to engage in transactions in securities of issuers which are thinly traded. The Advisor does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Advisor, or portfolio transactions may be effected by the Advisor. Neither the Funds nor the Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Advisor for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Advisor and, therefore, may have the effect of reducing the expenses of the Advisor in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Advisor probably does not reduce the overall expenses of the Advisor to any material extent. Consistent with the Conduct Rules of the NASD, and subject to seeking best execution, the Advisor may consider sales of shares of a Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. For the fiscal years ended October 31, 2001, 2000, and 1999, the Amerindo Technology Fund paid brokerage commissions in the amount of $41,020, $18,398 and $35,930, respectively. For the fiscal years ended October 31, 2001, and 2000, the Amerindo Internet B2B Fund paid brokerage commissions in the amount of $2,720 and $2,825, respectively. For the fiscal years ended October 31, 2001, and 2000, the Amerindo Health & Biotechnology Fund paid brokerage commissions in the amount of $5,285 and $1,823, respectively.


          The investment information provided to the Advisor is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Advisor determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Advisor may consider the sale of shares of a Fund by brokers including the Distributor as a factor in its selection of brokers of Fund transactions.

          A majority of the portfolio securities that the Funds purchase or sell will be done as principal transactions. In addition, debt instruments are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. Brokerage commissions are not usually paid for any such purchases. Any transactions involving such securities for which the Funds pay a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Funds may purchase Government Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Funds is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

          Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed in the best interest of shareholders of the Funds rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

          Investment decisions for the Funds will be made independently from those for any other investment companies or accounts that may become managed by the Advisor or its affiliates. If, however, the Funds and other investment companies or accounts managed by the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for a Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

          In addition to managing the assets of the Funds, the Advisor manages assets on a discretionary basis for other clients and, as a result, the Advisor may effect transactions in such clients' accounts in securities in which a Fund currently holds or, in the near future may hold, a position. The Advisor makes the determination to purchase or sell a security based on numerous factors, including those that may be particular to one or more of its clients. Therefore, it is possible that the Advisor will effect transactions in certain securities for select clients, which may or may not include the Fund, that it may not deem, in its sole discretion, as being appropriate for other clients, which may or may not include the Fund.

VII. CAPITAL STOCK AND OTHER SECURITIES

          The authorized capital stock of the Company consists of one billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Company's Board of Directors is authorized to divide the unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into four series (Amerindo Technology Fund, Amerindo Technology Fund II, Amerindo Internet B2B Fund, and Amerindo Health & Biotechnology Fund) and into three classes -- Class A, Class C and Class D. Shares of any class or series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected class or series. Each share of any class or series of shares when issued has equal dividend, distribution, liquidation and voting rights within the class or series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.


          There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.

          The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is an investor of record, the Funds do not issue certificates evidencing Fund shares.

          As a general matter, the Funds will not hold annual or other meetings of their shareholders. This is because the By-laws of the Company provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to a Fund's investment advisory agreement, (c) for approval of revisions to a Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Funds as may be required by the 1940 Act including the removal of Fund directors and communication among shareholders, any registration of the Funds with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter, i.e., by a majority of a Fund's outstanding shares. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

          The following information supplements the material relating to purchase, redemption and pricing of shares located in the Shareholder Information section of the Prospectuses.

     A.   INVESTMENTS THROUGH SHAREHOLDER ORGANIZATIONS

          Investors may, if they wish, invest in the Funds through the Shareholder Organizations with which they have accounts. When instructed by its customer to purchase or redeem Fund shares, the Shareholder Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased. Shareholder Organizations may also designate their agents and affiliates as intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when the Shareholder

Organization or its designated agent or affiliate receives the order. Orders will be priced at a Fund's net asset value next computed after the orders are received by the Shareholder Organization or its designated agent or affiliate.

          Shareholder Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Shareholder Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Investors whose Shareholder Organizations have not undertaken to provide such statements will receive them from the Funds directly.


          Shareholder Organizations may charge investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Shareholder Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Funds directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net return to investors who invest through Shareholder Organizations may be less than the net return that can be achieved by investing in the Fund directly. Investors should read the Prospectus in conjunction with the materials provided by the Shareholder Organization describing the procedures under which Fund shares may be purchased and redeemed through the Shareholder Organization.


          Shareholder Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


         THE FOLLOWING INFORMATION REGARDING THE INTERNET IS APPLICABLE
                            TO CLASS D SHARES ONLY.

INVESTMENT PROCEDURES

        HOW TO OPEN AN ACCOUNT                                    HOW TO ADD TO YOUR ACCOUNT

BY INTERNET: WWW.AMERINDO.COM                                     BY INTERNET

Log on to our web site                                            Log on to our web site
Complete the application online                                   Select Transactions/Purchase menu option
Accept the terms of the online application                        Follow the instructions provided
Account opening amount limited to $2,500                          We will electronically debit your purchase
Mail us your check, instruct your financial institution to        proceeds from your previously selected
wire your money to us, or we can electronically debit your        financial institution
purchase proceeds from your selected financial institution

ONLINE TRANSACTIONS. You may purchase, sell or exchange Fund shares. If you conduct online Fund transactions, you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks, which are explained in greater detail on the Internet site. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT

BY INTERNET

     o Log on to our web site (unless you declined Internet trading privileges on your account application)

     o    Provide the following information:


                 Your User ID

                 Your password


     o    Select the Transactions/Redemption menu option

     o    Follow the instructions provided

Redemption proceeds will be electronically credited to your account at your previously selected financial institution


TELEPHONE/INTERNET REDEMPTION PRIVILEGES You may redeem your shares by telephone or Internet unless you declined telephone or Internet redemption privileges on your account application. You may be responsible for any unauthorized telephone or Internet order as long as the Transfer Agent takes reasonable measures to confirm that orders communicated are genuine. Internet transactions will require the use of your User ID and password.


EXCHANGE PRIVILEGES

You may exchange your shares of the Fund for shares of any other Fund identified in the prospectus by telephone, via the Internet or in writing. Exchanges from one Fund into another must be for the same class of shares.


REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). Please note that exchanges may be made only two (2) times in any twelve (12) month period. You may exchange your shares by mail, online or telephone, unless you declined telephone/online redemption privileges on your account application. You may be responsible for any unauthorized telephone or Internet order as long as the Transfer Agent takes reasonable measures to confirm that orders communicated are genuine.


                                 HOW TO EXCHANGE

BY INTERNET

     o Log on to our web site (unless you declined Internet trading privileges on your account application)

     o    Provide the following information:


                 Your User ID

                 Your password


     o    Select the Transactions/Exchange menu option

     o    Follow the instructions provided


IX.  TAXATION OF THE FUNDS

          The following is only a summary of certain federal income tax considerations generally affecting the Company and its shareholders that are not described in the Prospectus. This summary is not a detailed explanation of the tax treatment of the Company or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

          Each Fund has elected and intends to continue to qualify annually as a regulated investment company under the Code. To qualify as a regulated investment company, a Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain other requirements (including diversification of assets and source of income) discussed below. By meeting these requirements, a Fund generally will not be subject to federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), designated by the Fund as capital gain dividends, distributed to shareholders.

          The Funds must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of that Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which that Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

          In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

          If for any taxable year a Fund did not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. The dividends received deduction for corporate shareholders would apply.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

          Amounts, other than tax-exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Funds must distribute during the calendar year an amount equal to the sum of (1) at least 98% of their ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of their capital gains over capital losses (adjusted for certain losses) from the one-year period ending October 31 of such year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any deficiencies from distributions in such prior years.

FUND DISTRIBUTIONS

          Each Fund's policy is to declare dividends annually and distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income. Distributions of investment company taxable income, including net short-term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net capital gains, if any, designated by the Funds as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of a Fund. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. Shareholders will be notified annually as to the federal tax status of distributions.

          If any net capital gains are retained by the Funds for reinvestment, requiring federal income taxes thereon to be paid by it, the Funds can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by a Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the tax deemed paid.

          Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporate shareholders (other than certain corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends (as defined in the Code) received by the Fund from domestic corporations for the taxable year. In addition, in certain circumstances, the dividends-received deduction for a corporate shareholder may be disallowed or reduced.

          Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI, determined without regard to this item and the AMT net operating loss deduction) includable in AMTI.

          Distributions are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the value of a share on the reinvestment date.


          Investors should carefully consider the tax implications of buying shares prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distributions. Distributions by a Fund reduce the net asset value of the Fund's shares, and if a distribution reduces the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.


          In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under certain circumstances, all or a portion of certain gains relating to foreign currency, hedging, options and various transactions may be characterized as ordinary income.

          Gains or losses attributable to fluctuations in exchange rates that occur between the time the Funds accrue interest or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. These gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

          If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. Each Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

          Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Funds do not expect that they will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.

          The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 30% in the case of non-exempt shareholders who fail to furnish the Company with their taxpayer identification numbers and their required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Funds with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of backup withholding.

SALE OR REDEMPTION OF SHARES

          Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 10% or 15% tax bracket for ordinary income). However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as a long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately).

FOREIGN SHAREHOLDERS

          The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consult their tax advisor regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person.

STATE AND LOCAL TAX CONSIDERATIONS

          The Funds may be subject to state or local tax in jurisdictions in which a Fund is organized or may be deemed to be doing business.

          Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the federal income tax laws.


X.   UNDERWRITERS

          Each Fund sells and redeems its shares on a continuing basis at their net asset value and imposes a sales charge. The Distributor receives an underwriting commission of 0.25% on sales of Class A shares only. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e. $1.00) and as agent for the Funds, will solicit orders for the purchase of a Fund's shares, provided that any subscriptions and orders will not be binding on that Fund until accepted by the Fund as a principal. In addition, as further described in "B. The Distribution and Service Plan," the Distributor receives a fee equal to 0.25% of the Class A shares' and 0.75% of the Class C shares' average daily net assets on an annual basis to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders for providing distribution assistance and shareholder support to that Fund.


          The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Funds' position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the distributor for providing such services. This is an unsettled area of the law, however, and if a determination contrary to a Fund's position concerning shareholder servicing and administration payments to banks from the distributor is made by a bank regulatory agency or court, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the names of the customers at no cost to each Class or its shareholders. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act, repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The new legislation grants banks new authority to conduct certain authorized activity through financial subsidiaries. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


XI.  CALCULATION OF PERFORMANCE DATA


          The Funds, on behalf of each class, may from time to time include yield, effective yield and total return information in advertisements or reports to investors or prospective investors. Currently, the Funds intend to provide these reports to investors and prospective investors semi-annually, but may from time to time, in its sole discretion, provide reports on a more frequent basis, such as quarterly. The "yield" refers to income generated by an investment in a particular class of a Fund over a thirty-day period. This income is then "annualized." That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the monthly income earned by an investment in a particular class of a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "total return" of the Fund is required to be included in any advertisement containing each class's yield. Total return is the average annual total return for the period which began at the inception of a particular class of the Fund and ended on the date of the most recent balance sheet, and is computed by finding the average annual compound rates of return over the period that would equate the initial amount invested to the ending redeemable value. Yield, effective yield and total return may fluctuate daily and do not provide a basis for determining future yields, effective yields or total returns. For Class A shares, the annual total rate of return and yield figures will assume payment of the maximum initial sales load at the time of purchase. One-, five- and ten-year periods will be shown, unless the class of that Fund has been in existence for a shorter period.

          The yields and the net asset values of each class of shares of the Funds will vary based on the current market value of the securities held by the Funds and changes in such class's expenses. The Advisor, the Administrator or the Distributor may voluntarily waive a portion of their fees on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of a class of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of a class of the Funds to yields and total rates of return published for other investment companies and other investment vehicles.


          The Funds compute yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the registration statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                 YIELD =      2[(a-b + 1)6 - 1]
                                    cd

Where:    a   =   dividends and interest earned during the period.

          b   =   expenses accrued for the period (net of reimbursements).

          c   =   the average daily number of shares outstanding during the
                  period that were entitled to dividends.

          d   =   the maximum offering price per share on the last day of the period.

          Actual future yields will depend on the type, quality, and maturities of the investments held by the Funds, changes in interest rates on investments, and a Fund's expenses during the period.

          COMPUTATION OF TOTAL RETURN. The total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the SAI, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                 P(1 + T)n = ERV


Where:    P    = a hypothetical initial investment of $1000 (assuming the investment is made at a public offering price that includes the current maximum sales load of 5.75% for Class A shares, or, for the Class C shares by including the applicable maximum deferred sales charge)


          T    = average annual total return

          n    = number of years

          ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-or 10-year periods (or fractions thereof).

          If a Fund has not had a registration in effect for 1, 5 or 10 years, the period during which the registration has been effective shall be substituted.


          The total returns of the Funds for the periods ending October 31, 2001, were as follows: Amerindo Technology Fund, Class A shares: -80.09% for one year and -11.02% since inception; Class C shares: -79.19 % for one year and -65.28% since inception; Class D shares: -78.86% for one year, -9.88% for five years and -9.36% since inception; Amerindo Internet B2B Fund, Class A shares:
-79.12% for the one year and -52.22% since inception; Class C shares: -78.35% for the one year and -50.77% since inception; Class D shares: -77.91% for the one year and -50.29% since inception; and Amerindo Health & Biotechnology Fund, Class A shares: -41.16% for the one year and -10.19% since inception; Class C shares: -38.77% for the one year and -7.20% since inception; Class D shares:
-37.54% for the one year and -6.29% since inception.


          Yield information may be useful for reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

          From time to time evaluations of performance of the Funds made by independent sources may be used in advertisements. These sources may include Lipper Analytical Services, Wiesenberger Investment Company Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Bank Rate Monitor, and The Wall Street Journal. From time to time evaluations of performance of the Advisor made by independent sources may be used in advertisements of the Funds.

XII. FINANCIAL STATEMENTS


          The financial statements for the year ended October 31, 2001, are available, without charge, upon request. The annual financial statements are audited by the Fund's independent financial accountants. The audited financial statements for the Fund dated October 31, 2001, and the Report of Deloitte & Touche LLP thereon, are incorporated herein by reference to the Annual Report to Shareholders dated October 31, 2001. Shareholders will receive Semi-Annual and Annual Reports from the Fund.

                           PART C - OTHER INFORMATION

Item 23.    EXHIBITS


     (1)  (a)       Articles of Incorporation of the Registrant.

     (5)  (a.1)     Articles Supplementary of the Registrant.

     (1)  (b)       By-Laws of the Registrant.

          (c)       Not applicable.

     (8)  (d)       Investment Advisory Agreement: Amerindo Technology Fund.

     (8)  (d.1)     Investment Advisory Agreement: Amerindo Technology Fund II,
                    Amerindo Internet B2B Fund and Amerindo Health &
                    Biotechnology Fund.

     (4)  (e)       Distribution Agreement for all Classes.

          (f)       Not applicable.

     (8)  (g)       Custody Agreement.

     (4)  (h)       Administration Agreement.

     (5)  (h.1)     Transfer Agency and Service Agreement.

     (3)  (h.2)     Form of Expense Limitation Agreement.

     (2)  (i)       Opinion of Battle Fowler LLP as to the legality of the
                    securities being registered and consent.

     (8)  (j)       Consent of Paul, Hastings, Janofsky & Walker LLP.

     (8)  (j.1)     Consent of Deloitte & Touche LLP, certified public
                    accountants.

     (7)  (k)       Audited Financial Statements, for fiscal year ended October
                    31, 2001, including the Report of Independent Accountants.

     (2)  (l)       Subscription Letter.

     (5)  (m)       Amended and Restated Distribution and Service Plan for Class
                    A and D shares.

     (5)  (m.1)     Amended and Restated Distribution and Service Plan for Class
                    C shares.

     (6)  (m.2)     Shareholder Servicing Agreement for Class C shares.

     (6)  (m.3)     Shareholder Servicing Agreement for Class D shares.

     (5)  (n)       Amendment No. 2 to the Multi-Class Plan pursuant to Rule
                    18f-3 under the 1940 Act.

          (o)       Reserved.

     (8)  (p)       Code of Ethics - Amerindo Funds Inc.

     (8)  (p.1)     Code of Ethics - Amerindo Investment Advisors Inc.


----------

(1) Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on February 7, 1996, and incorporated herein by reference.

(2) Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on May 24, 1996, and incorporated herein by reference.

(3) Filed as an exhibit to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on October 15, 1999, and incorporated herein by reference.

(4) Filed as an exhibit to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on March 13, 2000, and incorporated herein by reference.

(5) Filed as an exhibit to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on May 26, 2000, and incorporated herein by reference.

(6) Filed as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on February 28, 2001, and incorporated herein by reference.

(7) Filed with Annual Report in form N-30D on December 27, 2001 (accession number 0000935069-01-500773), and incorporated herein by reference.

(8)  Filed herewith.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

Item 25.  INDEMNIFICATION

          (a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

               "NINTH: (1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

               (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

          (b) In the proposed Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify and hold harmless any person who controls the Fund's distributor, SEI Investments Distribution Co., within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The description of the Registrant's adviser, Amerindo Investment Advisors Inc., under the caption "Management, Organization and Capital Structure" in the Prospectus and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.

Item 27.  PRINCIPAL UNDERWRITERS

     (a) SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, PA 19456, is the Registrant's Distributor. SEI Investments Distribution Co. (the "Distributor") acts as distributor for:


     SEI Daily Income Trust                              July 15, 1982
     SEI Liquid Asset Trust                              November 29, 1982
     SEI Tax Exempt Trust                                December 3, 1982
     SEI Index Funds                                     July 10, 1985
     SEI Institutional Managed Trust                     January 22, 1987
     SEI Institutional International Trust               August 30, 1988
     The Advisors' Inner Circle Fund                     November 14, 1991
     STI Classic Funds                                   May 29, 1992
     The Arbor Fund                                      January 28, 1993
     Bishop Street Funds                                 January 27, 1995
     STI Class Variable Trust                            August 18, 1995
     SEI Asset Allocation Trust                          April 1, 1996
     SEI Institutional Investments Trust                 June 14, 1996
     HighMark Funds                                      March 8, 1997
     Armada Funds                                        February 15, 1997
     The Expedition Funds                                June 9, 1997
     Oak Associates Funds                                February 27, 1998
     The Nevis Fund, Inc.                                June 29, 1998
     CNI Charter Funds                                   April 1, 1999
     The Armada Advantage Fund                           May 1, 1999
     Amerindo Funds, Inc.                                July 18, 1999
     Friends Ivory Funds                                 December 16, 1999
     iShares Inc.                                        January 28, 2000
     SEI Insurance Products Trust                        March 29, 2000
     iShares Trust                                       April 25, 2000
     Pitcairn Funds                                      August 1, 2000
     First Focus Funds, Inc.                             October 1, 2000
     JohnsonFamily Funds, Inc.                           November 1, 2000
     The MDL Funds                                       January 24, 2001
     Causeway Capital Management Trust                   September 20, 2001

     (b) The following are the directors and officers of SEI Investments Distribution Co. The principal business address of each of these persons is One Freedom Valley Drive, Oaks, PA 19456:

                            Positions and Offices                             Positions and Offices
Name                        With the Distributor                               With the Registrant
----                        --------------------                               -------------------

Alfred P. West, Jr.         Director, Chairman of the Board of Directors              None
Richard B. Lieb             Director, Executive Vice President                        None
Carmen V. Romeo             Director                                                  None
Mark J. Held                President & Chief Operating Officer                       None
Dennis J. McGonigle         Executive Vice President                                  None
Robert M. Silvestri         Chief Financial Officer & Treasurer                       None
Todd Cipperman              Senior Vice President & General Counsel                   None
Carl A. Guarino             Senior Vice President                                     None
Jack May                    Senior Vice President                                     None
Kevin P. Robins             Senior Vice President                                     None
Patrick K. Walsh            Senior Vice President                                     None
Wayne M. Withrow            Senior Vice President                                     None
Robert Aller                Vice President                                            None
John D. Anderson            Vice President & Managing Director                        None
Timothy D. Barto            Vice President & Assistant Secretary                      None
Robert Crudup               Vice President & Managing Director                        None
Richard A. Deak             Vice President & Assistant Secretary                      None
Scott W. Dellorfano         Vice President & Managing Director                        None
Barbara Doyne               Vice President                                            None
Jeff Drennen                Vice President                                            None
Scott C. Fanatico           Vice President & Managing Director                        None
Vic Galef                   Vice President & Managing Director                        None
Steven A. Gardner           Vice President & Managing Director                        None
Lydia A. Gavalis            Vice President & Assistant Secretary                      None
Greg Gettinger              Vice President & Assistant Secretary                      None
Kathy Heilig                Vice President                                            None
Jeff Jacobs                 Vice President                                            None
Bridget Jensen              Vice President                                            None
Samuel King                 Vice President                                            None
John Kirk                   Vice President & Managing Director                        None
Kim Kirk                    Vice President & Managing Director                        None
John Krzeminski             Vice President & Managing Director                        None
Alan H. Lauder              Vice President                                            None
Paul Lonergan               Vice President & Managing Director                        None
Ellen Marquis               Vice President                                            None
Christine M. McCullough     Vice President & Assistant Secretary                      None
Carolyn McLaurin            Vice President & Managing Director                        None
Mark Nagle                  Vice President                                            None
Joanne Nelson               Vice President                                            None
Rob Redican                 Vice President                                            None
Maria Rinehart              Vice President                                            None
William E. Zitelli, Jr.     Vice President & Assistant Secretary                      None
Karen Lafourette            Secretary                                                 None


     (c) There are no affiliated persons of the Underwriter who are not affiliated with the Registrant.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder, in general, are maintained in the physical possession of Registrant at Amerindo Funds Inc., 399 Park Avenue, New York, New York 10022; SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, PA 19456, the Registrant's transfer and accounting agent will maintain physical possession of Registrant's shareholder and fund accounting records; and The Northern Trust Company, the custodian will maintain physical possession of the Registrant's custodial records.

Item 29.  MANAGEMENT SERVICES

          Not Applicable.

Item 30.  UNDERTAKINGS

          Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 29th day of January, 2002.


                                       AMERINDO FUNDS INC.



                                       By:   /S/ KEITH BROWN
                                          --------------------------------------
                                            Keith Brown, Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated below on January 29, 2002.


SIGNATURE                       TITLE


By: /S/ ALBERTO W. VILAR        Chairman and Director
   ------------------------
    Alberto W. Vilar

By: /S/ KEITH BROWN             Chief Executive Officer
   ------------------------
    Keith Brown

By: /S/ JESSICA CARUSO          Vice President and Treasurer
   ------------------------
    Jessica Caruso

By: /S/ JOHN RUTLEDGE           Director
   ------------------------
    John Rutledge

By: /S/ GARY A. TANAKA          Director
   ------------------------
    Gary A. Tanaka

By: /S/ CHARLES A. PARKER       Director
   ------------------------
    Charles A. Parker

By: ------------------------
    Jessica Caruso*

________________________________________________
* Pursuant to Powers of Attorney, filed herewith

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION


(d)               Investment Advisory Agreement: Amerindo Technology Fund

(d.1) Investment Advisory Agreement: Amerindo Technology Fund II, Amerindo Internet B2B Fund and Amerindo Health & Biotechnology Fund

(g)               Custody Agreement

(j)               Consent of Paul, Hastings, Janofsky & Walker LLP

(j.1)             Consent of Deloitte & Touche LLP, certified public accountants

(p)               Code of Ethics - Amerindo Funds Inc.

(p.1)             Code of Ethics - Amerindo Investment Advisors Inc.